UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7170

TCW Funds, Inc.
(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA			90017
(Address of principal executive offices)			(Zip code)

Philip K. Holl, Esq. Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(213) 244-0000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                    Report to Stockholders.

TCW US EQUITIES FUNDS

2006 ANNUAL REPORT

Where experts invest.

U.S. EQUITIES

TCW Funds, Inc.

Table of Contents	October 31, 2006
Letter to Shareholders	1

Management Discussion	2

Schedules of Investments:

TCW Balanced Fund	33

TCW Diversified Value Fund	37

TCW Dividend Focused Fund	42

TCW Equities Fund	47

TCW Focused Equities Fund	52

TCW Growth Equities Fund	55

TCW Growth Insights Fund	59

TCW Large Cap Core Fund	63

TCW Large Cap Flexible Growth Fund	67

TCW Opportunity Fund	70

TCW Select Equities Fund	77

TCW Small Cap Growth Fund	81

TCW Value Added Fund	86

TCW Value Opportunities Fund	96

Statements of Assets and Liabilities	101

Statements of Operations	105

Statements of Changes in Net Assets	109

Notes to Financial Statements	113

Financial Highlights	130

Report of Independent Registered Public Accounting Firm	163

Shareholder Expenses	164

Proxy Voting Guidelines and Availability of Quarterly Portfolio Schedule	168

Advisory and Sub-Advisory Agreements Disclosure	169

Tax Information Notice	172

Directors and Officers	173

(THIS PAGE INTENTIONALLY LEFT BLANK)

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To Our Valued Shareholders

We are pleased to submit the October 31, 2006 annual reports for the TCW Funds, Inc.

The TCW Funds continue to provide our clients with targeted investment strategies featuring competitive expense ratios with no front-end loads or deferred sales charges. In the pages that follow we have provided detailed information and analysis outlining the performance of each of our funds.

On behalf of the Board and everyone at TCW, I would like to thank you for your continued support. As always, we look forward to assisting you in reaching your financial goals. If you have any questions or require any further information on the TCW Funds, I invite you to visit our website at www.tcw.com or call our shareholder services department at 1-800-FUND-TCW (1-800-386-3829).

Sincerely,

Alvin R. Albe, Jr.
President and Chief Executive Officer

November 13, 2006

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TCW Balanced Fund

Management Discussions

For the period from September 1, 2006 (commencement of operations) through October 31, 2006, the TCW Balance Fund (the "Fund") returned 4.60% on its I Class shares and 4.53% on its N Class shares. The performance of the Fund's two classes varies because of differing expenses. The Fund's benchmark returned 4.16% over the same period.

The Fund outperformed its benchmark during this period. The Fund's performance was aided by both falling interest rates and falling oil and gasoline prices. The yield on the 10-year U.S. Treasury essentially made a round trip over the 12 months ended October 31, beginning and ending the period near 4.6%. Amid continued hopes for low interest rates and moderate economic growth, the Dow Jones Industrial Average ended October with a monthly gain of 3.4% - the best monthly gain since November 2005. Stocks were helped in October by falling oil and gasoline prices, which took pressure off consumers and businesses. Crude-oil futures fell 6.6% in October.

Part of the reason for the improving equity performance is a belief that the economy is headed for the much-desired "Goldilocks" scenario - with inflation not too hot and growth not too cold. That would support sustained growth and profits, and might even lead the Federal Reserve to cut interest rates, investors hope.

TCW Balanced Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Balanced Fund

TCW Balanced Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Diversified Value Fund

Management Discussions

For the year ended October 31, 2006, the TCW Diversified Value Fund (the "Fund") posted gains of 19.79% and 19.56% on the I Class and N Class shares, respectively. The performance of the Fund's two classes varies because of differing expenses. The Fund's benchmark returned 21.46% over the same period.

Although having strong absolute performance, the Fund underperformed its benchmark for its fiscal year ended October 31, 2006. Stock selection within the Consumer Discretionary and Telecommunication Services sectors was the strongest positive contributor to the Fund's performance. Strong stock selection more than outweighed our sector overweight in the Consumer Discretionary sector, which slightly detracted value. Holdings within both the Industrial and Information Technology sectors also added to performance. Stock selection within the Healthcare sector was the largest detractor from performance for the period under review. Although our underweight position in the Energy sector over the period was a positive, stock selection in the Energy sector detracted value. Strong performers in the Fund over the period include Qwest Communications (+98%) in the Telecommunications sector, Mattel (+58%) in the Consumer Discretionary sector, and Industrials company CSX Corp. (+57%). Poor performing names for the one year period include Boston Scientific (-26%), which met our fundamental review point based on price decline and was cut back to our initial weighting of 1%; Watson Pharmaceuticals (-22%); and Tyson Foods (-26%), which was completely sold after meeting our fundamental review point based on price decline.

During the period under review large cap value significantly outperformed large cap growth, as represented by the Russell indices, by over 10%. While growth has outperformed value more recently, we believe we are still in an extended value cycle. The Fund is focused on attractively valued stocks with a fundamental catalyst for growth. We remain committed to our strategy of finding value poised for growth.

TCW Diversified Value Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Diversified Value Fund

TCW Diversified Value Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor SG Cowen fund. The predecessor SG Cowen fund was an investment company registered under the Investment Company Act of 1940, as amended.

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TCW Dividend Focused Fund

Management Discussions

For the year ended October 31, 2006, the TCW Dividend Focused Fund (the "Fund") posted gains of 19.07% and 18.72% on its I Class and N Class shares, respectively. The Fund's K Class shares returned 15.07% for the period from January 3, 2006 (commencement of offering of the K Class shares) through October 31, 2006. The performance of the Fund's three classes varies because of differing expenses. The Fund's benchmark returned 21.46% for the year ended October 31, 2006.

Although having strong absolute performance, the Fund underperformed its benchmark for its fiscal year ended October 31, 2006. Holdings within the Consumer Discretionary and Information Technology sectors were the strongest contributors to performance. Strong stock selection more than outweighed our sector overweight in the Consumer Discretionary sector, which slightly detracted value. Stock selection within the Healthcare sector was the largest detractor for the period under review. Although our underweight in the Energy sector was slightly positive, stock selection within the sector detracted value. Top performers for the period include the Telecommunications company Qwest Communications (+98%), Materials company United States Steel (+61%), and Mattel (+58%). Underperformers for the period include Health Care companies Boston Scientific (-34%), which met our fundamental review point based on price decline and was cut back to our initial weighting of 1%; Watson Pharmaceuticals (-22%); and Tenet Healthcare (-16%), both of which met our fundamental review point based on price decline and were added to.

During the period under review large cap value significantly outperformed large cap growth, as represented by the Russell indices, by over 10%. While growth has outperformed value more recently, we believe we are still in an extended value cycle. Over the timeframe of this report, the Fund was focused on attractively valued stocks with a fundamental catalyst for growth. The Fund's gross dividend yield is targeted to be greater than the S&P 500. The Fund remains committed to our strategy of finding value poised for growth.

TCW Dividend Focused Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Dividend Focused Fund

TCW Dividend Focused Fund - N Class

TCW Dividend Focused Fund - K Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

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TCW Equities Fund

Management Discussions

For the year ended October 31, 2006, the TCW Equities Fund (the "Fund") posted a gain of 16.37%, 15.69% and 16.06% on its I Class, N Class and K Class shares, respectively. The performance of the Fund's three classes varies because of differing expenses. The S&P 500 Index returned 16.34%, while Russell 1000 Value Index gained 21.46% over the same period.

Investments in the financial and industrial sectors made the largest contribution to the Fund's positive returns during the fiscal year. Favorable returns in the financial sector were generated by market-sensitive financials, while favorable returns in the industrial sector were led by diversified industrial stocks. Investments in the information technology and health care sectors generated the Fund's weakest performance during the year. Unfavorable returns from the information technology sector were led by investments in the personal computer industry, while unfavorable returns from the health care sector were largely due to investments in the medical devices industry.

The Fund owns undervalued companies expected to generate increasing cash flow and higher returns on capital. The Fund's sector structure is a byproduct of our individual stock selection process. The Fund's investment portfolio is currently overweight economically sensitive sectors because this is where we find the most favorable combination of attractive valuation and increasing cash flows and returns on capital. Over the long term, we believe value created by increasing cash flow and rising returns on capital will reward shareholders.

TCW Equities Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor limited partnership for the periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

U.S. EQUITIES

TCW Equities Fund

TCW Equities Fund - N Class

TCW Equities Fund - K Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Focused Equities Fund

Management Discussions

For the year ended October 31, 2006, the TCW Focused Equities Fund (the "Fund") appreciated 16.78% and 16.75% on its I Class and N Class shares, respectively. The performance of the Fund's two classes varies because of differing expenses. The S&P 500 Index returned 16.34%, while Russell 1000 Value Index gained 21.46% over the same period.

Investments in the industrial and energy sectors made the largest contribution to the Fund's positive returns during the fiscal year. Favorable returns in the industrial sector were led by diversified industrial stocks, while favorable returns in the energy sector were led by oil service stocks. Investments in the information technology and consumer staple sectors generated the Fund's weakest performance during the year. Unfavorable returns from the information technology sector were led by investments in the personal computer industry, while unfavorable returns from the consumer staple sector were largely due to investments in the food distribution industry.

The Fund owns undervalued companies expected to generate increasing cash flow and higher returns on capital. The Fund's sector structure is a byproduct of our individual stock selection process. The Fund's investment portfolio is currently overweight economically sensitive sectors because this is where we find the most favorable combination of attractive valuation and increasing cash flows and returns on capital. Over the long term, we believe value created by increasing cash flow and rising returns on capital will reward shareholders.

TCW Focused Equities Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Focused Equities Fund

TCW Focused Equities Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor separately managed account for periods before the Funds' registration became effective. The predecessor separately managed account was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the separately managed account had been registered under the 1940 Act, the separately managed account's performance may have been lower.

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TCW Growth Equities Fund

Management Discussions

For the year ended October 31, 2006, the TCW Growth Equities Fund (the "Fund") posted a gain of 6.20% on both I and N Class shares. The Fund's benchmark returned 14.51% over the same period.

For the year ended October 31, 2006, the Fund underperformed its benchmark. In a reversal from the prior year, our healthcare names were weak throughout the year. It was a difficult year for us in terms of new drug approvals from the FDA, which negatively affected our biotechnology holdings. Furthermore, there was increasing pressure to reduce healthcare costs by both public and private healthcare insurance institutions, which resulted in generally negative investor sentiment with regard to the sector. The most significant contributors to underperformance in this sector were CV Therapeutics, Affymetrix and Express Scripts. Within the industrials sector the Fund underperformed as a result of an uncertain global economic environment throughout the majority of the year. Joy Global suffered as demand for basic materials and coal waned. UTI worldwide also was a significant detractor of performance as investors weighed the potential impact of slower global economic growth on trade and the logistics segment of the market.

While the financial sector was one of the strongest performing sectors in the broader benchmark, our holdings in general performed favorably in comparison to the sector. The most significant contributor of performance was National Interstate, which recorded a solid year of operational performance. E*Trade was also was a significant contributor to performance within the sector. Finally, our energy holdings contributed positively to performance. The energy sector in general was the poorest performing sector in the broader index, however strong stock selection in the Fund resulted in a positive contribution from the sector. The most significant contributor to performance was Veritas DCG, which announced that it would be acquired for a healthy premium during the year. Also, FMC Technologies was a strong performer on the back of solid operational execution throughout the year.

TCW Growth Equities Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Growth Equities Fund

TCW Growth Equities Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Growth Insights Fund

Management Discussions

For the year ended October 31, 2006, the TCW Growth Insights Fund (the "Fund") posted a gain of 0.44%. The Fund's benchmark had a return of 11.39% over the same period.

The Fund underperformed its benchmarks for the fiscal year due primarily to its stock selection. Holdings in the information technology and consumer discretionary sectors were the primary causes of the Fund's relative underperformance.

The top three performing stocks during the period were Research In Motion, FMC technologies, and Potash Corp. of Saskatchewan while the three worst performing stocks consisted of XM Satellite Radio, Apollo Group, and Chico's FAS.

The Fund remains committed to its current investment mandate as a growth fund with the objective of outperforming its benchmark by identifying outstanding prospective growth companies.

TCW Growth Insights Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor separately managed account for periods before the Funds' registration became effective. The predecessor separately managed account was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the separately managed account had been registered under the 1940 Act, the separately managed account's performance may have been lower.

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TCW Large Cap Core Fund

Management Discussions

For the year ended October 31, 2006, the TCW Large Cap Core Fund (the "Fund") posted a gain of 14.22% and 13.93% on its I Class and N Class shares, respectively. The performance of the Fund's two classes varies because of differing expenses. The Fund's benchmark returned 16.34% over the same period.

During the year, the market was driven by strong performance in the telecommunications, materials, financials, energy, consumer discretionary and utilities sectors. Industrials, health care, consumer staples and information technology exhibited positive returns but trailed the benchmark average.

Since the Fund relies on stock selection in pursuit of excess returns, its sector weights are close to those of the benchmark. This year, stock selection was particularly strong in consumer discretionary and was modestly better than average in industrials, energy, materials and utilities. Conversely, stock selection was weak in consumer staples, financials, health care, information technology and telecommunications stocks when compared with the sector averages.

When considering total portfolio contribution, or sector weight and stock selection together, consumer discretionary and energy were the largest contributors while health care and information technology were the largest detractors from performance. On an individual stock basis, Research in Motion, Office Max and Peabody Energy were the top contributors to performance. Chico's FAS, Boston Scientific and Symantec were the largest individual detractors from performance.

In closing, the Fund's purpose is to achieve consistent, above-average returns through superior stock selection over the long term. We continue to believe that over the long run, this approach can continue to reward investors with attractive returns without undue volatility.

TCW Large Cap Core Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Large Cap Core Fund

TCW Large Cap Core Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Large Cap Flexible Growth Fund

Management Discussions

The TCW Large Cap Flexible Growth Fund (the "Fund") posted a gain of 1.40% on both I and N Class shares for the period from February 6, 2006 (commencement of operations) through October 31, 2006. The Fund's benchmark returned 6.15% over the same period.

During this short period ended October 31, 2006, the sources of relative underperformance were the healthcare and consumer discretionary sectors, while the finance sector was an area of outperformance.

The healthcare sector was the primary source of the Fund's relative underperformance due to significant positions in St. Jude Medical and United Healthcare. St. Jude experienced a slowdown in its end markets caused by a competitor's product recall. United Healthcare continued to report strong fundamental results but was affected by faulty stock option pricing which resulted in a change in senior management. Although the Fund's healthcare weighting has been reduced, both positions remain in the portfolio. Celgene, a biotech company, experienced strong gains during this period. In the consumer discretionary sector, a significant underweight relative to the benchmark hurt the Fund's performance as did a position in Carnival Cruise Lines. Carnival was negatively impacted by higher fuel prices and has been sold from the portfolio. The financial sector was a source of strong relative performance due to significant gains in Goldman Sachs and T. Rowe Price.

Equity returns were strong during the shortened period with the S&P 500 up over 10% and the large cap growth benchmark up less than 7%, underperforming on a relative basis. Early in the fiscal period, macro economic concerns due to a slowing housing market and a tightening Federal Reserve, eventually gave way to confidence in a soft landing and strong earnings growth. With a further boost from falling energy prices, the market rallied from mid July into the fall.

The Fund's "growth" style of stock selection has remained out of favor with investors during 2006. The Russell 1000 Growth has significantly underperformed its value counterpart by a wide margin of over 10 percent during the first nine months of 2006. Despite strong earnings growth in the portfolio overall, multiple compression has been a counter acting force during this period. We believe that earnings growth for the broader market, which has been very strong, is likely to decelerate in the coming months but still remain positive. Despite this slowdown, we anticipate the portfolio overall to achieve earnings growth in excess of 20% while the Russell 1000 Growth is expected to grow roughly 15% and the S&P 500 is expected to slow to a high single digit rate of growth. We believe this anticipated superior earnings growth will be rewarded in future and remain excited about the prospects for our portfolio companies.

U.S. EQUITIES

TCW Large Cap Flexible Growth Fund

TCW Large Cap Flexible Growth Fund - I Class

TCW Large Cap Flexible Growth Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Opportunity Fund

Management Discussions

For the year ended October 31, 2006, the TCW Opportunity Fund (the "Fund") posted gains of 17.27%, 16.92% and 16.58% on its I Class, N Class and K Class shares, respectively. The performance of the Fund's three classes varies because of differing expenses. The Fund's benchmark returned 19.98% over the same period.

Although having strong absolute performance, the Fund underperformed its benchmark for the fiscal year ended October 31, 2006. Holdings within the Industrials and Consumer Staples sectors were the strongest contributors to the Fund's performance for the year. Our underweight position in the Financial sector was positive, although stock selection in the Financial sector dampened returns. Although our average underweight position in Energy versus the benchmark was slightly negative, stock selection in the Energy sector added value. Stock selection within the Consumer Discretionary and Materials sectors was the largest detractor over the one year period. Top performers in the Fund for the year include Continental Airlines (+185%), Technology company Maxtor (+171%) and specialty retailer Gymboree (+163%). Underperforming names for the period under review include medical device company DexCom (-60%) and pharmacy services company Bioscrip (-59%), which have both been completely sold, as well as Pier One Imports (-49%), which we continue to own.

Small cap stocks with their higher betas tend to have weaker performance in slower growth environments unless offset by higher earnings or new technologies. Much of the recent downturn in small cap stocks was due to fears a slowing economy would lead to a bad case of growing pains causing these historically faster growing companies to stumble. In total, earnings for small cap stocks are estimated to grow 15-20% in 2006 and 2007 versus 10-15% for large caps, which if correct could help compensate for a slowing economy. Nonetheless, the average small cap cycle has lasted 6 years and historic small cap periods of outperformance have ranged from 2 to 9 years. Current valuations are not excessive as prices have retreated from recent highs achieved earlier in the year back to historical averages. If second and third quarter GDP represents a pause caused by higher interest rates and energy prices and not an economic slowdown, small cap returns could reignite with renewed vigor. Access to capital is readily available, small company free cash flow yields are at 20-year highs, and mergers and acquisitions continue to heat up. While the overall economic environment is an important backdrop, our focus on bottom-up, fundamentally based stock selection, and our philosophy of the search for value poised for growth has prevailed in many cycles and stood the test of time.

U.S. EQUITIES

TCW Opportunity Fund

TCW Opportunity Fund - I Class

TCW Opportunity Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

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TCW Opportunity Fund

TCW Opportunity Fund - K Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

U.S. EQUITIES

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2006, the TCW Select Equities Fund (the "Fund") posted a negative return of 1.29%, 1.53% and 2.08% on its I Class, N Class and K Class shares, respectively. The performance of the Fund's three classes varies because of differing expenses. The Fund's benchmark returned a positive 10.84% over the same period.

At the beginning of November 2005, oil was priced at about $60 per barrel. At that time, the federal funds rate was 3.75%. Through July oil rose to $76 per barrel and the Federal Reserve hiked the overnight rate to 5.25%. In the face of these economic headwinds companies continued to prosper and economic growth remained surprisingly robust, but investor sentiment became quite cautious. Short interest as a percentage of shares outstanding rose 26% on the NASDAQ and 39% on the New York stock exchange over the course of the year. Consumer prices rose, but not to dangerous levels. Housing starts declined by 27% from January through October of 2006.

With this as backdrop, there was a strong aversion to our investment approach and the economic sectors where we find opportunity. Our discipline leads us to companies which possess sustainable competitive advantages resulting from their superior business models. Additionally, we seek companies that are positioned to capitalize on long-term growth opportunities. These types of high growth businesses typically and deservedly sell for premium valuations relative to the market averages. However, as the Federal Reserve moved to raise interest rates at each successive opportunity, the valuation multiples for our stocks experienced severe contractions. Moreover, as the demand for oil and other basic materials, particularly from the developing world, grew, prices for those products and profits for the companies that produce those products increased at a surprising rate. Accordingly, for much of the fund's fiscal year, the energy and basic materials sectors, where the Fund was underweight, demonstrated the best market performance. When fears of accelerating inflation took hold in May of 2006, defensive sectors, including utilities and consumer staples, sectors where the Fund was underweight, took the lead through August. Our approach precludes us from using many ideas in these sectors as they generally do not have long-term secular growth opportunities and very few possess sustainable competitive advantages. In August things began to change. At their August FOMC meeting the Fed decided for the first time in 18 instances to leave the fed funds rate unchanged at 5.25%. Concurrently, oil prices started to recede from the high $70s per barrel to the high $50s. With this effective removal of twin economic headwinds, the sectors that we emphasize and the companies we own began to outperform the broad market. For the later part of August and the months of September and October we generated positive results and superior relative returns. Unfortunately, these returns were not enough to offset underperformance from earlier in the fiscal year, but we are optimistic about this trend.

Sector exposure generally hurt our returns for most of the year. Additionally, the rapid growth stocks that we owned throughout the year generally underperformed their economic sector averages. During the twelve-month period, our best returns came from various sources, such as new positions in Salesforce.com and Expeditors International. Google and Cisco have also made a strong contribution. Long-term holding Pixar was acquired by Disney in 2006. Our combined return of owning Pixar and the exchanged Disney shares were additive to our returns. Our worst performers were Getty Images, XM Satellite Radio, Yahoo! and Dell. Getty Images and XM Satellite have been sold. Yahoo! and Dell were reduced before they experienced their greatest price declines.

U.S. EQUITIES

TCW Select Equities Fund

TCW Select Equities Fund - I Class

TCW Select Equities Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Select Equities Fund

TCW Select Equities Fund - K Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Small Cap Growth Fund

Management Discussions

For the year ended October 31, 2006, the TCW Small Cap Growth Fund (the "Fund") posted a gain of 19.98% and 19.61% on its I Class and N Class shares, respectively. The performance of the Fund's two classes varies because of differing expenses. The Fund's benchmark returned 17.07% over the same period.

The Fund outperformance as compared to its benchmark during the year can be largely attributed to strong stock selection in the information technology and financials sectors. However, this was partially offset by a negative selection effect in the healthcare sector.

Performance was driven for the most part by outperformance of our holdings within the information technology sector. Although the fund was overweight information technology on average for the year, the bulk of the relative outperformance in the sector can be attributed to strong stock selection. Standout performers in the sector were Cognizant Technology and Opsware.

While the financial sector slightly underperformed the broader benchmark, our holdings performed favorably in comparison to the sector within the index. The most significant contributor of performance was National Interstate, which recorded a solid year of operational performance.

In a reversal from the prior year, our healthcare names were weak throughout the year. It was a difficult year for us in terms of new drug approvals from the FDA, which negatively affected performance of our biotechnology and pharmaceutical holdings. Furthermore, there was increasing pressure to reduce healthcare costs by both public and private healthcare insurance institutions, which resulted in generally negative investor sentiment with regard to the sector. The most significant contributor to underperformance in this sector was CV Therapeutics as one of their key therapies failed to meet investor expectations for sales. We continue to hold this name. Furthermore, Inhibitex, Threshold Pharmaceuticals and Pozen failed to garner approvals by the FDA and as a result these holdings negatively impacted our performance for the year.

TCW Small Cap Growth Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Small Cap Growth Fund

TCW Small Cap Growth Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Value Added Fund

Management Discussions

For the year ended October 31, 2006, the TCW Value Added Fund (the "Fund") posted a gain of 21.73%, 19.82% and 18.07% on its I Class, N Class and K Class shares, respectively. The performance of the Fund's three classes varies because of differing expenses. The Fund's benchmark returned 22.90% over the same period.

Our investment philosophy is to be contrarian, seeking out inefficiently priced equities which sell at depressed valuations of earnings, book value, and cash flow. As such, our investment criteria encompass many of the metrics employed by both merchant bankers and strategic buyers in their search for upscale merchandise at bargain prices. Given the enormous war chests raised by private equity and buy out firms over the past year and the billions more being raised this year, we expect an acceleration of acquisition activity in the months ahead, which may include takeovers of more companies in our portfolio.

Our underperformance earlier in the year was largely due to our underweight in energy companies. Our improving performance trend over the fiscal year is attributable to a general investor rotation into many holdings of undervalued companies that have languished. Given our bottom up, value discipline, we often purchase equities in the public market at discounts from private market valuations based on earnings, cash flow or assets. As a result, our investment portfolio has occasionally experienced periods of underperformance, followed by sharp performance recovery phases. Recently, many of our holdings have appreciated substantially, as price/earnings multiples are expanding in an inverse relationship to lower interest rates, consistent with prospects for a more benign Federal Reserve monetary policy. The market rally appears to be broadening following an extended period of narrow leadership by energy and commodities equities.

Since our portfolio includes many former growth equities selling at depressed valuations, we anticipate benefiting from expanding valuations in a lower interest rate, moderating economy. Our underweight in financials and overweight in both information technology and consumer non-durables versus the benchmark, appears appropriate in light of a slowing U.S. housing market and overall economic deceleration. We have reduced our exposure to energy, mining, metals, and commodity companies over fears that a slowing economy would eliminate pricing power in those sectors. As noted above, the portfolio is underweight in financials. Real estate downturns typically result in rising delinquencies and defaults on existing mortgages along with a slowing demand for loans as mortgage originations decline. With a weakening housing market, we anticipate banks to sustain an increase in non-performing assets, and a reduction in profitability.

The portfolio's improving performance is also attributable to our overweight in technology and consumer non-durables. Our technology holdings in semiconductors and semiconductor capital equipment sell at valuations not seen in a decade. With bookings, revenue and earnings growth improving, the equities of these companies are beginning to appreciate, as information technology spending continues unabated in the face of a slowing economy. With improving liquidity conditions brought about by an easier monetary policy, these stocks are finally demonstrating our long-anticipated multiple expansion. Falling crude oil, natural gas and gasoline prices have resulted in more favorable investor sentiment toward consumer-related sectors of the market. Our holdings in the equities of consumer non-durable companies should be beneficiaries of lower gasoline prices. With more discretionary consumer spending, retailers should enjoy more robust back-to-school and holiday seasons. The National Retail Federation is predicting a solid 5% gain in holiday sales versus 2005.

U.S. EQUITIES

TCW Value Added Fund

TCW Value Added Fund - I Class

TCW Value Added Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Value Added Fund

TCW Value Added Fund - K Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Value Opportunities Fund

Management Discussions

For the year ended October 31, 2006, the TCW Value Opportunities Fund (the "Fund") posted a gain of 18.16%, 17.85% and 17.30% on its I Class, N Class and K Class shares, respectively. The performance of the Fund's three classes varies because of differing expenses. The Fund's benchmark returned 20.51% over the same period.

Our investment philosophy is to be contrarian, seeking out inefficiently priced equities which sell at depressed valuations of earnings, book value, and cash flow. As such, our investment criteria encompass many of the metrics employed by both merchant bankers and strategic buyers in their search for upscale merchandise at bargain prices. Given the enormous war chests raised by private equity and buy out firms over the past year and the billions more being raised this year, we expect an acceleration of acquisition activity in the months ahead, which may include takeovers of more companies in our portfolio.

Our underperformance earlier in the year was largely due to our underweight in energy companies. Our improving performance trend over the fiscal year is attributable to a general investor rotation into many holdings of undervalued companies that have languished. Given our bottom up, value discipline, we often purchase equities in the public market at discounts from private market valuations based on earnings, cash flow or assets. As a result, our investment portfolio has occasionally experienced periods of underperformance, followed by sharp performance recovery phases. Recently, many of our holdings have appreciated substantially, as price/earnings multiples are expanding in an inverse relationship to lower interest rates, consistent with prospects for a more benign Federal Reserve monetary policy. The market rally appears to be broadening following an extended period of narrow leadership by energy and commodities equities.

Since our portfolio includes many former growth equities selling at depressed valuations, we anticipate benefiting from expanding valuations in a lower interest rate, moderating economy. Our underweight in financials and overweight in both information technology and consumer non-durables versus the benchmark, appears appropriate in light of a slowing U.S. housing market and overall economic deceleration. We have reduced our exposure to energy, mining, metals, and commodity companies over fears that a slowing economy would eliminate pricing power in those sectors. As noted above, the portfolio is underweight in financials. Real estate downturns typically result in rising delinquencies and defaults on existing mortgages along with a slowing demand for loans as mortgage originations decline. With a weakening housing market, we anticipate banks to sustain an increase in non-performing assets, and a reduction in profitability.

The portfolio's improving performance is also attributable to our overweight in technology and consumer non-durables. Our technology holdings in semiconductors and semiconductor capital equipment sell at valuations not seen in a decade. With bookings, revenue and earnings growth improving, the equities of these companies are beginning to appreciate, as information technology spending continues unabated in the face of a slowing economy. With improving liquidity conditions brought about by an easier monetary policy, these stocks are finally demonstrating our long-anticipated multiple expansion. Falling crude oil, natural gas and gasoline prices have resulted in more favorable investor sentiment toward consumer-related sectors of the market. Our holdings in the equities of consumer non-durable companies should be beneficiaries of lower gasoline prices. With more discretionary consumer spending, retailers should enjoy more robust back-to-school and holiday seasons. The National Retail Federation is predicting a solid 5% gain in holiday sales versus 2005.

U.S. EQUITIES

TCW Value Opportunities Fund

TCW Value Opportunities Fund - I Class

TCW Value Opportunities Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor limited partnership for the periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

U.S. EQUITIES

TCW Value Opportunities Fund

TCW Value Opportunities Fund - K Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Balanced Fund

Schedule of Investments	October 31, 2006

Principal Amount	Fixed Income Securities	Value
	U.S. Government Agency Obligations (12.8% of Net Assets)
$1,200,000	Federal National Mortgage Association, 6%, due 08/22/16	$1,206,636
	U.S. Government Obligations (20.3%)
250,000	U.S. Treasury Bond, 6.125%, due 08/15/29	296,015
400,000	U.S. Treasury Note, 4%, due 03/15/10	392,688
750,000	U.S. Treasury Note, 4.125%, due 05/15/15	725,160
500,000	U.S. Treasury Note, 4.375%, due 12/31/07	497,110
	Total U.S. Government Obligations	1,910,973
	Total Fixed Income Securities (Cost: $3,104,121) (33.1%)	3,117,609
Number of Shares	Common Stock
	Aerospace & Defense (1.8%)
600	Boeing Co. (The)	47,916
2,850	Honeywell International, Inc.	120,042
	Total Aerospace & Defense	167,958
	Automobiles (0.5%)
1,350	General Motors Corp.	47,142
	Biotechnology (1.2%)
9,350	Millennium Pharmaceuticals, Inc.	109,395	*
	Capital Markets (2.3%)
2,450	Merrill Lynch & Co., Inc.	214,179
	Commercial Services & Supplies (0.8%)
1,900	Waste Management, Inc.	71,212
	Communications Equipment (1.1%)
44,150	Lucent Technologies, Inc.	107,284	*
	Computers & Peripherals (4.8%)
3,600	Hewlett-Packard Co.	139,464
1,700	International Business Machines Corp.	156,961
27,900	Sun Microsystems, Inc.	151,497	*
	Total Computers & Peripherals	447,922
	Consumer Finance (1.9%)
1,550	American Express Co.	89,605
1,150	Capital One Financial Corp.	91,229
	Total Consumer Finance	180,834
	Diversified Financial Services (2.4%)
4,800	JPMorgan Chase & Co.	227,712
	Diversified Telecommunication Services (4.4%)
5,250	AT&T, Inc.	179,812
26,600	Qwest Communications International, Inc.	229,558	*
	Total Diversified Telecommunication Services	409,370

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Balanced Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Electric Utilities (1.2%)
2,800	American Electric Power Co., Inc.	$116,004
	Electronic Equipment & Instruments (0.8%)
23,450	Solectron Corp.	78,323	*
	Food Products (1.7%)
4,600	Kraft Foods, Inc., Class A	158,240
	Health Care Equipment & Supplies (0.6%)
3,600	Boston Scientific Corp.	57,276	*
	Health Care Providers & Services (3.1%)
2,250	Aetna, Inc.	92,745
1,750	Medco Health Solutions, Inc.	93,625	*
15,290	Tenet Healthcare Corp.	107,947	*
	Total Health Care Providers & Services	294,317
	Household Durables (1.3%)
3,100	Sony Corp. (ADR)	127,038
	Household Products (1.4%)
2,000	Kimberly-Clark Corp.	133,040
	Industrial Conglomerates (0.5%)
1,750	Tyco International, Ltd.	51,502
	Information Technology Services (1.2%)
4,500	Electronic Data Systems Corp.	113,985
	Insurance (4.4%)
1,700	American International Group, Inc.	114,189
2,600	Chubb Corp. (The)	138,190
3,100	St. Paul Travelers Companies, Inc. (The)	158,503
	Total Insurance	410,882
	Leisure Equipment & Products (1.3%)
5,300	Mattel, Inc.	119,939
	Media (4.6%)
3,750	Clear Channel Communications, Inc.	130,687
2,400	Comcast Corp., Class A	97,608	*
2,950	Interpublic Group of Companies, Inc. (The)	32,185	*
1,850	Reader's Digest Association, Inc. (The)	26,603
7,350	Time Warner, Inc.	147,074
	Total Media	434,157
	Metals & Mining (0.7%)
1,000	United States Steel Corp.	67,600
	Multiline Retail (0.8%)
1,700	Federated Department Stores, Inc.	74,647

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Balanced Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Oil, Gas & Consumable Fuels (3.0%)
2,200	Chevron Corp.	$147,840
2,300	ConocoPhillips	138,552
	Total Oil, Gas & Consumable Fuels	286,392
	Paper & Forest Products (1.2%)
4,200	MeadWestvaco Corp.	115,584
	Personal Products (1.2%)
3,600	Avon Products, Inc.	109,476
	Pharmaceuticals (3.5%)
4,350	Pfizer, Inc.	115,928
2,450	Watson Pharmaceuticals, Inc.	65,930	*
2,830	Wyeth	144,415
	Total Pharmaceuticals	326,273
	Road & Rail (3.0%)
750	Con-way, Inc.	35,378
6,850	CSX Corp.	244,340
	Total Road & Rail	279,718
	Semiconductors & Semiconductor Equipment (2.4%)
7,950	Intel Corp.	169,653
2,450	Intersil Corp., Class A	57,453
	Total Semiconductors & Semiconductor Equipment	227,106
	Specialty Retail (1.0%)
2,200	Office Depot, Inc.	92,378	*
	Thrifts & Mortgage Finance (1.7%)
2,650	Federal National Mortgage Association	157,039
	Total Common Stock (Cost: $5,458,860) (61.8%)	5,813,924
Principal Amount	Short-Term Investments
$438,277	Investors Bank & Trust Depository Reserve, 3.65%	438,277
	Total Short-Term Investments (Cost: $438,277) (4.7%)	438,277
	Total Investments (Cost: $9,001,258) (99.6%)	9,369,810
	Excess of Other Assets over Liabilities (0.4%)	40,062
	Net Assets (100.0%)	$9,409,872

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Balanced Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Aerospace & Defense	1.8%
Automobiles	0.5
Biotechnology	1.2
Capital Markets	2.3
Commercial Services & Supplies	0.8
Communications Equipment	1.1
Computers & Peripherals	4.8
Consumer Finance	1.9
Diversified Financial Services	2.4
Diversified Telecommunication Services	4.4
Electric Utilities	1.2
Electronic Equipment & Instruments	0.8
Food Products	1.7
Health Care Equipment & Supplies	0.6
Health Care Providers & Services	3.1
Household Durables	1.3
Household Products	1.4
Industrial Conglomerates	0.5
Information Technology Services	1.2
Insurance	4.4
Leisure Equipment & Products	1.3
Media	4.6
Metals & Mining	0.7
Multiline Retail	0.8
Oil, Gas & Consumable Fuels	3.0
Paper & Forest Products	1.2
Personal Products	1.2
Pharmaceuticals	3.5
Road & Rail	3.0
Semiconductors & Semiconductor Equipment	2.4
Specialty Retail	1.0
Thrifts & Mortgage Finance	1.7
U.S. Government Agency Obligations	12.8
U.S. Government Obligations	20.3
Short-Term Investments	4.7
Total	99.6%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Diversified Value Fund

Schedule of Investments	October 31, 2006

Number of Shares	Common Stock	Value
	Aerospace & Defense (2.5% of Net Assets)
57,550	Boeing Co. (The)	$4,595,943
268,209	Honeywell International, Inc.	11,296,963
	Total Aerospace & Defense	15,892,906
	Automobiles (0.8%)
136,750	General Motors Corp.	4,775,310
	Biotechnology (1.7%)
940,000	Millennium Pharmaceuticals, Inc.	10,998,000	*†
	Capital Markets (3.2%)
229,700	Merrill Lynch & Co., Inc.	20,080,374
	Commercial Services & Supplies (1.2%)
209,600	Waste Management, Inc.	7,855,808
	Communications Equipment (1.7%)
843,900	Alcatel SA (ADR)	10,717,530
	Computers & Peripherals (6.9%)
360,757	Hewlett-Packard Co.	13,975,726
166,000	International Business Machines Corp.	15,326,780
2,709,500	Sun Microsystems, Inc.	14,712,585	*
	Total Computers & Peripherals	44,015,091
	Consumer Finance (2.7%)
156,350	American Express Co.	9,038,593
106,600	Capital One Financial Corp.	8,456,578
	Total Consumer Finance	17,495,171
	Diversified Financial Services (3.5%)
469,318	JPMorgan Chase & Co.	22,264,446
	Diversified Telecommunication Services (6.3%)
514,800	AT&T, Inc.	17,631,900
2,612,300	Qwest Communications International, Inc.	22,544,149	*†
	Total Diversified Telecommunication Services	40,176,049
	Electric Utilities (1.8%)
277,550	American Electric Power Co., Inc.	11,498,896
	Electronic Equipment & Instruments (1.2%)
2,316,400	Solectron Corp.	7,736,776	*
	Food Products (2.4%)
453,300	Kraft Foods, Inc., Class A	15,593,520	†
	Health Care Equipment & Supplies (0.9%)
343,400	Boston Scientific Corp.	5,463,494	*
	Health Care Providers & Services (4.5%)
214,000	Aetna, Inc.	8,821,080
164,000	Medco Health Solutions, Inc.	8,774,000	*
1,549,020	Tenet Healthcare Corp.	10,936,081	*†
	Total Health Care Providers & Services	28,531,161

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Diversified Value Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Household Durables (2.0%)
312,800	Sony Corp. (ADR)	$12,818,544
	Household Products (2.0%)
194,650	Kimberly-Clark Corp.	12,948,118
	Industrial Conglomerates (0.8%)
182,400	Tyco International, Ltd.	5,368,032
	Information Technology Services (1.6%)
406,300	Electronic Data Systems Corp.	10,291,579
	Insurance (6.2%)
165,550	American International Group, Inc.	11,119,994
233,200	Chubb Corp. (The)	12,394,580
315,200	St. Paul Travelers Companies, Inc. (The)	16,116,176
	Total Insurance	39,630,750
	Leisure Equipment & Products (1.9%)
522,300	Mattel, Inc.	11,819,649
	Media (6.9%)
372,200	Clear Channel Communications, Inc.	12,971,170
237,600	Comcast Corp., Class A	9,663,192	*†
296,100	Interpublic Group of Companies, Inc. (The)	3,230,451	*
203,600	Reader's Digest Association, Inc. (The)	2,927,768
748,250	Time Warner, Inc.	14,972,483
	Total Media	43,765,064
	Metals & Mining (1.0%)
95,400	United States Steel Corp.	6,449,040	†
	Multiline Retail (1.1%)
161,388	Federated Department Stores, Inc.	7,086,547
	Oil, Gas & Consumable Fuels (4.3%)
221,300	Chevron Corp.	14,871,360
211,844	ConocoPhillips	12,761,483
	Total Oil, Gas & Consumable Fuels	27,632,843
	Paper & Forest Products (1.8%)
415,500	MeadWestvaco Corp.	11,434,560
	Personal Products (1.7%)
363,400	Avon Products, Inc.	11,050,994
	Pharmaceuticals (5.3%)
438,900	Pfizer, Inc.	11,696,685
286,000	Watson Pharmaceuticals, Inc.	7,696,260	*
287,165	Wyeth	14,654,030
	Total Pharmaceuticals	34,046,975

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Diversified Value Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Road & Rail (4.9%)
143,500	Con-way, Inc.	$6,768,895
688,800	CSX Corp.	24,569,496
	Total Road & Rail	31,338,391
	Semiconductors & Semiconductor Equipment (3.6%)
801,100	Intel Corp.	17,095,474
250,200	Intersil Corp., Class A	5,867,190
	Total Semiconductors & Semiconductor Equipment	22,962,664
	Specialty Retail (1.5%)
221,700	Office Depot, Inc.	9,309,183	*
	Thrifts & Mortgage Finance (2.5%)
273,300	Federal National Mortgage Association	16,195,758
	Total Common Stock (Cost: $505,998,989) (90.4%)	577,243,223
Number of Shares	Short-Term Investments
	Money Market Investments (0.1%)
557,406	Merrimac Cash Fund—Premium Class, 5.092%	557,406	**
Principal Amount
	Other Short-Term Investments (18.4%) ▲
$696,758	Abbey National PLC, 5.27%, due 11/16/06	696,758	**
1,393,516	Abbey National PLC, 5.28%, due 12/01/06	1,393,516	**
1,741,895	ABN Amro Bank NV, 5.305%, due 11/21/06	1,741,895	**
1,741,895	Banco Bilbao Vizcaya Argentaria, S.A., 5.31%, due 01/03/07	1,741,895	**
1,400,049	Banco Santander Central Hispano S.A., 5.275%, due 11/14/06	1,393,516	**
1,811,569	Bank of America, 5.27%, due 11/10/06	1,811,569	**
1,741,895	Bank of America, 5.3%, due 11/20/06	1,741,895	**
696,758	Bank of Montreal, 5.28%, due 12/04/06	696,758	**
1,741,895	Barclays Bank PLC, 5.3%, due 01/02/07	1,741,895	**
489,372	Barton Capital LLC, 5.268%, due 11/02/06	487,731	**
1,049,115	Barton Capital LLC, 5.27%, due 11/07/06	1,045,137	**
2,085,782	Barton Capital LLC, 5.277%, due 11/17/06	2,079,073	**
696,758	BNP Paribas, 5.28%, due 12/15/06	696,758	**
696,758	Canadian Imperial Bank of Commerce, 5.28%, due 11/29/06	696,758	**
702,621	Charta LLC, 5.314%, due 11/01/06	696,758	**
1,166,919	CIESCO, 5.29%, due 11/16/06	1,158,070	**
700,237	Commonwealth Bank of Australia, 5.286%, due 11/30/06	696,758	**
702,713	Compass Securitization, 5.305%, due 12/15/06	696,758	**
702,517	CRC Funding LLC, 5.314%, due 12/19/06	696,758	**
1,393,516	Credit Suisse First Boston Corp., 5.31%, due 11/13/06	1,393,516	**
1,741,895	Credit Suisse First Boston Corp., 5.31%, due 11/14/06	1,741,895	**
699,005	Fairway Finance, 5.277%, due 11/17/06	696,758	**
678,707	Fairway Finance, 5.299%, due 11/15/06	674,340	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Diversified Value Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$1,104,713	Falcon Asset Securitization Corp., 5.292%, due 11/14/06	$1,100,023	**
1,393,516	Fortis Bank, 5.3%, due 11/20/06	1,393,516	**
701,361	General Electric Capital Services, Inc., 5.285%, due 11/03/06	696,758	**
700,140	Greyhawk Funding, 5.296%, due 11/27/06	696,758	**
1,741,895	Harris Trust & Savings, 5.28%, due 11/22/06	1,741,895	**
1,393,516	HBOS Halifax Bank of Scotland, 5.3%, due 01/08/07	1,393,516	**
64,181,794	Investors Bank & Trust Depository Reserve, 3.65%	64,181,794
1,049,892	Jupiter Securitization Corp., 5.284%, due 11/06/06	1,045,137	**
700,237	Kitty Hawk Funding Corp., 5.286%, due 11/29/06	696,758	**
699,523	Lexington Parker Capital Co., 5.291%, due 11/09/06	696,758	**
1,049,892	Liberty Street, 5.284%, due 11/13/06	1,045,137	**
698,902	Old Line Funding LLC, 5.276%, due 11/15/06	696,758	**
1,049,901	Ranger Funding, 5.294%, due 11/16/06	1,045,137	**
1,050,365	Ranger Funding, 5.296%, due 11/29/06	1,045,137	**
2,438,651	Royal Bank of Canada, 5.3%, due 11/17/06	2,438,651	**
1,393,516	Royal Bank of Scotland, 5.31%, due 01/11/07	1,393,516	**
1,046,513	Sheffield Receivables Corp., 5.267%, due 11/02/06	1,045,137	**
1,393,516	Skandinaviska Enskilda Banken AB, 5.3%, due 11/20/06	1,393,516	**
777,031	Svenska Handlesbanken, 5.3%, due 11/01/06	777,031	**
700,134	Three Pillars Funding LLC, 5.285%, due 11/20/06	696,758	**
1,045,137	Toronto Dominion Bank, 5.3%, due 12/11/06	1,045,137	**
2,787,030	UBS AG, 5.3%, due 01/04/07	2,787,030	**
1,049,268	Variable Funding Capital Co., 5.271%, due 11/07/06	1,045,137	**
1,050,509	Variable Funding Capital Co., 5.287%, due 11/28/06	1,045,137	**
349,147	Yorktown Capital LLC, 5.292%, due 11/15/06	348,379	**
	Total Other Short-Term Investments	117,907,276
	Total Short-Term Investments (Cost: $118,464,682) (18.5%)	118,464,682
	Total Investments (Cost: $624,463,671) (108.9%)	695,707,905
	Liabilities in Excess of Other Assets (– 8.9%)	(56,960,446)
	Net Assets (100.0%)	$638,747,459

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

  ▲  Other Short-Term Investments consist of Certificate of Deposits, Commercial Papers, Discount Notes, and Time Deposits.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Diversified Value Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Aerospace & Defense	2.5%
Automobiles	0.8
Biotechnology	1.7
Capital Markets	3.2
Commercial Services & Supplies	1.2
Communications Equipment	1.7
Computers & Peripherals	6.9
Consumer Finance	2.7
Diversified Financial Services	3.5
Diversified Telecommunication Services	6.3
Electric Utilities	1.8
Electronic Equipment & Instruments	1.2
Food Products	2.4
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	4.5
Household Durables	2.0
Household Products	2.0
Industrial Conglomerates	0.8
Information Technology Services	1.6
Insurance	6.2
Leisure Equipment & Products	1.9
Media	6.9
Metals & Mining	1.0
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	4.3
Paper & Forest Products	1.8
Personal Products	1.7
Pharmaceuticals	5.3
Road & Rail	4.9
Semiconductors & Semiconductor Equipment	3.6
Specialty Retail	1.5
Thrifts & Mortgage Finance	2.5
Short-Term Investments	18.5
Total	108.9%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Dividend Focused Fund

Schedule of Investments*

Number of Shares	Common Stock	Value
	Aerospace & Defense (1.3% of Net Assets)
442,100	Honeywell International, Inc.	$18,621,252
	Automobiles (0.8%)
304,200	General Motors Corp.	10,622,664
	Capital Markets (2.7%)
443,400	Merrill Lynch & Co., Inc.	38,762,028
	Chemicals (3.1%)
171,100	Air Products & Chemicals, Inc.	11,920,537
599,900	Du Pont (E.I.) de Nemours & Co.	27,475,420
177,100	Lyondell Chemical Co.	4,546,157
	Total Chemicals	43,942,114
	Commercial Services & Supplies (1.7%)
625,400	Waste Management, Inc.	23,439,992
	Communications Equipment (3.4%)
978,500	Alcatel SA (ADR)	12,426,950	†
1,762,400	Nokia Oyj (ADR)	35,036,512
	Total Communications Equipment	47,463,462
	Computers & Peripherals (5.2%)
812,000	Hewlett-Packard Co.	31,456,880
289,700	International Business Machines Corp.	26,748,001
2,890,400	Sun Microsystems, Inc.	15,694,872	*
	Total Computers & Peripherals	73,899,753
	Consumer Finance (1.3%)
234,500	Capital One Financial Corp.	18,602,885
	Containers & Packaging (2.5%)
1,520,800	Packaging Corp. of America	34,932,776
	Diversified Financial Services (5.8%)
756,000	Citigroup, Inc.	37,920,960
930,700	JPMorgan Chase & Co.	44,152,408	†
	Total Diversified Financial Services	82,073,368
	Diversified Telecommunication Services (7.4%)
1,211,200	AT&T, Inc.	41,483,600
857,904	BCE, Inc.	24,261,525	†
2,582,500	Qwest Communications International, Inc.	22,286,975	*†
1,266,554	Windstream Corp.	17,377,121
	Total Diversified Telecommunication Services	105,409,221
	Electric Utilities (2.0%)
688,700	American Electric Power Co., Inc.	28,532,841
	Food Products (4.1%)
957,500	Kraft Foods, Inc., Class A	32,938,000	†
1,463,200	Sara Lee Corp.	25,020,720	†
	Total Food Products	57,958,720

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Dividend Focused Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Health Care Equipment & Supplies (0.9%)
766,600	Boston Scientific Corp.	$12,196,606	*
	Health Care Providers & Services (2.8%)
483,000	Aetna, Inc.	19,909,260
2,726,645	Tenet Healthcare Corp.	19,250,113	*†
	Total Health Care Providers & Services	39,159,373
	Household Durables (0.7%)
253,000	Sony Corp. (ADR)	10,367,940	†
	Household Products (1.8%)
385,100	Kimberly-Clark Corp.	25,616,852
	Information Technology Services (1.6%)
898,000	Electronic Data Systems Corp.	22,746,340
	Insurance (5.7%)
328,200	American International Group, Inc.	22,045,194
473,800	Chubb Corp. (The)	25,182,470
660,100	St. Paul Travelers Companies, Inc. (The)	33,750,913
	Total Insurance	80,978,577
	Leisure Equipment & Products (1.7%)
1,079,100	Mattel, Inc.	24,420,033
	Media (5.8%)
737,600	Clear Channel Communications, Inc.	25,705,360	†
537,500	Comcast Corp., Class A	21,860,125	*†
395,000	Reader's Digest Association, Inc. (The)	5,680,100
1,392,900	Regal Entertainment Group, Class A	28,874,817	†
	Total Media	82,120,402
	Metals & Mining (0.9%)
190,200	United States Steel Corp.	12,857,520
	Multiline Retail (1.1%)
364,292	Federated Department Stores, Inc.	15,996,062	†
	Oil, Gas & Consumable Fuels (4.2%)
456,700	Chevron Corp.	30,690,240	†
480,300	ConocoPhillips	28,933,272
	Total Oil, Gas & Consumable Fuels	59,623,512
	Paper & Forest Products (1.7%)
881,200	MeadWestvaco Corp.	24,250,624
	Personal Products (1.8%)
814,300	Avon Products, Inc.	24,762,863	†
	Pharmaceuticals (5.7%)
1,001,600	Pfizer, Inc.	26,692,640
730,600	Watson Pharmaceuticals, Inc.	19,660,446	*
662,600	Wyeth	33,812,478
	Total Pharmaceuticals	80,165,564

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Dividend Focused Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Real Estate Investment Trust (REITs) (2.4%)
631,900	CapitalSource, Inc.	$17,528,906	†
778,900	Crescent Real Estate Equities Co.	16,980,020
	Total Real Estate Investment Trust (REITs)	34,508,926
	Road & Rail (4.8%)
244,200	Con-way, Inc.	11,518,914
953,900	CSX Corp.	34,025,613
253,200	Union Pacific Corp.	22,947,516
	Total Road & Rail	68,492,043
	Semiconductors & Semiconductor Equipment (2.1%)
1,398,700	Intel Corp.	29,848,258
	Textiles, Apparel & Luxury Goods (0.3%)
182,900	Hanesbrands, Inc.	4,316,440	*
	Thrifts & Mortgage Finance (1.6%)
374,400	Federal National Mortgage Association	22,186,944
	Wireless Telecommunication Services (1.3%)
356,900	Alltel Corp.	19,026,339
	Total Common Stock (Cost: $1,097,823,821) (90.2%)	1,277,902,294
	Short-Term Investments
	Money Market Investments (0.1%)
1,460,731	Merrimac Cash Fund—Premium Class, 5.092%	1,460,731	**
Principal Amount
	Other Short-Term Investments (19.3%) ▲
$1,825,913	Abbey National PLC, 5.27%, due 11/16/06	1,825,913	**
3,651,827	Abbey National PLC, 5.28%, due 12/01/06	3,651,827	**
4,564,784	ABN Amro Bank NV, 5.305%, due 11/21/06	4,564,784	**
4,564,784	Banco Bilbao Vizcaya Argentaria, S.A., 5.31%, due 01/03/07	4,564,784	**
3,668,950	Banco Santander Central Hispano S.A., 5.275%, due 11/14/06	3,651,828	**
4,747,375	Bank of America, 5.27%, due 11/10/06	4,747,375	**
4,564,784	Bank of America, 5.3%, due 11/20/06	4,564,784	**
1,825,914	Bank of Montreal, 5.28%, due 12/04/06	1,825,914	**
4,564,785	Barclays Bank PLC, 5.3%, due 01/02/07	4,564,785	**
1,282,441	Barton Capital LLC, 5.268%, due 11/02/06	1,278,140	**
2,749,295	Barton Capital LLC, 5.27%, due 11/07/06	2,738,871	**
5,465,965	Barton Capital LLC, 5.277%, due 11/17/06	5,448,395	**
1,825,914	BNP Paribas, 5.28%, due 12/15/06	1,825,914	**
1,825,914	Canadian Imperial Bank of Commerce, 5.28%, due 11/29/06	1,825,914	**
1,841,278	Charta LLC, 5.314%, due 11/01/06	1,825,914	**
3,058,011	CIESCO, 5.29%, due 11/16/06	3,034,821	**
1,835,030	Commonwealth Bank of Australia, 5.286%, due 11/30/06	1,825,914	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Dividend Focused Fund

October 31, 2006

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$1,841,520	Compass Securitization, 5.305%, due 12/15/06	$1,825,914	**
1,841,006	CRC Funding LLC, 5.314%, due 12/19/06	1,825,914	**
3,651,828	Credit Suisse First Boston Corp., 5.31%, due 11/13/06	3,651,828	**
4,564,785	Credit Suisse First Boston Corp., 5.31%, due 11/14/06	4,564,785	**
1,831,802	Fairway Finance, 5.277%, due 11/17/06	1,825,914	**
1,778,610	Fairway Finance, 5.299%, due 11/15/06	1,767,165	**
2,894,995	Falcon Asset Securitization Corp., 5.292%, due 11/14/06	2,882,705	**
3,651,828	Fortis Bank, 5.3%, due 11/20/06	3,651,828	**
1,837,976	General Electric Capital Services, Inc., 5.285%, due 11/03/06	1,825,914	**
1,834,777	Greyhawk Funding, 5.296%, due 11/27/06	1,825,914	**
4,564,785	Harris Trust & Savings, 5.28%, due 11/22/06	4,564,785	**
3,651,828	HBOS Halifax Bank of Scotland, 5.3%, due 01/08/07	3,651,828	**
133,013,931	Investors Bank & Trust Depository Reserve, 3.65%	133,013,931
2,751,333	Jupiter Securitization Corp., 5.284%, due 11/06/06	2,738,871	**
1,835,030	Kitty Hawk Funding Corp., 5.286%, due 11/29/06	1,825,914	**
1,833,159	Lexington Parker Capital Co., 5.291%, due 11/09/06	1,825,914	**
2,751,333	Liberty Street, 5.284%, due 11/13/06	2,738,871	**
1,831,534	Old Line Funding LLC, 5.276%, due 11/15/06	1,825,914	**
2,751,357	Ranger Funding, 5.294%, due 11/16/06	2,738,871	**
2,752,571	Ranger Funding, 5.296%, due 11/29/06	2,738,871	**
6,390,699	Royal Bank of Canada, 5.3%, due 11/17/06	6,390,699	**
3,651,828	Royal Bank of Scotland, 5.31%, due 01/11/07	3,651,828	**
2,742,477	Sheffield Receivables Corp., 5.267%, due 11/02/06	2,738,871	**
3,651,828	Skandinaviska Enskilda Banken AB, 5.3%, due 11/20/06	3,651,828	**
2,036,278	Svenska Handlesbanken, 5.3%, due 11/01/06	2,036,278	**
1,834,761	Three Pillars Funding LLC, 5.285%, due 11/20/06	1,825,914	**
2,738,871	Toronto Dominion Bank, 5.3%, due 12/11/06	2,738,871	**
7,303,656	UBS AG, 5.3%, due 01/04/07	7,303,656	**
2,749,698	Variable Funding Capital Co., 5.271%, due 11/07/06	2,738,871	**
2,752,949	Variable Funding Capital Co., 5.287%, due 11/28/06	2,738,871	**
914,970	Yorktown Capital LLC, 5.292%, due 11/15/06	912,957	**
	Total Other Short-Term Investments	273,806,172
	Total Short-Term Investments (Cost: $275,266,903) (19.4%)	275,266,903
	Total Investments (Cost: $1,373,090,724) (109.6%)	1,553,169,197
	Liabilities in Excess of Other Assets (– 9.6%)	(136,653,389)
	Net Assets (100.0%)	$1,416,515,808

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

  ▲    Other Short-Term Investments consist of Certificate of Deposits, Commercial Papers, Discount Notes, and Time Deposits.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Dividend Focused Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Aerospace & Defense	1.3%
Automobiles	0.8
Capital Markets	2.7
Chemicals	3.1
Commercial Services & Supplies	1.7
Communications Equipment	3.4
Computers & Peripherals	5.2
Consumer Finance	1.3
Containers & Packaging	2.5
Diversified Financial Services	5.8
Diversified Telecommunication Services	7.4
Electric Utilities	2.0
Food Products	4.1
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	2.8
Household Durables	0.7
Household Products	1.8
Information Technology Services	1.6
Insurance	5.7
Leisure Equipment & Products	1.7
Media	5.8
Metals & Mining	0.9
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	4.2
Paper & Forest Products	1.7
Personal Products	1.8
Pharmaceuticals	5.7
Real Estate Investment Trust (REITs)	2.4
Road & Rail	4.8
Semiconductors & Semiconductor Equipment	2.1
Textiles, Apparel & Luxury Goods	0.3
Thrifts & Mortgage Finance	1.6
Wireless Telecommunication Services	1.3
Short-Term Investments	19.4
Total	109.6%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Equities Fund

Schedule of Investments	October 31, 2006

Number of Shares	Equity Securities	Value
	Common Stock
	Aerospace & Defense (6.5% of Net Assets)
5,140	General Dynamics Corp.	$365,454
53,100	Honeywell International, Inc.	2,236,572
22,900	Lockheed Martin Corp.	1,990,697
23,740	Northrop Grumman Corp.	1,576,099
	Total Aerospace & Defense	6,168,822
	Air Freight & Logistics (1.7%)
9,300	Fedex Corp.	1,065,222
7,125	United Parcel Service, Inc., Class B	536,869
	Total Air Freight & Logistics	1,602,091
	Building Products (1.4%)
48,000	Masco Corp.	1,327,200
	Capital Markets (5.3%)
16,650	Goldman Sachs Group, Inc.	3,160,003
11,900	Merrill Lynch & Co., Inc.	1,040,298
41,850	The Charles Schwab Corp.	762,507
	Total Capital Markets	4,962,808
	Chemicals (5.8%)
33,660	Air Products & Chemicals, Inc.	2,345,092
18,500	Du Pont (E.I.) de Nemours & Co.	847,300
35,865	Ecolab, Inc.	1,626,478
9,950	Praxair, Inc.	599,487
	Total Chemicals	5,418,357
	Commercial Banks (2.9%)
75,000	Wells Fargo & Co.	2,721,750
	Communications Equipment (2.5%)
22,950	Motorola, Inc.	529,227
90,700	Nokia Oyj (ADR)	1,803,116
	Total Communications Equipment	2,332,343
	Consumer Finance (1.0%)
16,950	American Express Co.	979,879
	Diversified Financial Services (8.9%)
28,640	Bank of America Corp.	1,542,837
74,267	Citigroup, Inc.	3,725,233
66,644	JPMorgan Chase & Co.	3,161,591	†
	Total Diversified Financial Services	8,429,661
	Electric Utilities (3.5%)
53,535	Exelon Corp.	3,318,099
	Electrical Equipment (2.5%)
27,340	Emerson Electric Co.	2,307,496

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Equities Fund

Schedule of Investments (Continued)

Number of Shares	Equity Securities	Value
	Energy Equipment & Services (9.5%)
21,200	GlobalSantaFe Corp.	$1,100,280
92,810	Halliburton Co.	3,002,404	†
28,400	Noble Corp.	1,990,840
13,660	Schlumberger, Ltd.	861,673	†
27,094	Transocean, Inc.	1,965,399	*
	Total Energy Equipment & Services	8,920,596
	Food & Staples Retailing (3.5%)
22,070	Costco Wholesale Corp.	1,178,097
61,555	Sysco Corp.	2,153,194
	Total Food & Staples Retailing	3,331,291
	Household Durables (3.6%)
116,230	D.R. Horton, Inc.	2,723,269
20,200	Pulte Homes, Inc.	625,998	†
	Total Household Durables	3,349,267
	Industrial Conglomerates (3.7%)
10,935	3M Co.	862,115
73,340	General Electric Co.	2,574,967
	Total Industrial Conglomerates	3,437,082
	Insurance (7.3%)
13,200	Allstate Corp.	809,952
59,150	American International Group, Inc.	3,973,106
6,250	Hartford Financial Services Group	544,813
52,480	Marsh & McLennan Companies, Inc.	1,545,011
	Total Insurance	6,872,882
	Machinery (2.1%)
28,060	Danaher Corp.	2,013,866
	Metals & Mining (1.2%)
25,300	Newmont Mining Corp.	1,145,331
	Multiline Retail (2.5%)
32,800	Kohl's Corp.	2,315,680	*
	Oil, Gas & Consumable Fuels (11.2%)
12,800	Anadarko Petroleum Corp.	594,176
28,600	Apache Corp.	1,868,152
78,096	Exxon Mobil Corp.	5,577,616
41,400	Peabody Energy Corp.	1,737,558
15,500	Valero Energy Corp.	811,115
	Total Oil, Gas & Consumable Fuels	10,588,617
	Road & Rail (3.0%)
54,200	CSX Corp.	1,933,314
16,825	Norfolk Southern Corp.	884,490
	Total Road & Rail	2,817,804

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Equities Fund

October 31, 2006

Number of Shares	Equity Securities	Value
	Specialty Retail (2.3%)
39,700	Best Buy Co., Inc.	$2,193,425
	Thrifts & Mortgage Finance (3.8%)
94,700	Countrywide Financial Corp.	3,609,964	†
	Total Common Stock (Cost: $71,382,814) (95.7%)	90,164,311
Number of Warrants
	Warrants (Cost: $0) (0.0%)
	Aerospace & Defense (0.0%)
2,110	Raytheon Co., Strike Price $37.50, Expires 06/16/11	33,169	*
	Total Equity Securities (Cost: $71,382,814) (95.7%)	90,197,480
Number of Shares	Short-Term Investments
	Money Market Investments (0.1%)
94,955	Merrimac Cash Fund—Premium Class, 5.092%	94,955	**
Principal Amount
	Other Short-Term Investments (14.0%) ▲
$118,693	Abbey National PLC, 5.27%, due 11/16/06	$118,693	**
237,387	Abbey National PLC, 5.28%, due 12/01/06	237,387	**
296,733	ABN Amro Bank NV, 5.305%, due 11/21/06	296,733	**
296,733	Banco Bilbao Vizcaya Argentaria, S.A., 5.31%, due 01/03/07	296,733	**
238,500	Banco Santander Central Hispano S.A., 5.275%, due 11/14/06	237,387	**
308,603	Bank of America, 5.27%, due 11/10/06	308,603	**
296,733	Bank of America, 5.3%, due 11/20/06	296,733	**
118,693	Bank of Montreal, 5.28%, due 12/04/06	118,693	**
296,733	Barclays Bank PLC, 5.3%, due 01/02/07	296,733	**
83,365	Barton Capital LLC, 5.268%, due 11/02/06	83,085	**
178,718	Barton Capital LLC, 5.27%, due 11/07/06	178,040	**
355,314	Barton Capital LLC, 5.277%, due 11/17/06	354,172	**
118,693	BNP Paribas, 5.28%, due 12/15/06	118,693	**
118,693	Canadian Imperial Bank of Commerce, 5.28%, due 11/29/06	118,693	**
119,692	Charta LLC, 5.314%, due 11/01/06	118,693	**
198,786	CIESCO, 5.29%, due 11/16/06	197,278	**
119,286	Commonwealth Bank of Australia, 5.286%, due 11/30/06	118,693	**
119,708	Compass Securitization, 5.305%, due 12/15/06	118,693	**
119,674	CRC Funding LLC, 5.314%, due 12/19/06	118,693	**
237,387	Credit Suisse First Boston Corp., 5.31%, due 11/13/06	237,387	**
296,733	Credit Suisse First Boston Corp., 5.31%, due 11/14/06	296,733	**
119,076	Fairway Finance, 5.277%, due 11/17/06	118,693	**
115,618	Fairway Finance, 5.299%, due 11/15/06	114,874	**
188,189	Falcon Asset Securitization Corp., 5.292%, due 11/14/06	187,390	**
237,387	Fortis Bank, 5.3%, due 11/20/06	237,387	**
119,477	General Electric Capital Services, Inc., 5.285%, due 11/03/06	118,693	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Equities Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$119,269	Greyhawk Funding, 5.296%, due 11/27/06	$118,693	**
296,733	Harris Trust & Savings, 5.28%, due 11/22/06	296,733	**
237,387	HBOS Halifax Bank of Scotland, 5.3%, due 01/08/07	237,387	**
4,028,074	Investors Bank & Trust Depository Reserve, 3.65%	4,028,074
178,850	Jupiter Securitization Corp., 5.284%, due 11/06/06	178,040	**
119,286	Kitty Hawk Funding Corp., 5.286%, due 11/29/06	118,693	**
119,164	Lexington Parker Capital Co., 5.291%, due 11/09/06	118,693	**
178,850	Liberty Street, 5.284%, due 11/13/06	178,040	**
119,059	Old Line Funding LLC, 5.276%, due 11/15/06	118,693	**
178,852	Ranger Funding, 5.294%, due 11/16/06	178,040	**
178,930	Ranger Funding, 5.296%, due 11/29/06	178,040	**
415,426	Royal Bank of Canada, 5.3%, due 11/17/06	415,426	**
237,387	Royal Bank of Scotland, 5.31%, due 01/11/07	237,387	**
178,274	Sheffield Receivables Corp., 5.267%, due 11/02/06	178,040	**
237,387	Skandinaviska Enskilda Banken AB, 5.3%, due 11/20/06	237,387	**
132,368	Svenska Handlesbanken, 5.3%, due 11/01/06	132,368	**
119,268	Three Pillars Funding LLC, 5.285%, due 11/20/06	118,693	**
178,040	Toronto Dominion Bank, 5.3%, due 12/11/06	178,040	**
474,773	UBS AG, 5.3%, due 01/04/07	474,773	**
178,744	Variable Funding Capital Co., 5.271%, due 11/07/06	178,040	**
178,955	Variable Funding Capital Co., 5.287%, due 11/28/06	178,040	**
59,477	Yorktown Capital LLC, 5.292%, due 11/15/06	59,347	**
	Total Other Short-Term Investments	13,180,252
	Total Short-Term Investments (Cost: $13,275,207) (14.1%)	13,275,207
	Total Investments (Cost: $84,658,021) (109.8%)	103,472,687
	Liabilities in Excess of Other Assets (– 9.8%)	(9,231,584)
	Net Assets (100.0%)	$94,241,103

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

  ▲  Other Short-Term Investments consist of Certificate of Deposits, Commercial Papers, Discount Notes, and Time Deposits.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Equities Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Aerospace & Defense	6.5%
Air Freight & Logistics	1.7
Building Products	1.4
Capital Markets	5.3
Chemicals	5.8
Commercial Banks	2.9
Communications Equipment	2.5
Consumer Finance	1.0
Diversified Financial Services	8.9
Electric Utilities	3.5
Electrical Equipment	2.5
Energy Equipment & Services	9.5
Food & Staples Retailing	3.5
Household Durables	3.6
Industrial Conglomerates	3.7
Insurance	7.3
Machinery	2.1
Metals & Mining	1.2
Multiline Retail	2.5
Oil, Gas & Consumable Fuels	11.2
Road & Rail	3.0
Specialty Retail	2.3
Thrifts & Mortgage Finance	3.8
Short-Term Investments	14.1
Total	109.8%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Focused Equities Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Aerospace & Defense (9.2% of Net Assets)
1,435	General Dynamics Corp.	$102,028
20,200	Honeywell International, Inc.	850,824
9,700	Lockheed Martin Corp.	843,221
12,205	Northrop Grumman Corp.	810,290
	Total Aerospace & Defense	2,606,363
	Building Products (2.6%)
26,500	Masco Corp.	732,725
	Capital Markets (3.5%)
5,150	Goldman Sachs Group, Inc.	977,418
	Chemicals (5.6%)
10,045	Air Products & Chemicals, Inc.	699,835
19,365	Ecolab, Inc.	878,203
	Total Chemicals	1,578,038
	Communications Equipment (2.8%)
40,100	Nokia Oyj (ADR)	797,188
	Diversified Financial Services (7.1%)
19,750	Citigroup, Inc.	990,660
21,540	JPMorgan Chase & Co.	1,021,858
	Total Diversified Financial Services	2,012,518
	Electric Utilities (3.9%)
17,785	Exelon Corp.	1,102,314
	Electrical Equipment (1.6%)
5,405	Emerson Electric Co.	456,182
	Energy Equipment & Services (11.9%)
32,960	Halliburton Co.	1,066,256
15,420	Noble Corp.	1,080,942
7,435	Schlumberger, Ltd.	469,000
10,172	Transocean, Inc.	737,877	*
	Total Energy Equipment & Services	3,354,075
	Food & Staples Retailing (5.0%)
5,935	Costco Wholesale Corp.	316,810
31,410	Sysco Corp.	1,098,722
	Total Food & Staples Retailing	1,415,532
	Household Durables (5.4%)
51,240	D.R. Horton, Inc.	1,200,553
10,510	Pulte Homes, Inc.	325,705
	Total Household Durables	1,526,258
	Industrial Conglomerates (2.6%)
21,205	General Electric Co.	744,508

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Focused Equities Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Insurance (5.9%)
16,350	American International Group, Inc.	$1,098,229
19,350	Marsh & McLennan Companies, Inc.	569,664
	Total Insurance	1,667,893
	Machinery (3.2%)
12,750	Danaher Corp.	915,068
	Multiline Retail (3.4%)
13,470	Kohl's Corp.	950,982	*
	Oil, Gas & Consumable Fuels (6.2%)
9,500	Apache Corp.	620,540
15,940	Exxon Mobil Corp.	1,138,435
	Total Oil, Gas & Consumable Fuels	1,758,975
	Road & Rail (4.0%)
24,000	CSX Corp.	856,080
5,470	Norfolk Southern Corp.	287,558
	Total Road & Rail	1,143,638
	Specialty Retail (3.2%)
16,445	Best Buy Co., Inc.	908,586
	Thrifts & Mortgage Finance (4.1%)
30,400	Countrywide Financial Corp.	1,158,848
	Total Common Stock (Cost: $23,049,020) (91.2%)	25,807,109
Principal Amount	Short-Term Investments
$2,481,942	Investors Bank & Trust Depositry Reserve, 3.65%	2,481,942
	Total Short-Term Investments (Cost: $2,481,942) (8.8%)	2,481,942
	Total Investments (Cost: $25,530,962) (100.0%)	28,289,051
	Excess of Other Assets over Liabilities (0.0%)	3,891
	Net Assets (100.0%)	$28,292,942

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Focused Equities Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Aerospace & Defense	9.2%
Building Products	2.6
Capital Markets	3.5
Chemicals	5.6
Communications Equipment	2.8
Diversified Financial Services	7.1
Electric Utilities	3.9
Electrical Equipment	1.6
Energy Equipment & Services	11.9
Food & Staples Retailing	5.0
Household Durables	5.4
Industrial Conglomerates	2.6
Insurance	5.9
Machinery	3.2
Multiline Retail	3.4
Oil, Gas & Consumable Fuels	6.2
Road & Rail	4.0
Specialty Retail	3.2
Thrifts & Mortgage Finance	4.1
Short-Term Investments	8.8
Total	100.0%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Growth Equities Fund

Schedule of Investments	October 31, 2006

Number of Shares	Common Stock	Value
	Biotechnology (8.0% of Net Assets)
18,400	CV Therapeutics, Inc.	$238,280	*
12,700	Genentech, Inc.	1,057,910	*
22,200	MedImmune, Inc.	711,288	*
10,400	Nuvelo, Inc.	191,776	*
8,850	Onyx Pharmaceuticals, Inc.	166,203	*
9,100	Vertex Pharmaceuticals, Inc.	369,460	*
	Total Biotechnology	2,734,917
	Capital Markets (10.2%)
6,700	Affiliated Managers Group, Inc.	670,938	*
31,400	E*TRADE Group, Inc.	730,992	*
12,800	GFI Group, Inc.	738,176	*
16,850	SEI Investments Co.	948,318
8,300	T. Rowe Price Group, Inc.	392,673
	Total Capital Markets	3,481,097
	Commercial Services & Supplies (11.2%)
12,100	Advisory Board Co.	668,162	*
12,350	Corporate Executive Board Co.	1,109,277
15,850	Monster Worldwide, Inc.	642,083	*
29,200	Resources Connection, Inc.	845,048	*
11,300	Robert Half International, Inc.	413,015
7,500	SAIC, Inc.	150,000	*
	Total Commercial Services & Supplies	3,827,585
	Communications Equipment (1.8%)
1,300	Acme Packet, Inc.	22,360	*
5,100	Research In Motion, Ltd.	599,148	*
	Total Communications Equipment	621,508
	Construction & Engineering (2.0%)
14,900	Foster Wheeler, Ltd.	669,755	*
	Diversified Consumer Services (4.9%)
20,400	Bright Horizons Family Solutions, Inc.	783,768	*
6,370	Jackson Hewitt Tax Service, Inc.	220,402
6,000	Strayer Education, Inc.	678,720
	Total Diversified Consumer Services	1,682,890
	Electrical Equipment (1.5%)
13,500	Energy Conversion Devices, Inc.	496,665	*
	Energy Equipment & Services (8.2%)
13,000	FMC Technologies, Inc.	785,850	*
27,100	Smith International, Inc.	1,069,908
12,800	Veritas DGC, Inc.	921,728	*
	Total Energy Equipment & Services	2,777,486
	Food & Staples Retailing (0.5%)
2,800	Whole Foods Market, Inc.	178,752

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Growth Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Health Care Equipment & Supplies (7.7%)
15,700	Abaxis, Inc.	$314,942	*
11,700	Foxhollow Technologies, Inc.	409,617	*
17,705	IntraLase Corp.	348,080	*
6,700	Intuitive Surgical, Inc.	664,506	*
15,000	Kinetic Concepts, Inc.	521,400	*
7,500	Palomar Medical Technologies, Inc.	353,175	*
	Total Health Care Equipment & Supplies	2,611,720
	Health Care Providers & Services (1.8%)
9,800	Express Scripts, Inc.	624,456	*
	Health Care Technology (1.1%)
7,800	Cerner Corp.	376,818	*
	Hotels, Restaurants, & Leisure (6.1%)
12,300	Cheesecake Factory, Inc. (The)	347,475	*
14,100	Ctrip.com International, Ltd. (ADR)	690,900
8,800	P.F. Chang's China Bistro, Inc.	368,016	*
9,300	Wynn Resorts, Ltd.	683,922	*
	Total Hotels, Restaurants, & Leisure	2,090,313
	Information Technology Services (6.6%)
10,900	Alliance Data Systems Corp.	661,848	*
7,200	CheckFree Corp.	284,256	*
17,300	Cognizant Technology Solutions Corp., Class A	1,302,344	*
	Total Information Technology Services	2,248,448
	Insurance (3.6%)
5,530	eHealth, Inc.	122,324	*
5,700	First Mercury Financial Corp.	117,990	*
8,830	Hub International, Ltd.	264,812
25,900	National Interstate Corp.	729,862
	Total Insurance	1,234,988
	Internet & Catalog Retail (2.0%)
24,600	Netflix, Inc.	680,436	*
	Internet Software & Services (3.4%)
16,500	Akamai Technologies, Inc.	773,190	*
5,500	Equinix, Inc.	376,200	*
	Total Internet Software & Services	1,149,390
	Life Science Tools & Services (1.5%)
8,700	Invitrogen Corp.	504,687	*
	Machinery (1.7%)
14,900	Joy Global, Inc.	582,739
	Media (1.3%)
8,100	Focus Media Holding, Ltd. (ADR)	428,409	*

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Growth Equities Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Pharmaceuticals (0.9%)
21,500	Salix Pharmaceuticals, Ltd.	$286,595	*
	Semiconductors & Semiconductor Equipment (5.3%)
22,000	Broadcom Corp., Class A	665,940	*
12,365	Hittite Microwave Corp.	423,996	*
39,700	Marvell Technology Group, Ltd.	725,716	*
	Total Semiconductors & Semiconductor Equipment	1,815,652
	Software (5.8%)
14,500	ANSYS, Inc.	667,000	*
63,920	Opsware, Inc.	581,033	*
18,950	Salesforce.com, Inc.	739,429	*
	Total Software	1,987,462
	Specialty Retail (1.7%)
33,300	Urban Outfitters, Inc.	582,750	*
	Total Common Stock (Cost: $27,795,703) (98.8%)	33,675,518
Principal Amount	Short-Term Investments
$320,220	Investors Bank & Trust Depository Reserve, 3.65%	320,220
	Total Short-Term Investments (Cost: $320,220) (0.9%)	320,220
	Total Investments (Cost: $28,115,923) (99.7%)	33,995,738
	Excess of Other Assets over Liabilities (0.3%)	91,832
	Net Assets (100.0%)	$34,087,570

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Growth Equities Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Biotechnology	8.0%
Capital Markets	10.2
Commercial Services & Supplies	11.2
Communications Equipment	1.8
Construction & Engineering	2.0
Diversified Consumer Services	4.9
Electrical Equipment	1.5
Energy Equipment & Services	8.2
Food & Staples Retailing	0.5
Health Care Equipment & Supplies	7.7
Health Care Providers & Services	1.8
Health Care Technology	1.1
Hotels, Restaurants, & Leisure	6.1
Information Technology Services	6.6
Insurance	3.6
Internet & Catalog Retail	2.0
Internet Software & Services	3.4
Life Science Tools & Services	1.5
Machinery	1.7
Media	1.3
Pharmaceuticals	0.9
Semiconductors & Semiconductor Equipment	5.3
Software	5.8
Specialty Retail	1.7
Short-Term Investments	0.9
Total	99.7%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Growth Insights Fund

Schedule of Investments	October 31, 2006

Number of Shares	Common Stock	Value
	Aerospace & Defense (1.4% of Net Assets)
225	Boeing Co. (The)	$17,969
	Air Freight & Logistics (2.5%)
1,185	UTI Worldwide, Inc.	30,632
	Biotechnology (4.1%)
308	Genentech, Inc.	25,656	*
385	Genzyme Corp.	25,991	*
	Total Biotechnology	51,647
	Capital Markets (2.6%)
205	Affiliated Managers Group, Inc.	20,529	*
215	GFI Group, Inc.	12,399	*
	Total Capital Markets	32,928
	Chemicals (1.2%)
120	Potash Corp. of Saskatchewan, Inc.	14,988
	Commercial Banks (1.3%)
454	Commerce Bancorp, Inc.	15,854
	Communications Equipment (4.8%)
1,000	Qualcomm, Inc.	36,390
203	Research In Motion, Ltd.	23,848	*
	Total Communications Equipment	60,238
	Computers & Peripherals (3.3%)
510	Apple Computer, Inc.	41,351	*
	Consumer Finance (1.4%)
360	SLM Corp.	17,525
	Energy Equipment & Services (4.4%)
525	FMC Technologies, Inc.	31,736	*
570	Weatherford International, Ltd.	23,416	*
	Total Energy Equipment & Services	55,152
	Exchange-Traded Fund (ETF) (3.5%)
365	Industrial Select Sector SPDR Fund	12,512
940	Materials Select Sector SPDR Trust	31,528
	Total Exchange-Traded Fund	44,040
	Food & Staples Retailing (8.5%)
465	Costco Wholesale Corp.	24,822
1,578	Sysco Corp.	55,199
580	Walgreen Co.	25,334
	Total Food & Staples Retailing	105,355

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Growth Insights Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Health Care Equipment & Supplies (5.5%)
713	Foxhollow Technologies, Inc.	$24,962	*
481	Medtronic, Inc.	23,415
370	Varian Medical Systems, Inc.	20,298	*
	Total Health Care Equipment & Supplies	68,675
	Health Care Providers & Services (1.4%)
220	WellPoint, Inc.	16,790	*
	Health Care Technology (2.2%)
570	Cerner Corp.	27,537	*
	Hotels, Restaurants, & Leisure (4.0%)
680	Cheesecake Factory, Inc. (The)	19,210	*
745	P.F. Chang's China Bistro, Inc.	31,156	*
	Total Hotels, Restaurants, & Leisure	50,366
	Industrial Conglomerates (4.8%)
1,715	General Electric Co.	60,214
	Internet Software & Services (8.3%)
120	Google, Inc., Class A	57,167	*
1,620	Vocus, Inc.	26,276	*
755	Yahoo!, Inc.	19,887	*
	Total Internet Software & Services	103,330
	Life Science Tools & Services (1.9%)
405	Invitrogen Corp.	23,494	*
	Machinery (1.0%)
250	Illinois Tool Works, Inc.	11,983
	Media (2.2%)
665	Comcast Corp., Special Class A	26,919	*
	Pharmaceuticals (3.8%)
217	Allergan, Inc.	25,064
670	Teva Pharmaceutical Industries, Limited (ADR)	22,090
	Total Pharmaceuticals	47,154
	Road & Rail (3.7%)
585	Landstar System, Inc.	27,167
355	Norfolk Southern Corp.	18,662
	Total Road & Rail	45,829
	Semiconductors & Semiconductor Equipment (4.3%)
760	Broadcom Corp., Class A	23,005	*
1,655	Marvell Technology Group, Ltd.	30,253	*
	Total Semiconductors & Semiconductor Equipment	53,258

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Growth Insights Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Software (4.9%)
840	Autodesk, Inc.	$30,870	*
785	Salesforce.com, Inc.	30,631	*
	Total Software	61,501
	Specialty Retail (4.0%)
1,145	Cache, Inc.	24,560	*
511	Tractor Supply Co.	24,743	*
	Total Specialty Retail	49,303
	Thrifts & Mortgage Finance (2.4%)
770	Countrywide Financial Corp.	29,352
	Wireless Telecommunication Services (0.9%)
315	American Tower Corp., Class A	11,346	*
	Total Common Stock (Cost: $1,042,998) (94.3%)	1,174,730
Principal Amount	Short-Term Investments
$91,044	Investors Bank & Trust Depository Reserve, 3.65%	91,044
	Total Short-Term Investments (Cost: $91,044) (7.3%)	91,044
	Total Investments (Cost: $1,134,042) (101.6%)	1,265,774
	Liabilities in Excess of Other Assets (– 1.6%)	(19,544)
	Net Assets (100.0%)	$1,246,230

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

ETF  -  Exchange Traded Fund.

  *  Non-income producing.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Growth Insights Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Aerospace & Defense	1.4%
Air Freight & Logistics	2.5
Biotechnology	4.1
Capital Markets	2.6
Chemicals	1.2
Commercial Banks	1.3
Communications Equipment	4.8
Computers & Peripherals	3.3
Consumer Finance	1.4
Energy Equipment & Services	4.4
Exchange-Traded Fund	3.5
Food & Staples Retailing	8.5
Health Care Equipment & Supplies	5.5
Health Care Providers & Services	1.4
Health Care Technology	2.2
Hotels, Restaurants, & Leisure	4.0
Industrial Conglomerates	4.8
Internet Software & Services	8.3
Life Science Tools & Services	1.9
Machinery	1.0
Media	2.2
Pharmaceuticals	3.8
Road & Rail	3.7
Semiconductors & Semiconductor Equipment	4.3
Software	4.9
Specialty Retail	4.0
Thrifts & Mortgage Finance	2.4
Wireless Telecommunication Services	0.9
Short-Term Investments	7.3
Total	101.6%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Large Cap Core Fund

Schedule of Investments	October 31, 2006

Number of Shares	Common Stock	Value
	Aerospace & Defense (4.2% of Net Assets)
7,840	Boeing Co. (The)	$626,102
2,870	General Dynamics Corp.	204,057
	Total Aerospace & Defense	830,159
	Automobiles (1.2%)
3,550	Harley-Davidson, Inc.	243,636
	Beverages (1.3%)
5,580	Coca-Cola Co. (The)	260,698
	Biotechnology (3.6%)
4,655	Amgen, Inc.	353,361	*
4,200	Genentech, Inc.	349,860	*
	Total Biotechnology	703,221
	Capital Markets (2.5%)
5,725	Merrill Lynch & Co., Inc.	500,479
	Chemicals (1.9%)
6,215	Dow Chemical Co.	253,510
1,935	Praxair, Inc.	116,584
	Total Chemicals	370,094
	Commercial Banks (2.7%)
15,200	Commerce Bancorp, Inc.	530,784
	Commercial Services & Supplies (0.9%)
5,100	R.R. Donnelley & Sons Co.	172,686
	Communications Equipment (8.0%)
18,000	Corning, Inc.	367,740	*
10,575	Juniper Networks, Inc.	182,101	*
13,620	Qualcomm, Inc.	495,632
4,600	Research In Motion, Ltd.	540,408	*
	Total Communications Equipment	1,585,881
	Consumer Finance (1.5%)
6,100	SLM Corp.	296,948
	Diversified Financial Services (9.2%)
7,309	Bank of America Corp.	393,736
9,660	Citigroup, Inc.	484,546
3,605	Franklin Resources, Inc.	410,826
11,300	JPMorgan Chase & Co.	536,072
	Total Diversified Financial Services	1,825,180
	Diversified Telecommunication Services (3.5%)
19,120	Citizens Communications Co.	280,299
11,415	Verizon Communications, Inc.	422,355
	Total Diversified Telecommunication Services	702,654

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Large Cap Core Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Electric Utilities (3.5%)
7,900	Exelon Corp.	$489,642
5,575	Southern Co. (The)	202,930
	Total Electric Utilities	692,572
	Energy Equipment & Services (3.1%)
5,400	FMC Technologies, Inc.	326,430	*
3,920	Transocean, Inc.	284,357	*
	Total Energy Equipment & Services	610,787
	Food & Staples Retailing (1.9%)
12,200	CVS Corp.	382,836
	Food Products (2.0%)
3,755	General Mills, Inc.	213,359
12,900	Tyson Foods, Inc., Class A	186,405
	Total Food Products	399,764
	Health Care Equipment & Supplies (2.1%)
25,600	Boston Scientific Corp.	407,296	*
	Health Care Providers & Services (3.9%)
4,075	Cardinal Health, Inc.	266,709
1,970	Express Scripts, Inc.	125,528	*
9,300	Health Net, Inc.	386,043	*
	Total Health Care Providers & Services	778,280
	Household Products (1.3%)
4,075	Procter & Gamble Co.	258,314
	Industrial Conglomerates (2.8%)
16,050	General Electric Co.	563,515
	Insurance (4.1%)
6,050	American International Group, Inc.	406,379
12,140	Axis Capital Holdings, Ltd.	398,799
	Total Insurance	805,178
	Internet Software & Services (1.7%)
4,430	eBay, Inc.	142,336	*
7,220	Yahoo!, Inc.	190,175	*
	Total Internet Software & Services	332,511
	IT Services (1.5%)
5,700	Infosys Technologies, Limited (ADR)	296,970
	Machinery (1.5%)
3,400	Deere & Co.	289,442
	Media (1.6%)
8,070	Comcast Corp., Special Class A	326,674	*
	Metals & Mining (1.0%)
3,055	United States Steel Corp.	206,518

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Large Cap Core Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Multiline Retail (4.2%)
11,400	Federated Department Stores, Inc.	$500,574
4,600	Kohl's Corp.	324,760	*
	Total Multiline Retail	825,334
	Oil, Gas & Consumable Fuels (6.1%)
5,940	Exxon Mobil Corp.	424,235
3,380	Peabody Energy Corp.	141,859
12,160	Valero Energy Corp.	636,333
	Total Oil, Gas & Consumable Fuels	1,202,427
	Pharmaceuticals (2.9%)
2,875	Allergan, Inc.	332,063
4,295	Lilly (Eli) & Co.	240,563
	Total Pharmaceuticals	572,626
	Road & Rail (1.7%)
9,500	CSX Corp.	338,865
	Semiconductors & Semiconductor Equipment (1.0%)
9,660	Intel Corp.	206,144
	Software (3.4%)
12,020	Microsoft Corp.	345,094
17,500	Oracle Corp.	323,225	*
	Total Software	668,319
	Specialty Retail (3.3%)
13,600	OfficeMax, Inc.	647,088
	Thrifts & Mortgage Finance (2.1%)
11,110	Countrywide Financial Corp.	423,513
	Tobacco (2.7%)
6,655	Altria Group, Inc.	541,251
	Total Common Stock (Cost: $17,557,125) (99.9%)	19,798,644
Principal Amount	Short-Term Investments
$52,612	Investors Bank & Trust Depository Reserve, 3.65%	52,612
	Total Short-Term Investments (Cost: $52,612) (0.3%)	52,612
	Total Investments (Cost: $17,609,737) (100.2%)	19,851,256
	Liabilities in Excess of Other Assets (– 0.2%)	(36,839)
	Net Assets (100.0%)	$19,814,417

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Large Cap Core Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Aerospace & Defense	4.2%
Automobiles	1.2
Beverages	1.3
Biotechnology	3.6
Capital Markets	2.5
Chemicals	1.9
Commercial Banks	2.7
Commercial Services & Supplies	0.9
Communications Equipment	8.0
Consumer Finance	1.5
Diversified Financial Services	9.2
Diversified Telecommunication Services	3.5
Electric Utilities	3.5
Energy Equipment & Services	3.1
Food & Staples Retailing	1.9
Food Products	2.0
Health Care Equipment & Supplies	2.1
Health Care Providers & Services	3.9
Household Products	1.3
Industrial Conglomerates	2.8
Insurance	4.1
Internet Software & Services	1.7
IT Services	1.5
Machinery	1.5
Media	1.6
Metals & Mining	1.0
Multiline Retail	4.2
Oil, Gas & Consumable Fuels	6.1
Pharmaceuticals	2.9
Road & Rail	1.7
Semiconductors & Semiconductor Equipment	1.0
Software	3.4
Specialty Retail	3.3
Thrifts & Mortgage Finance	2.1
Tobacco	2.7
Short-Term Investments	0.3
Total	100.2%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Large Cap Flexible Growth Fund

Schedule of Investments	October 31, 2006

Number of Shares	Common Stock	Value
	Aerospace & Defense (1.0% of Net Assets)
1,150	Boeing Co. (The)	$91,839
	Air Freight & Logistics (0.7%)
2,300	UTI Worldwide, Inc.	59,455
	Biotechnology (4.7%)
1,400	Amgen, Inc.	106,274	*
2,400	Celgene Corp.	128,256	*
1,300	Genentech, Inc.	108,290	*
1,150	Genzyme Corp.	77,636	*
	Total Biotechnology	420,456
	Capital Markets (3.8%)
700	Goldman Sachs Group, Inc.	132,853
1,450	T. Rowe Price Group, Inc.	68,599
2,300	UBS AG	137,632
	Total Capital Markets	339,084
	Chemicals (1.1%)
2,300	Monsanto Co.	101,706
	Communications Equipment (2.3%)
1,225	Comverse Technology, Inc.	26,668	*
1,800	Corning, Inc.	36,774	*
3,950	Qualcomm, Inc.	143,740
	Total Communications Equipment	207,182
	Computers & Peripherals (1.5%)
3,550	Network Appliance, Inc.	129,575	*
	Consumer Finance (2.5%)
2,000	American Express Co.	115,620
2,150	SLM Corp.	104,662
	Total Consumer Finance	220,282
	Energy Equipment & Services (3.3%)
1,450	FMC Technologies, Inc.	87,653	*
1,650	Transocean, Inc.	119,691	*
2,200	Weatherford International, Ltd.	90,376	*
	Total Energy Equipment & Services	297,720
	Food & Staples Retailing (1.9%)
1,000	Costco Wholesale Corp.	53,380
3,825	CVS Corp.	120,029
	Total Food & Staples Retailing	173,409
	Health Care Equipment & Supplies (1.2%)
3,050	St. Jude Medical, Inc.	104,768	*

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Large Cap Flexible Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Health Care Providers & Services (4.6%)
2,450	Medco Health Solutions, Inc.	$131,075	*
2,700	UnitedHealth Group, Inc.	131,706
1,900	WellPoint, Inc.	145,008	*
	Total Health Care Providers & Services	407,789
	Health Care Technology (0.7%)
1,300	Cerner Corp.	62,803	*
	Household Products (1.9%)
2,700	Procter & Gamble Co.	171,153
	Information Technology Services (1.9%)
2,300	Cognizant Technology Solutions Corp., Class A	173,144	*
	Internet Software & Services (4.0%)
400	Google, Inc., Class A	190,556	*
6,400	Yahoo!, Inc.	168,576	*
	Total Internet Software & Services	359,132
	Machinery (0.9%)
1,500	ITT Industries, Inc.	81,585
	Oil, Gas & Consumable Fuels (1.0%)
1,700	Valero Energy Corp.	88,961
	Pharmaceuticals (0.1%)
175	Johnson & Johnson	11,795
	Semiconductors & Semiconductor Equipment (0.9%)
4,150	Marvell Technology Group, Ltd.	75,862	*
	Software (0.7%)
1,650	Autodesk, Inc.	60,638	*
	Specialty Retail (0.9%)
2,500	Lowe's Companies, Inc.	75,350
	Thrifts & Mortgage Finance (0.9%)
2,100	Countrywide Financial Corp.	80,052
	Wireless Telecommunication Services (1.0%)
2,400	American Tower Corp., Class A	86,448	*
	Total Common Stock (Cost: $3,764,324) (43.5%)	3,880,188
Principal Amount	Short-Term Investments
$23,718	Investors Bank & Trust Depository Reserve, 3.65%	23,718
	Total Short-Term Investments (Cost: $23,718) (0.3%)	23,718
	Total Investments (Cost: $3,788,042) (43.8%)	3,903,906
	Excess of Other Assets over Liabilities (56.2%)	5,014,486
	Net Assets (100.0%)	$8,918,392

Notes to the Schedule of Investments:

*  Non-income producing.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Large Cap Flexible Growth Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Aerospace & Defense	1.0%
Air Freight & Logistics	0.7
Biotechnology	4.7
Capital Markets	3.8
Chemicals	1.1
Communications Equipment	2.3
Computers & Peripherals	1.5
Consumer Finance	2.5
Energy Equipment & Services	3.3
Food & Staples Retailing	1.9
Health Care Equipment & Supplies	1.2
Health Care Providers & Services	4.6
Health Care Technology	0.7
Household Products	1.9
Information Technology Services	1.9
Internet Software & Services	4.0
Machinery	0.9
Oil, Gas & Consumable Fuels	1.0
Pharmaceuticals	0.1
Semiconductors & Semiconductor Equipment	0.9
Software	0.7
Specialty Retail	0.9
Thrifts & Mortgage Finance	0.9
Wireless Telecommunication Services	1.0
Short-Term Investments	0.3
Total	43.8%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Opportunity Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Airlines (2.5% of Net Assets)
87,100	Continental Airlines, Inc., Class B	$3,212,248	*†
	Auto Components (0.5%)
30,100	Tenneco, Inc.	683,270	*
	Automobiles (0.7%)
128,500	Fleetwood Enterprises, Inc.	917,490	*
	Biotechnology (4.8%)
300,900	Arena Pharmaceuticals, Inc.	4,588,725	*†
204,500	Exact Sciences Corp.	404,910	*
87,600	Human Genome Sciences, Inc.	1,169,460	*†
	Total Biotechnology	6,163,095
	Capital Markets (1.7%)
17,400	Cohen & Steers, Inc.	606,912
22,100	Piper Jaffray Companies, Inc.	1,528,215	*
	Total Capital Markets	2,135,127
	Chemicals (1.8%)
138,200	Chemtura Corp.	1,185,756
40,400	Spartech Corp.	1,106,960
	Total Chemicals	2,292,716
	Commercial Banks (0.2%)
8,900	TCF Financial Corp.	231,667
	Commercial Services & Supplies (4.1%)
62,400	Allied Waste Industries, Inc.	758,160	*†
102,900	IKON Office Solutions, Inc.	1,534,239
128,700	On Assignment, Inc.	1,460,745	*
85,300	Tetra Tech, Inc.	1,550,754	*
	Total Commercial Services & Supplies	5,303,898
	Communications Equipment (2.7%)
387,300	3Com Corp.	1,882,278	*
118,700	Arris Group, Inc.	1,590,580	*
	Total Communications Equipment	3,472,858
	Computers & Peripherals (0.9%)
39,500	Cray, Inc.	365,177	*
205,800	Dot Hill Systems Corp.	779,982	*
	Total Computers & Peripherals	1,145,159
	Construction & Engineering (1.5%)
72,500	Shaw Group, Inc.	1,925,600	*
	Containers & Packaging (1.1%)
130,000	Smurfit-Stone Container Corp.	1,385,800	*

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Opportunity Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Diversified Consumer Services (0.2%)
34,900	Home Solutions of America, Inc.	$204,514	*
	Diversified Telecommunication Services (1.1%)
315,900	Cincinnati Bell, Inc.	1,481,571	*
	Electrical Equipment (2.7%)
246,500	FuelCell Energy, Inc.	1,631,830	*†
296,600	GrafTech International, Ltd.	1,794,430	*
	Total Electrical Equipment	3,426,260
	Electronic Equipment & Instruments (1.6%)
31,700	American Technology Corp.	153,745	*
79,700	Echelon Corp.	671,871	*†
367,590	Solectron Corp.	1,227,751	*
	Total Electronic Equipment & Instruments	2,053,367
	Energy Equipment & Services (1.6%)
9,400	FMC Technologies, Inc.	568,230	*
46,300	Key Energy Services, Inc.	648,200	*
13,800	Oceaneering International, Inc.	496,662	*
11,200	Pride International, Inc.	309,232	*
	Total Energy Equipment & Services	2,022,324
	Food & Staples Retailing (1.9%)
137,870	Wild Oats Markets, Inc.	2,478,903	*†
	Food Products (2.6%)
92,900	Tasty Baking Co.	832,384
91,100	The Hain Celestial Group, Inc.	2,571,753	*
	Total Food Products	3,404,137
	Health Care Equipment & Supplies (3.3%)
41,500	Dexcom, Inc.	365,200	*†
135,900	Synovis Life Technologies, Inc.	1,002,942	*
179,000	Thoratec Corp.	2,819,250	*
	Total Health Care Equipment & Supplies	4,187,392
	Health Care Providers & Services (2.4%)
33,200	American Dental Partners, Inc.	647,400	*
40,200	Healthspring, Inc.	809,628	*†
29,700	Kindred Healthcare, Inc.	801,900	*
6,800	Manor Care, Inc.	326,332	†
64,000	NovaMed, Inc.	489,600	*
	Total Health Care Providers & Services	3,074,860
	Health Care Technology (2.5%)
151,700	Eclipsys Corp.	3,214,523	*

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Opportunity Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Hotels, Restaurants, & Leisure (1.8%)
36,800	California Pizza Kitchen, Inc.	$1,187,536	*
19,300	Luby's Inc	193,193	*
160,200	Six Flags, Inc.	913,140	*†
	Total Hotels, Restaurants, & Leisure	2,293,869
	Household Durables (0.1%)
6,400	Hovnanian Enterprises, Inc.	197,440	*
	Independent Power Producers & Energy Traders (1.0%)
217,500	Dynegy Inc., Class A	1,322,400	*
	Information Technology Services (1.7%)
267,600	BearingPoint, Inc.	2,229,108	*†
	Insurance (3.1%)
43,200	AmCOMP, Inc.	479,088	*
42,075	Bristol West Holdings, Inc.	585,684
90,166	Donegal Group, Inc., Class A	1,831,271
69,500	Phoenix Companies, Inc.	1,100,880
	Total Insurance	3,996,923
	Life Science Tools & Services (1.0%)
106,200	Albany Molecular Research, Inc.	1,264,842	*
	Machinery (6.0%)
53,900	AGCO Corp.	1,441,825	*
98,400	Federal Signal Corp.	1,501,584
63,310	Lindsay Manufacturing Co.	2,082,266
83,800	Wabtec Corp.	2,630,482
	Total Machinery	7,656,157
	Marine (0.8%)
27,700	Kirby Corp.	970,331	*
	Media (3.5%)
71,500	4Kids Entertainment, Inc.	1,299,155	*
59,300	Interpublic Group of Companies, Inc. (The)	646,963	*
160,435	Mediacom Communications Corp., Class A	1,339,632	*
58,000	Reader's Digest Association, Inc. (The)	834,040
15,700	Regal Entertainment Group, Class A	325,461	†
	Total Media	4,445,251
	Metals & Mining (0.2%)
26,190	NN, Inc.	295,685
	Multiline Retail (0.5%)
32,900	Saks, Inc.	636,286
	Multi-Utilities (1.9%)
67,800	Avista Corp.	1,745,172
18,100	NorthWestern Corp.	640,378
	Total Multi-Utilities	2,385,550

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Opportunity Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Oil, Gas & Consumable Fuels (0.8%)
31,700	Brigham Exploration Co.	$246,943	*
68,400	Warren Resources, Inc.	806,436	*
	Total Oil, Gas & Consumable Fuels	1,053,379
	Paper & Forest Products (2.3%)
27,000	Bowater, Inc.	564,570
91,400	Buckeye Technologies, Inc.	949,646	*
95,600	Glatfelter Co.	1,399,584
	Total Paper & Forest Products	2,913,800
	Pharmaceuticals (1.2%)
28,000	Alpharma, Inc., Class A	617,960
29,700	Andrx Corp.	730,323	*†
14,900	Viropharma, Inc.	198,617	*
	Total Pharmaceuticals	1,546,900
	Real Estate Investment Trust (REITs) (4.0%)
109,500	Affordable Residential Communities, Inc.	1,202,310	*†
23,300	Crescent Real Estate Equities Co.	507,940
108,900	Equity Inns, Inc.	1,827,342
64,700	Medical Properties Trust, Inc.	878,626
58,800	Spirit Finance Corp.	700,308
	Total Real Estate Investment Trust (REITs)	5,116,526
	Road & Rail (0.6%)
65,800	RailAmerica, Inc.	770,518	*
	Semiconductors & Semiconductor Equipment (7.3%)
120,424	Brooks Automation, Inc.	1,710,021	*†
81,400	Fairchild Semiconductor International, Inc.	1,311,354	*
16,200	Intersil Corp., Class A	379,890
108,900	Lattice Semiconductor Corp.	676,269	*
378,700	Mattson Technology, Inc.	3,703,686	*
108,400	Nanometrics, Inc.	1,123,024	*
34,000	Photronics, Inc.	475,660	*
	Total Semiconductors & Semiconductor Equipment	9,379,904
	Software (0.7%)
31,300	THQ, Inc.	941,191	*
	Specialty Retail (4.5%)
294,800	Blockbuster, Inc., Class A	1,155,616	*†
64,100	Cost Plus, Inc.	765,995	*
14,144	GameStop Corp., Class A	722,193	*†
28,800	Gymboree Corp.	1,338,048	*
146,200	Pier 1 Imports, Inc.	956,148	†
19,000	Tween Brands, Inc.	794,580	*
	Total Specialty Retail	5,732,580

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Opportunity Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Textiles, Apparel & Luxury Goods (1.3%)
13,800	Hanesbrands, Inc.	$325,680	*
63,800	Warnaco Group, Inc.	1,355,112	*
	Total Textiles, Apparel & Luxury Goods	1,680,792
	Thrifts & Mortgage Finance (5.0%)
19,600	Accredited Home Lenders Holding Co.	599,760	*†
182,500	Bank Mutual Corp.	2,211,900
122,968	Partners Trust Financial Group, Inc.	1,385,849
20,550	PFF Bancorp, Inc.	637,256
21,700	The PMI Group, Inc.	925,505
13,800	Triad Guaranty, Inc.	710,838	*†
	Total Thrifts & Mortgage Finance	6,471,108
	Wireless Telecommunication Services (0.8%)
127,700	Dobson Communications Corp., Class A	990,952	*
	Total Common Stock (Cost: $98,086,082) (92.5%)	118,708,271
	Short-Term Investments
	Money Market Investments (0.2%)
272,283	Merrimac Cash Fund—Premium Class, 5.092%	272,283	**
Principal Amount
	Other Short-Term Investments (26.8%) ▲
$340,351	Abbey National PLC, 5.27%, due 11/16/06	340,351	**
680,707	Abbey National PLC, 5.28%, due 12/01/06	680,707	**
850,884	ABN Amro Bank NV, 5.305%, due 11/21/06	850,884	**
850,884	Banco Bilbao Vizcaya Argentaria, S.A., 5.31%, due 01/03/07	850,884	**
683,899	Banco Santander Central Hispano S.A., 5.275%, due 11/14/06	680,707	**
884,920	Bank of America, 5.27%, due 11/10/06	884,920	**
850,884	Bank of America, 5.3%, due 11/20/06	850,884	**
340,354	Bank of Montreal, 5.28%, due 12/04/06	340,354	**
850,884	Barclays Bank PLC, 5.3%, due 01/02/07	850,884	**
239,049	Barton Capital LLC, 5.268%, due 11/02/06	238,248	**
512,474	Barton Capital LLC, 5.27%, due 11/07/06	510,531	**
1,018,866	Barton Capital LLC, 5.277%, due 11/17/06	1,015,591	**
340,354	BNP Paribas, 5.28%, due 12/15/06	340,354	**
340,354	Canadian Imperial Bank of Commerce, 5.28%, due 11/29/06	340,354	**
343,218	Charta LLC, 5.314%, due 11/01/06	340,354	**
570,019	CIESCO, 5.29%, due 11/16/06	565,696	**
342,053	Commonwealth Bank of Australia, 5.286%, due 11/30/06	340,354	**
343,263	Compass Securitization, 5.305%, due 12/15/06	340,354	**
343,167	CRC Funding LLC, 5.314%, due 12/19/06	340,354	**
680,707	Credit Suisse First Boston Corp., 5.31%, due 11/13/06	680,707	**
850,884	Credit Suisse First Boston Corp., 5.31%, due 11/14/06	850,884	**
341,451	Fairway Finance, 5.277%, due 11/17/06	340,354	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Opportunity Fund

October 31, 2006

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$331,536	Fairway Finance, 5.299%, due 11/15/06	$329,403	**
539,632	Falcon Asset Securitization Corp., 5.292%, due 11/14/06	537,342	**
680,707	Fortis Bank, 5.3%, due 11/20/06	680,707	**
342,602	General Electric Capital Services, Inc., 5.285%, due 11/03/06	340,354	**
342,086	Greyhawk Funding, 5.296%, due 11/27/06	340,354	**
850,884	Harris Trust & Savings, 5.28%, due 11/22/06	850,884	**
680,707	HBOS Halifax Bank of Scotland, 5.3%, due 01/08/07	680,707	**
8,166,076	Investors Bank &Trust Depostitory Reserve, 3.65%	8,166,076
512,854	Jupiter Securitization Corp., 5.284%, due 11/06/06	510,531	**
342,053	Kitty Hawk Funding Corp., 5.286%, due 11/29/06	340,354	**
341,704	Lexington Parker Capital Co., 5.291%, due 11/09/06	340,354	**
512,854	Liberty Street, 5.284%, due 11/13/06	510,531	**
341,401	Old Line Funding LLC, 5.276%, due 11/15/06	340,354	**
512,858	Ranger Funding, 5.294%, due 11/16/06	510,531	**
513,084	Ranger Funding, 5.296%, due 11/29/06	510,531	**
1,191,238	Royal Bank of Canada, 5.3%, due 11/17/06	1,191,238	**
680,707	Royal Bank of Scotland, 5.31%, due 01/11/07	680,707	**
511,203	Sheffield Receivables Corp., 5.267%, due 11/02/06	510,531	**
680,707	Skandinaviska Enskilda Banken AB, 5.3%, due 11/20/06	680,707	**
379,566	Svenska Handlesbanken, 5.3%, due 11/01/06	379,566	**
342,003	Three Pillars Funding LLC, 5.285%, due 11/20/06	340,354	**
510,531	Toronto Dominion Bank, 5.3%, due 12/11/06	510,531	**
1,361,415	UBS AG, 5.3%, due 01/04/07	1,361,415	**
512,549	Variable Funding Capital Co., 5.271%, due 11/07/06	510,531	**
513,155	Variable Funding Capital Co., 5.287%, due 11/28/06	510,531	**
170,552	Yorktown Capital LLC, 5.292%, due 11/15/06	170,177	**
	Total Other Short-Term Investments	34,410,011
	Total Short-Term Investments (Cost: $34,682,295) (27.0%)	34,682,294
	Total Investments (Cost: $132,768,377) (119.5%)	153,390,565
	Liabilities in Excess of Other Assets (– 19.5%)	(25,019,369)
	Net Assets (100.0%)	$128,371,196

Notes to the Schedule of Investments:

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

  ▲  Other Short-Term Investments consist of Certificate of Deposits, Commercial Papers, Discount Notes, and Time Deposits.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Opportunity Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Airlines	2.5%
Auto Components	0.5
Automobiles	0.7
Biotechnology	4.8
Capital Markets	1.7
Chemicals	1.8
Commercial Banks	0.2
Commercial Services & Supplies	4.1
Communications Equipment	2.7
Computers & Peripherals	0.9
Construction & Engineering	1.5
Containers & Packaging	1.1
Diversified Consumer Services	0.2
Diversified Telecommunication Services	1.1
Electrical Equipment	2.7
Electronic Equipment & Instruments	1.6
Energy Equipment & Services	1.6
Food & Staples Retailing	1.9
Food Products	2.6
Health Care Equipment & Supplies	3.3
Health Care Providers & Services	2.4
Health Care Technology	2.5
Hotels, Restaurants, & Leisure	1.8
Household Durables	0.1
Independent Power Producers & Energy Traders	1.0
Information Technology Services	1.7
Insurance	3.1
Life Science Tools & Services	1.0
Machinery	6.0
Marine	0.8
Media	3.5
Metals & Mining	0.2
Multiline Retail	0.5
Multi-Utilities	1.9
Oil, Gas & Consumable Fuels	0.8
Paper & Forest Products	2.3
Pharmaceuticals	1.2
Real Estate Investment Trust (REITs)	4.0
Road & Rail	0.6
Semiconductors & Semiconductor Equipment	7.3
Software	0.7
Specialty Retail	4.5
Textiles, Apparel & Luxury Goods	1.3
Thrifts & Mortgage Finance	5.0
Wireless Telecommunication Services	0.8
Short-Term Investments	27.0
Total	119.5%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Select Equities Fund

Schedule of Investments	October 31, 2006

Number of Shares	Common Stock	Value
	Air Freight & Logistics (2.8% of Net Assets)
2,148,866	Expeditors International of Washington, Inc.	$101,877,737
	Biotechnology (10.7%)
1,129,223	Amgen, Inc.	85,719,318	*
2,252,936	Genentech, Inc.	187,669,569	*
1,799,300	Genzyme Corp.	121,470,743	*
	Total Biotechnology	394,859,630
	Commercial Banks (3.4%)
3,593,270	Commerce Bancorp, Inc.	125,476,988	†
	Communications Equipment (7.6%)
1,910,295	Cisco Systems, Inc.	46,095,418	*
6,419,396	Qualcomm, Inc.	233,601,820
	Total Communications Equipment	279,697,238
	Computers & Peripherals (7.8%)
2,511,725	Dell, Inc.	61,110,269	*
6,272,945	Network Appliance, Inc.	228,962,492	*†
	Total Computers & Peripherals	290,072,761
	Consumer Finance (4.2%)
3,215,295	SLM Corp.	156,520,561
	Energy Equipment & Services (5.9%)
3,467,841	Schlumberger, Ltd.	218,751,410
	Food & Staples Retailing (1.7%)
1,461,173	Walgreen Co.	63,824,037
	Health Care Equipment & Supplies (6.3%)
2,318,685	Varian Medical Systems, Inc.	127,203,059	*
1,441,100	Zimmer Holdings, Inc.	103,773,611	*
	Total Health Care Equipment & Supplies	230,976,670
	Health Care Providers & Services (2.4%)
1,178,400	WellPoint, Inc.	89,935,488	*
	Health Care Technology (1.8%)
1,372,300	Cerner Corp.	66,295,813	*†
	Hotels, Restaurants, & Leisure (0.3%)
264,577	Starbucks Corp.	9,987,782	*
	Household Durables (2.4%)
2,811,200	Pulte Homes, Inc.	87,119,088	†
	Industrial Conglomerates (3.0%)
3,143,475	General Electric Co.	110,367,407
	Insurance (8.3%)
918,253	American International Group, Inc.	61,679,054
10,138,298	Progressive Corp. (The)	245,042,663
	Total Insurance	306,721,717

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Select Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Internet & Catalog Retail (4.9%)
4,755,768	Amazon.com, Inc.	$181,147,203	*†
	Internet Software & Services (14.0%)
5,037,528	eBay, Inc.	161,855,775	*
634,400	Google, Inc., Class A	302,221,816	*
2,019,170	Yahoo!, Inc.	53,184,938	*
	Total Internet Software & Services	517,262,529
	Software (4.4%)
128,190	Autodesk, Inc.	4,710,983	*
768,357	Electronic Arts, Inc.	40,638,402	*†
3,011,518	Salesforce.com, Inc.	117,509,432	*†
	Total Software	162,858,817
	Thrifts & Mortgage Finance (4.7%)
4,563,600	Countrywide Financial Corp.	173,964,432	†
	Total Common Stock (Cost: $3,003,170,987) (96.6%)	3,567,717,308
	Short-Term Investments
	Money Market Investments (0.1%)
2,837,783	Merrimac Cash Fund—Premium Class, 5.092%	2,837,783	**
Principal Amount
	Other Short-Term Investments (11.1%) ▲
$3,547,233	Abbey National PLC, 5.27%, due 11/16/06	3,547,233	**
7,094,457	Abbey National PLC, 5.28%, due 12/01/06	7,094,457	**
8,868,071	ABN Amro Bank NV, 5.305%, due 11/21/06	8,868,071	**
8,868,071	Banco Bilbao Vizcaya Argentaria, S.A., 5.31%, due 01/03/07	8,868,071	**
7,127,720	Banco Santander Central Hispano S.A., 5.275%, due 11/14/06	7,094,457	**
9,222,794	Bank of America, 5.27%, due 11/10/06	9,222,794	**
8,868,071	Bank of America, 5.3%, due 11/20/06	8,868,071	**
3,547,228	Bank of Montreal, 5.28%, due 12/04/06	3,547,228	**
8,868,071	Barclays Bank PLC, 5.3%, due 01/02/07	8,868,071	**
2,491,417	Barton Capital LLC, 5.268%, due 11/02/06	2,483,060	**
5,341,094	Barton Capital LLC, 5.27%, due 11/07/06	5,320,843	**
10,619,807	Barton Capital LLC, 5.277%, due 11/17/06	10,584,674	**
3,547,228	BNP Paribas, 5.28%, due 12/15/06	3,547,228	**
3,547,228	Canadian Imperial Bank of Commerce, 5.28%, due 11/29/06	3,547,228	**
3,577,076	Charta LLC, 5.314%, due 11/01/06	3,547,228	**
5,940,841	CIESCO, 5.29%, due 11/16/06	5,895,790	**
3,564,938	Commonwealth Bank of Australia, 5.286%, due 11/30/06	3,547,228	**
3,577,546	Compass Securitization, 5.305%, due 12/15/06	3,547,228	**
3,576,548	CRC Funding LLC, 5.314%, due 12/19/06	3,547,228	**
7,094,457	Credit Suisse First Boston Corp., 5.31%, due 11/13/06	7,094,457	**
8,868,071	Credit Suisse First Boston Corp., 5.31%, due 11/14/06	8,868,071	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Select Equities Fund

October 31, 2006

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$3,558,668	Fairway Finance, 5.277%, due 11/17/06	$3,547,228	**
3,455,331	Fairway Finance, 5.299%, due 11/15/06	3,433,096	**
5,624,147	Falcon Asset Securitization Corp., 5.292%, due 11/14/06	5,600,271	**
7,094,457	Fortis Bank, 5.3%, due 11/20/06	7,094,457	**
3,570,661	General Electric Capital Services, Inc., 5.285%, due 11/03/06	3,547,228	**
3,564,448	Greyhawk Funding, 5.296%, due 11/27/06	3,547,228	**
8,868,071	Harris Trust & Savings, 5.28%, due 11/22/06	8,868,071	**
7,094,457	HBOS Halifax Bank of Scotland, 5.3%, due 01/08/07	7,094,457	**
139,161,894	Investors Bank & Trust Depository Reserve, 3.65%	139,161,894
5,345,053	Jupiter Securitization Corp., 5.284%, due 11/06/06	5,320,843	**
3,564,938	Kitty Hawk Funding Corp., 5.286%, due 11/29/06	3,547,228	**
3,561,305	Lexington Parker Capital Co., 5.291%, due 11/09/06	3,547,228	**
5,345,053	Liberty Street, 5.284%, due 11/13/06	5,320,843	**
3,858,146	Old Line Funding LLC, 5.276%, due 11/15/06	3,547,228	**
5,345,099	Ranger Funding, 5.294%, due 11/16/06	5,320,843	**
5,347,458	Ranger Funding, 5.296%, due 11/29/06	5,320,843	**
12,415,300	Royal Bank of Canada, 5.3%, due 11/17/06	12,415,300	**
7,094,457	Royal Bank of Scotland, 5.31%, due 01/11/07	7,094,457	**
5,327,849	Sheffield Receivables Corp., 5.267%, due 11/02/06	5,320,843	**
7,094,457	Skandinaviska Enskilda Banken AB, 5.3%, due 11/20/06	7,094,457	**
3,955,905	Svenska Handlesbanken, 5.3%, due 11/01/06	3,955,905	**
3,564,415	Three Pillars Funding LLC, 5.285%, due 11/20/06	3,547,228	**
5,320,843	Toronto Dominion Bank, 5.3%, due 12/11/06	5,320,843	**
14,188,914	UBS AG, 5.3%, due 01/04/07	14,188,914	**
5,341,876	Variable Funding Capital Co., 5.271%, due 11/07/06	5,320,843	**
5,348,193	Variable Funding Capital Co., 5.287%, due 11/28/06	5,320,843	**
1,777,525	Yorktown Capital LLC, 5.292%, due 11/15/06	1,773,614	**
	Total Other Short-Term Investments	412,680,949
	Total Short-Term Investments (Cost: $415,518,732) (11.2%)	415,518,732
	Total Investments (Cost: $3,418,689,719) (107.8%)	3,983,236,040
	Liabilities in Excess of Other Assets (– 7.8%)	(288,868,516)
	Net Assets (100.0%)	$3,694,367,524

Notes to the Schedule of Investments:

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

  ▲  Other Short-Term Investments consist of Certificate of Deposits, Commercial Papers, Discount Notes, and Time Deposits.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Select Equities Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Air Freight & Logistics	2.8%
Biotechnology	10.7
Commercial Banks	3.4
Communications Equipment	7.6
Computers & Peripherals	7.8
Consumer Finance	4.2
Energy Equipment & Services	5.9
Food & Staples Retailing	1.7
Health Care Equipment & Supplies	6.3
Health Care Providers & Services	2.4
Health Care Technology	1.8
Hotels, Restaurants, & Leisure	0.3
Household Durables	2.4
Industrial Conglomerates	3.0
Insurance	8.3
Internet & Catalog Retail	4.9
Internet Software & Services	14.0
Software	4.4
Thrifts & Mortgage Finance	4.7
Short-Term Investments	11.2
Total	107.8%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Small Cap Growth Fund

Schedule of Investments	October 31, 2006

Number of Shares	Common Stock	Value
	Biotechnology (6.8% of Net Assets)
23,100	Arena Pharmaceuticals, Inc.	$352,275	*†
83,500	CV Therapeutics, Inc.	1,081,325	*†
17,900	Keryx Biopharmaceuticals, Inc.	251,316	*
14,103	Novacea, Inc.	97,311	*
24,600	Nuvelo, Inc.	453,624	*
34,570	Onyx Pharmaceuticals, Inc.	649,225	*†
24,000	Vertex Pharmaceuticals, Inc.	974,400	*
	Total Biotechnology	3,859,476
	Capital Markets (3.1%)
14,700	GFI Group, Inc.	847,749	*
16,300	SEI Investments Co.	917,364
	Total Capital Markets	1,765,113
	Chemicals (1.6%)
36,300	Symyx Technologies, Inc.	891,165	*
	Commercial Services & Supplies (8.4%)
14,700	Advisory Board Co.	811,734	*
15,225	Corporate Executive Board Co.	1,367,509
57,530	Innerworkings, Inc.	860,073	*
12,600	Monster Worldwide, Inc.	510,426	*
43,160	Resources Connection, Inc.	1,249,050	*
	Total Commercial Services & Supplies	4,798,792
	Communications Equipment (0.1%)
2,200	Acme Packet, Inc.	37,840	*†
	Computers & Peripherals (1.4%)
28,100	Synaptics, Inc.	796,916	*
	Construction & Engineering (1.0%)
12,600	Foster Wheeler, Ltd.	566,370	*
	Diversified Consumer Services (0.9%)
13,125	Bright Horizons Family Solutions, Inc.	504,263	*
	Electrical Equipment (2.6%)
40,900	Energy Conversion Devices, Inc.	1,504,711	*
	Energy Equipment & Services (2.8%)
14,200	Dril-Quip, Inc.	559,196	*
11,300	FMC Technologies, Inc.	683,085	*
5,500	National-Oilwell Varco, Inc.	332,200	*
	Total Energy Equipment & Services	1,574,481
	Health Care Equipment & Supplies (11.0%)
54,595	Abaxis, Inc.	1,095,176	*†
63,900	Dexcom, Inc.	562,320	*†
37,700	Foxhollow Technologies, Inc.	1,319,877	*†
65,115	IntraLase Corp.	1,280,161	*†

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Health Care Equipment & Supplies (Continued)
17,500	Kinetic Concepts, Inc.	$608,300	*
29,700	Palomar Medical Technologies, Inc.	1,398,573	*†
	Total Health Care Equipment & Supplies	6,264,407
	Health Care Providers & Services (1.2%)
20,200	Sierra Health Services, Inc.	691,648	*
	Hotels, Restaurants, & Leisure (7.7%)
24,940	Buffalo Wild Wings, Inc.	1,289,398	*
27,300	Ctrip.com International, Ltd. (ADR)	1,337,700	†
30,200	P.F. Chang's China Bistro, Inc.	1,262,964	*†
6,800	Wynn Resorts, Ltd.	500,072	*†
	Total Hotels, Restaurants, & Leisure	4,390,134
	Information Technology Services (4.3%)
18,900	Alliance Data Systems Corp.	1,147,608	*
10,900	CheckFree Corp.	430,332	*
11,200	Cognizant Technology Solutions Corp., Class A	843,136	*
	Total Information Technology Services	2,421,076
	Insurance (8.3%)
12,615	eHealth, Inc.	279,044	*†
51,680	First Mercury Financial Corp.	1,069,776	*
34,500	Hub International, Ltd.	1,034,655
62,185	National Interstate Corp.	1,752,373
15,800	Tower Group, Inc.	558,530
	Total Insurance	4,694,378
	Internet & Catalog Retail (1.5%)
30,100	Netflix, Inc.	832,566	*†
	Internet Software & Services (5.1%)
12,800	Equinix, Inc.	875,520	*†
32,000	j2 Global Communications, Inc.	878,080	*
44,200	SINA Corp.	1,136,382	*†
	Total Internet Software & Services	2,889,982
	Machinery (3.3%)
19,950	Bucyrus International, Inc., Class A	835,905
71,700	Chart Industries, Inc.	1,033,197	*
	Total Machinery	1,869,102
	Media (1.7%)
18,500	Focus Media Holding, Ltd. (ADR)	978,465	*
	Oil, Gas & Consumable Fuels (5.5%)
23,000	Frontier Oil Corp.	676,200
24,000	Plains Exploration & Production Co.	1,014,960	*
4,700	Ultra Petroleum Corp.	250,839	*

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Small Cap Growth Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Oil, Gas & Consumable Fuels (Continued)
26,580	Whiting Petroleum Corp.	$1,185,734	*
	Total Oil, Gas & Consumable Fuels	3,127,733
	Pharmaceuticals (2.1%)
21,200	AtheroGenics, Inc.	275,600	*†
69,200	Salix Pharmaceuticals, Ltd.	922,436	*
	Total Pharmaceuticals	1,198,036
	Semiconductors & Semiconductor Equipment (5.2%)
20,200	FormFactor, Inc.	771,236	*
19,450	Hittite Microwave Corp.	666,941	*
17,205	Silicon Laboratories, Inc.	561,399	*
21,100	Supertex, Inc.	937,051	*†
	Total Semiconductors & Semiconductor Equipment	2,936,627
	Software (10.9%)
20,900	ANSYS, Inc.	961,400	*
156,515	Opsware, Inc.	1,422,721	*†
39,800	Smith Micro Software, Inc.	676,998	*†
71,400	Take-Two Interactive Software, Inc.	998,886	*†
57,400	Ultimate Software Group, Inc.	1,420,076	*
38,700	Witness Systems, Inc.	686,538	*
	Total Software	6,166,619
	Total Common Stock (Cost: $46,627,527) (96.5%)	54,759,900
	Short-Term Investments
	Money Market Investments (0.2%)
128,597	Merrimac Cash Fund—Premium Class, 5.092%	128,597	**
Principal Amount
	Other Short-Term Investments (24.1%) ▲
$160,746	Abbey National PLC, 5.27%, due 11/16/06	160,755	**
321,492	Abbey National PLC, 5.28%, due 12/01/06	321,492	**
401,865	ABN Amro Bank NV, 5.305%, due 11/21/06	401,865	**
401,865	Banco Bilbao Vizcaya Argentaria, S.A., 5.31%, due 01/03/07	401,865	**
323,000	Banco Santander Central Hispano S.A., 5.275%, due 11/14/06	321,492	**
417,940	Bank of America, 5.27%, due 11/10/06	417,940	**
401,865	Bank of America, 5.3%, due 11/20/06	401,865	**
160,746	Bank of Montreal, 5.28%, due 12/04/06	160,746	**
401,865	Barclays Bank PLC, 5.3%, due 01/02/07	401,865	**
112,901	Barton Capital LLC, 5.268%, due 11/02/06	112,522	**
242,037	Barton Capital LLC, 5.27%, due 11/07/06	241,119	**
481,202	Barton Capital LLC, 5.277%, due 11/17/06	479,655	**
160,746	BNP Paribas, 5.28%, due 12/15/06	160,746	**
160,746	Canadian Imperial Bank of Commerce, 5.28%, due 11/29/06	160,746	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$162,099	Charta LLC, 5.314%, due 11/01/06	$160,746	**
269,215	CIESCO, 5.29%, due 11/16/06	267,174	**
161,549	Commonwealth Bank of Australia, 5.286%, due 11/30/06	160,746	**
162,120	Compass Securitization, 5.305%, due 12/15/06	160,746	**
162,075	CRC Funding LLC, 5.314%, due 12/19/06	160,746	**
321,492	Credit Suisse First Boston Corp., 5.31%, due 11/13/06	321,492	**
401,865	Credit Suisse First Boston Corp., 5.31%, due 11/14/06	401,865	**
161,265	Fairway Finance, 5.277%, due 11/17/06	160,746	**
156,582	Fairway Finance, 5.299%, due 11/15/06	155,574	**
254,864	Falcon Asset Securitization Corp., 5.292%, due 11/14/06	253,782	**
321,492	Fortis Bank, 5.3%, due 11/20/06	321,492	**
161,808	General Electric Capital Services, Inc., 5.285%, due 11/03/06	160,746	**
161,526	Greyhawk Funding, 5.296%, due 11/27/06	160,746	**
401,865	Harris Trust & Savings, 5.28%, due 11/22/06	401,865	**
321,492	HBOS Halifax Bank of Scotland, 5.3%, due 01/08/07	321,492	**
1,280,764	Investors Bank & Trust Depository Reserve, 3.65%	1,280,764
242,216	Jupiter Securitization Corp., 5.284%, due 11/06/06	241,119	**
161,549	Kitty Hawk Funding Corp., 5.286%, due 11/29/06	160,746	**
161,384	Lexington Parker Capital Co., 5.291%, due 11/09/06	160,746	**
242,216	Liberty Street, 5.284%, due 11/13/06	241,119	**
161,241	Old Line Funding LLC, 5.276%, due 11/15/06	160,746	**
242,218	Ranger Funding, 5.294%, due 11/16/06	241,119	**
242,325	Ranger Funding, 5.296%, due 11/29/06	241,119	**
562,612	Royal Bank of Canada, 5.3%, due 11/17/06	562,612	**
321,492	Royal Bank of Scotland, 5.31%, due 01/11/07	321,492	**
241,437	Sheffield Receivables Corp., 5.267%, due 11/02/06	241,119	**
321,492	Skandinaviska Enskilda Banken AB, 5.3%, due 11/20/06	321,492	**
179,266	Svenska Handlesbanken, 5.3%, due 11/01/06	179,266	**
161,525	Three Pillars Funding LLC, 5.285%, due 11/20/06	160,746	**
241,119	Toronto Dominion Bank, 5.3%, due 12/11/06	241,119	**
642,985	UBS AG, 5.3%, due 01/04/07	642,985	**
242,072	Variable Funding Capital Co., 5.271%, due 11/07/06	241,119	**
242,359	Variable Funding Capital Co., 5.287%, due 11/28/06	241,119	**
80,550	Yorktown Capital LLC, 5.292%, due 11/15/06	80,373	**
	Total Other Short-Term Investments	13,675,551
	Total Short-Term Investments (Cost: $13,804,148) (24.3%)	13,804,148
	Total Investments (Cost: $60,431,675) (120.8%)	68,564,048
	Liabilities in Excess of Other Assets (– 20.8%)	(11,800,380)
	Net Assets (100.0%)	$56,763,668

  Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

  ▲  Other Short-Term Investments consist of Certificates of Deposits, Commercial Papers, Discount Notes, and Time Deposits.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Small Cap Growth Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Biotechnology	6.8%
Capital Markets	3.1
Chemicals	1.6
Commercial Services & Supplies	8.4
Communications Equipment	0.1
Computers & Peripherals	1.4
Construction & Engineering	1.0
Diversified Consumer Services	0.9
Electrical Equipment	2.6
Energy Equipment & Services	2.8
Health Care Equipment & Supplies	11.0
Health Care Providers & Services	1.2
Hotels, Restaurants, & Leisure	7.7
Information Technology Services	4.3
Insurance	8.3
Internet & Catalog Retail	1.5
Internet Software & Services	5.1
Machinery	3.3
Media	1.7
Oil, Gas & Consumable Fuels	5.5
Pharmaceuticals	2.1
Semiconductors & Semiconductor Equipment	5.2
Software	10.9
Short-Term Investments	24.3
Total	120.8%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Added Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Aerospace & Defense (2.0% of Net Assets)
8,720	Ducommun, Inc.	$181,550	*
2,500	Esterline Technologies Corp.	94,250	*
6,400	Herley Industries, Inc.	94,464	*
14,818	Hexcel Corp.	239,903	*
	Total Aerospace & Defense	610,167
	Auto Components (0.6%)
4,500	Gentex Corp.	71,595	†
2,700	Modine Manufacturing Co.	64,287
2,178	Sauer-Danfoss, Inc.	57,761
	Total Auto Components	193,643
	Automobiles (1.7%)
24,020	Monaco Coach Corp.	286,799
6,700	Winnebago Industries, Inc.	223,043	†
	Total Automobiles	509,842
	Chemicals (4.4%)
4,000	American Vanguard Corp.	63,280	†
4,820	Arch Chemicals, Inc.	161,277
2,700	Cabot Corp.	106,785
9,700	Chemtura Corp.	83,226
13,705	Ferro Corp.	270,263
8,500	Georgia Gulf Corp.	181,815
4,880	MacDermid, Inc.	163,236
12,978	Material Sciences Corp.	154,179	*
5,500	Nova Chemicals Corp.	161,425	†
	Total Chemicals	1,345,486
	Commercial Banks (3.4%)
6,300	Access National Corp.	61,236
3,000	Cadence Financial Corp.	61,500
2,895	Chittenden Corp.	85,374
4,400	Community Bancshares, Inc.	43,340
4,831	Fulton Financial Corp.	77,344
1,920	Greene County Bancshares, Inc.	72,384
14,400	Investor Bancorp, Inc.	214,272	*
3,628	Porter Bancorp, Inc.	81,811	*
10,000	Sterling Bancorp	194,800
8,109	Superior Bancorp	88,469	*†
2,185	Washington Trust Bancorp, Inc.	59,170
	Total Commercial Banks	1,039,700
	Commercial Services & Supplies (4.9%)
4,700	ACCO Brands Corp.	114,210	*
6,300	Adesa, Inc.	158,382	†
9,330	Bowne & Co., Inc.	145,828
5,635	FTI Consulting, Inc.	160,090	*

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Added Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Commercial Services & Supplies (Continued)
3,870	Herman Miller, Inc.	$132,664
7,600	Knoll, Inc.	150,480
6,100	Korn / Ferry International	134,871	*
5,157	Schawk, Inc.	97,209
6,825	Steelcase, Inc.	113,090
12,800	Tetra Tech, Inc.	232,704	*
5,321	TRC Companies, Inc.	43,473	*
	Total Commercial Services & Supplies	1,483,001
	Communications Equipment (5.0%)
7,700	ADC Telecommunications, Inc.	110,187	*
14,015	C-COR, Inc.	140,010	*
6,375	Dycom Industries, Inc.	148,601	*
11,200	Plantronics, Inc.	236,432
32,001	Powerwave Technologies, Inc.	208,327	*†
16,700	SafeNet, Inc.	357,380	*
9,090	Symmetricom, Inc.	76,992	*
13,700	Tekelec	202,075	*†
14,875	WJ Communications, Inc.	35,402	*
	Total Communications Equipment	1,515,406
	Computers & Peripherals (1.6%)
6,400	Adaptec, Inc.	28,992	*
14,500	Brocade Communications Systems, Inc.	117,595	*
16,110	Dot Hill Systems Corp.	61,057	*
3,800	Electronics for Imaging, Inc.	89,832	*
7,600	Hutchinson Technology, Inc.	175,940	*†
	Total Computers & Peripherals	473,416
	Construction & Engineering (1.1%)
10,433	Insituform Technologies, Inc., Class A	243,819	*
16,650	Modtech Holdings, Inc.	84,748	*
	Total Construction & Engineering	328,567
	Containers & Packaging (0.9%)
5,800	Chesapeake Corp.	89,958
9,897	Myers Industries, Inc.	179,334
	Total Containers & Packaging	269,292
	Diversified Consumer Services (1.0%)
14,510	Corinthian Colleges, Inc.	177,747	*
3,045	Sotheby's Holdings, Inc.	115,710	*†
	Total Diversified Consumer Services	293,457
	Electrical Equipment (0.7%)
2,955	Powell Industries, Inc.	70,831	*
20,600	Power-One, Inc.	140,904	*
	Total Electrical Equipment	211,735

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Added Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Electronic Equipment & Instruments (10.5%)
5,300	Aeroflex, Inc.	$57,240	*
31,585	Bell Microproducts, Inc.	212,883	*
4,585	Coherent, Inc.	147,775	*
7,240	CTS Corp.	102,229
2,700	DTS, Inc.	57,753	*
11,105	Electro Scientific Industries, Inc.	221,545	*
5,700	Faro Technologies, Inc.	108,528	*
18,500	GSI Lumonics, Inc.	169,275	*
13,950	Keithley Instruments, Inc.	189,720
47,410	KEMET Corp.	348,464	*
10,866	LeCroy Corp.	134,630	*
2,935	Maxwell Technologies, Inc.	52,683	*†
8,100	Mercury Computer Systems, Inc.	99,792	*
15,040	Merix Corp.	135,360	*†
7,300	Multi-Fineline Electronix, Inc.	176,295	*†
9,710	Newport Corp.	209,930	*
7,300	Paxar Corp.	146,146	*
7,535	Planar Systems, Inc.	90,797	*
14,200	TTM Technologies, Inc.	172,530	*
26,036	Vishay Intertechnology, Inc.	351,226	*
	Total Electronic Equipment & Instruments	3,184,801
	Energy Equipment & Services (2.2%)
4,000	Allis-Chalmers Corp.	60,280	*†
3,690	Gulf Island Fabrication, Inc.	108,560
900	Hercules Offshore, Inc.	32,058	*
6,400	Input/Output, Inc.	71,744	*†
4,900	Key Energy Services, Inc.	68,600	*
21,700	Newpark Resources, Inc.	127,596	*
4,500	Pride International, Inc.	124,245	*
1,300	Tidewater, Inc.	64,649
	Total Energy Equipment & Services	657,732
	Food Products (1.4%)
10,900	Pilgrim's Pride Corp.	272,282
5,600	Sanderson Farms, Inc.	148,568	†
	Total Food Products	420,850
	Health Care Equipment & Supplies (1.4%)
3,550	Analogic Corp.	198,126
5,700	SonoSite, Inc.	162,450	*
1,870	Zoll Medical Corp.	72,369	*
	Total Health Care Equipment & Supplies	432,945
	Health Care Providers & Services (2.6%)
2,600	Chemed Corp.	92,274
14,500	Horizon Health Corp.	224,315	*†

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Added Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Health Care Providers & Services (Continued)
7,900	Kindred Healthcare, Inc.	$213,300	*
6,900	LifePoint Hospitals, Inc.	244,950	*
	Total Health Care Providers & Services	774,839
	Health Care Technology (0.8%)
23,400	Dendrite International, Inc.	244,530	*
	Hotels, Restaurants, & Leisure (1.8%)
10,100	Applebee's International, Inc.	230,482	†
6,900	Morton's Restaurant Group, Inc.	111,711	*
4,045	Ruby Tuesday, Inc.	112,249	†
4,485	Steak & Shake Co. (The)	83,376	*
	Total Hotels, Restaurants, & Leisure	537,818
	Industrial Conglomerates (0.5%)
2,020	Standex International Corp.	58,822
4,760	Tredegar Corp.	83,014
	Total Industrial Conglomerates	141,836
	Information Technology Services (1.3%)
11,100	AnswerThink, Inc.	33,300	*
9,500	BearingPoint, Inc.	79,135	*
10,925	BISYS Group, Inc.	120,612	*
9,834	Computer Task Group, Inc.	41,696	*
9,900	Keane, Inc.	114,741	*
	Total Information Technology Services	389,484
	Insurance (3.5%)
10,900	Aspen Insurance Holdings, Ltd.	270,538
22,415	CRM Holdings, Ltd.	199,045	*
3,400	Endurance Specialty Holdings, Ltd.	121,210
3,700	Max Reinsurance Capital, Ltd.	86,136
1,390	NYMAGIC, Inc.	44,550
8,303	ProCentury Corp.	123,300
12,960	USI Holdings Corp.	206,453	*
	Total Insurance	1,051,232
	Internet & Catalog Retail (1.1%)
21,755	1-800-FLOWERS.COM, Inc.	120,088	*
9,282	dELiA*s, Inc.	84,281	*
10,235	ValueVision Media, Inc.	132,134	*
	Total Internet & Catalog Retail	336,503
	Internet Software & Services (0.2%)
6,200	Internet Capital Group, Inc.	64,976	*

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Added Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Leisure Equipment & Products (1.0%)
13,040	Callaway Golf Co.	$175,127
9,900	K2, Inc.	135,234	*
	Total Leisure Equipment & Products	310,361
	Life Science Tools & Services (0.6%)
3,835	Varian, Inc.	179,823	*
	Machinery (3.3%)
2,300	Actuant Corp., Class A	118,082	†
4,253	CIRCOR International, Inc.	140,221
7,170	Federal Signal Corp.	109,414
500	Flow International Corp.	5,890	*†
927	Foster (L.B.) Co., Class A	20,542	*
5,930	Greenbrier Companies, Inc. (The)	222,375	†
1,570	Kaydon Corp.	65,626
8,545	Lydall, Inc.	77,503	*
4,200	Robbins & Myers, Inc.	161,658
1,750	Trinity Industries, Inc.	63,105
	Total Machinery	984,416
	Media (1.4%)
4,357	Alloy, Inc.	59,865	*
2,400	Meredith Corp.	126,000
5,630	Reader's Digest Association, Inc. (The)	80,959
4,785	Scholastic Corp.	150,345	*
	Total Media	417,169
	Metals & Mining (0.3%)
9,220	NN, Inc.	104,094
	Multiline Retail (0.7%)
11,701	Saks, Inc.	226,297	†
	Oil, Gas & Consumable Fuels (0.9%)
4,000	Brigham Exploration Co.	31,160	*
4,400	Comstock Resources, Inc.	122,760	*
10,300	Petrohawk Energy Corp.	116,699	*
	Total Oil, Gas & Consumable Fuels	270,619
	Pharmaceuticals (1.4%)
12,500	Par Pharmaceutical Companies, Inc.	243,625	*
7,000	Perrigo Co.	125,230
2,100	Valeant Pharmaceuticals International	39,228	†
	Total Pharmaceuticals	408,083
	Road & Rail (0.6%)
5,640	Covenant Transport, Inc.	70,444	*
9,722	RailAmerica, Inc.	113,845	*
	Total Road & Rail	184,289

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Added Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Semiconductors & Semiconductor Equipment (18.4%)
25,000	Advanced Analogic Technologies, Inc.	$155,500	*
14,000	AMIS Holdings, Inc.	134,260	*
8,115	ATMI, Inc.	257,164	*
36,615	Axcelis Technologies, Inc.	252,644	*
23,835	Brooks Automation, Inc.	338,457	*
5,621	Cascade Microtech, Inc.	75,940	*
8,200	Cohu, Inc.	162,196
31,276	Entegris, Inc.	350,604	*
10,790	Exar Corp.	139,946	*
10,255	FEI Co.	234,429	*†
13,475	FSI International, Inc.	78,964	*
9,825	Integrated Device Technology, Inc.	155,726	*
7,690	International Rectifier Corp.	276,609	*
19,980	Kulicke & Soffa Industries, Inc.	179,420	*
42,207	Lattice Semiconductor Corp.	262,105	*
51,500	LTX Corp.	240,505	*
13,700	Mattson Technology, Inc.	133,986	*
11,330	MKS Instruments, Inc.	245,295	*
12,800	Novellus Systems, Inc.	353,920	*
11,900	Pericom Semiconductor Corp.	114,359	*
32,293	RF Micro Devices, Inc.	235,739	*
8,900	Silicon Image, Inc.	105,287	*
6,800	Silicon Laboratories, Inc.	221,884	*†
30,690	Skyworks Solutions, Inc.	203,475	*
12,256	Triquint Semiconductor, Inc.	55,152	*
10,300	Ultratech, Inc.	147,187	*
3,405	Varian Semiconductor Equipment Associates, Inc.	124,248	*
7,810	Veeco Instruments, Inc.	145,969	*
10,700	Verigy, Ltd.	179,760	*
	Total Semiconductors & Semiconductor Equipment	5,560,730
	Software (3.1%)
3,500	Business Objects S.A. (ADR)	129,640	*
5,600	Evans & Sutherland Computer Corp.	21,560	*
2,000	Kronos, Inc.	67,800	*
12,900	Macrovision Corp.	343,269	*
7,385	Magma Design Automation, Inc.	68,754	*
7,054	Parametric Technology Corp.	137,835	*
17,737	Phoenix Technologies, Ltd.	77,865	*
3,300	Progress Software Corp.	95,007	*
	Total Software	941,730
	Specialty Retail (6.2%)
8,066	A.C. Moore Arts & Crafts, Inc.	176,887	*†
31,400	Blockbuster, Inc., Class A	123,088	*†
15,985	Pacific Sunwear of California, Inc.	281,656	*†
14,500	Pier 1 Imports, Inc.	94,830

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Added Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Specialty Retail (Continued)
17,300	RadioShack Corp.	$308,632	†
17,715	Restoration Hardware, Inc.	168,824	*†
6,750	Sharper Image Corp.	75,060	*†
7,000	Urban Outfitters, Inc.	122,500	*†
7,608	West Marine, Inc.	128,727	*†
7,000	Williams-Sonoma, Inc.	238,070	*†
6,000	Zale Corp.	173,040	*
	Total Specialty Retail	1,891,314
	Textiles, Apparel & Luxury Goods (2.7%)
9,620	Fossil, Inc.	210,101	*
3,900	Kellwood Co.	119,340
3,700	Kenneth Cole Productions, Inc., Class A	94,091
14,100	Quiksilver, Inc.	196,695	*
9,029	Warnaco Group, Inc.	191,776	*
	Total Textiles, Apparel & Luxury Goods	812,003
	Thrifts & Mortgage Finance (3.4%)
9,600	Astoria Financial Corp.	278,496
5,215	BankUnited Financial Corp., Class A	140,649
7,397	First Niagara Financial Group, Inc.	105,925
8,385	NewAlliance Bancshares, Inc.	129,800
5,600	Northeast Community Bancorp, Inc.	63,560	*
11,715	Provident Financial Services, Inc.	214,853
5,800	Viewpoint Financial Group	89,320	*
	Total Thrifts & Mortgage Finance	1,022,603
	Trading Companies & Distributors (0.9%)
2,755	Electro Rent Corp.	45,540	*
3,640	Kaman Corp.	74,220
6,531	United Rentals, Inc.	154,719	*
	Total Trading Companies & Distributors	274,479
	Transportation Infrastructure (0.4%)
5,300	Interpool, Inc.	126,776
	Total Common Stock (Cost: $26,518,243) (99.9%)	30,226,044
	Short-Term Investments
	Money Market Investments (0.1%)
48,267	Merrimac Cash Fund—Premium Class, 5.092%	48,267	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Added Fund

October 31, 2006

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (16.0%) ▲
$60,334	Abbey National PLC, 5.27%, due 11/16/06	$60,334	**
120,668	Abbey National PLC, 5.28%, due 12/01/06	120,668	**
150,834	ABN Amro Bank NV, 5.305%, due 11/21/06	150,834	**
150,835	Banco Bilbao Vizcaya Argentaria, S.A., 5.31%, due 01/03/07	150,835	**
121,234	Banco Santander Central Hispano S.A., 5.275%, due 11/14/06	120,668	**
156,868	Bank of America, 5.27%, due 11/10/06	156,868	**
150,835	Bank of America, 5.3%, due 11/20/06	150,835	**
60,334	Bank of Montreal, 5.28%, due 12/04/06	60,334	**
150,835	Barclays Bank PLC, 5.3%, due 01/02/07	150,835	**
42,376	Barton Capital LLC, 5.268%, due 11/02/06	42,234	**
90,845	Barton Capital LLC, 5.27%, due 11/07/06	90,501	**
180,613	Barton Capital LLC, 5.277%, due 11/17/06	180,032	**
60,334	BNP Paribas, 5.28%, due 12/15/06	60,334	**
60,334	Canadian Imperial Bank of Commerce, 5.28%, due 11/29/06	60,334	**
60,842	Charta LLC, 5.314%, due 11/01/06	60,334	**
101,046	CIESCO, 5.29%, due 11/16/06	100,280	**
60,635	Commonwealth Bank of Australia, 5.286%, due 11/30/06	60,334	**
60,850	Compass Securitization, 5.305%, due 12/15/06	60,334	**
60,833	CRC Funding LLC, 5.314%, due 12/19/06	60,334	**
120,667	Credit Suisse First Boston Corp., 5.31%, due 11/13/06	120,667	**
150,834	Credit Suisse First Boston Corp., 5.31%, due 11/14/06	150,834	**
60,528	Fairway Finance, 5.277%, due 11/17/06	60,334	**
58,771	Fairway Finance, 5.299%, due 11/15/06	58,393	**
95,660	Falcon Asset Securitization Corp., 5.292%, due 11/14/06	95,254	**
120,668	Fortis Bank, 5.3%, due 11/20/06	120,668	**
60,732	General Electric Capital Services, Inc., 5.285%, due 11/03/06	60,334	**
60,627	Greyhawk Funding, 5.296%, due 11/27/06	60,334	**
150,834	Harris Trust & Savings, 5.28%, due 11/22/06	150,834	**
120,668	HBOS Halifax Bank of Scotland, 5.3%, due 01/08/07	120,668	**
183,161	Investors Bank & Trust Depository Reserve, 3.65%	183,161
90,913	Jupiter Securitization Corp., 5.284%, due 11/06/06	90,501	**
60,635	Kitty Hawk Funding Corp., 5.286%, due 11/29/06	60,334	**
60,573	Lexington Parker Capital Co., 5.291%, due 11/09/06	60,334	**
90,913	Liberty Street, 5.284%, due 11/13/06	90,501	**
60,520	Old Line Funding LLC, 5.276%, due 11/15/06	60,334	**
90,913	Ranger Funding, 5.294%, due 11/16/06	90,501	**
90,954	Ranger Funding, 5.296%, due 11/29/06	90,501	**
211,168	Royal Bank of Canada, 5.3%, due 11/17/06	211,168	**
120,668	Royal Bank of Scotland, 5.31%, due 01/11/07	120,668	**
90,620	Sheffield Receivables Corp., 5.267%, due 11/02/06	90,501	**
120,668	Skandinaviska Enskilda Banken AB, 5.3%, due 11/20/06	120,668	**
67,285	Svenska Handlesbanken, 5.3%, due 11/01/06	67,285	**
60,626	Three Pillars Funding LLC, 5.285%, due 11/20/06	60,334	**
90,501	Toronto Dominion Bank, 5.3%, due 12/11/06	90,501	**
241,335	UBS AG, 5.3%, due 01/04/07	241,335	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Added Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$90,859	Variable Funding Capital Co., 5.271%, due 11/07/06	$90,501	**
90,966	Variable Funding Capital Co., 5.287%, due 11/28/06	90,501	**
30,233	Yorktown Capital LLC, 5.292%, due 11/15/06	30,167	**
	Total Other Short-Term Investments	4,835,378
	Total Short-Term Investments (Cost: $4,883,645) (16.1%)	4,883,645
	Total Investments (Cost: $31,401,888) (116.0%)	35,109,689
	Liabilities in Excess of Other Assets (– 16.0%)	(4,837,973)
	Net Assets (100.0%)	$30,271,716

Notes to the Schedule of Investments:

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

  ▲  Other Short-Term Investments consist of Certificate of Deposits, Commercial Paper, Discount Notes, and Time Deposits.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Added Fund

Investments by Industry*

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Aerospace & Defense	2.0%
Auto Components	0.6
Automobiles	1.7
Chemicals	4.4
Commercial Banks	3.4
Commercial Services & Supplies	4.9
Communications Equipment	5.0
Computers & Peripherals	1.6
Construction & Engineering	1.1
Containers & Packaging	0.9
Diversified Consumer Services	1.0
Electrical Equipment	0.7
Electronic Equipment & Instruments	10.5
Energy Equipment & Services	2.2
Food Products	1.4
Health Care Equipment & Supplies	1.4
Health Care Providers & Services	2.6
Health Care Technology	0.8
Hotels, Restaurants, & Leisure	1.8
Industrial Conglomerates	0.5
Information Technology Services	1.3
Insurance	3.5
Internet & Catalog Retail	1.1
Internet Software & Services	0.2
Leisure Equipment & Products	1.0
Life Science Tools & Services	0.6
Machinery	3.3
Media	1.4
Metals & Mining	0.3
Multiline Retail	0.7
Oil, Gas & Consumable Fuels	0.9
Pharmaceuticals	1.4
Road & Rail	0.6
Semiconductors & Semiconductor Equipment	18.4
Software	3.1
Specialty Retail	6.2
Textiles, Apparel & Luxury Goods	2.7
Thrifts & Mortgage Finance	3.4
Trading Companies & Distributors	0.9
Transportation Infrastructure	0.4
Short-Term Investments	16.1
Total	116.0%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Opportunities Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Aerospace & Defense (1.7% of Net Assets)
220,980	Alliant Techsystems, Inc.	$17,061,866	*†
	Beverages (1.3%)
188,890	Molson Coors Brewing Co., Class B	13,445,190
	Capital Markets (2.3%)
673,600	Federated Investors, Inc., Class B	23,097,744
	Chemicals (4.1%)
324,800	Cytec Industries, Inc.	17,990,672
534,500	International Flavors & Fragrances, Inc.	22,705,560
	Total Chemicals	40,696,232
	Commercial Banks (4.8%)
301,840	Commerce Bancorp, Inc.	10,540,253	†
442,750	Marshall & IIsley Corp.	21,225,435
350,162	SVB Financial Group	16,114,455	*†
	Total Commercial Banks	47,880,143
	Commercial Services & Supplies (0.7%)
341,800	SAIC, Inc.	6,836,000	*
	Communications Equipment (1.7%)
1,212,556	ADC Telecommunications, Inc.	17,351,676	*
	Computers & Peripherals (4.2%)
456,260	Diebold, Inc.	19,929,437	†
4,027,500	Sun Microsystems, Inc.	21,869,325	*
	Total Computers & Peripherals	41,798,762
	Diversified Consumer Services (2.3%)
610,600	Regis Corp.	22,928,030
	Electronic Equipment & Instruments (3.7%)
491,530	Tektronix, Inc.	14,927,766
1,618,465	Vishay Intertechnology, Inc.	21,833,093	*
	Total Electronic Equipment & Instruments	36,760,859
	Energy Equipment & Services (2.0%)
214,500	Cameron International Corp.	10,746,450	*
212,800	Weatherford International, Ltd.	8,741,824	*
	Total Energy Equipment & Services	19,488,274
	Exchange-Traded Fund (ETF) (0.2%)
17,522	iShares Russell Midcap Value Index Fund	2,480,239	†
	Food Products (1.5%)
580,200	Pilgrim's Pride Corp.	14,493,396
	Health Care Equipment & Supplies (8.6%)
450,000	Bausch & Lomb, Inc.	24,093,000	†
238,100	Beckman Coulter, Inc.	13,707,417

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Opportunities Fund

October 31, 2006

Number of Shares	Common Stock	Value
	Health Care Equipment & Supplies (Continued)
286,955	Edwards Lifesciences Corp.	$12,318,978	*
313,650	Hillenbrand Industries, Inc.	18,404,982
491,100	Hospira, Inc.	17,851,485	*
	Total Health Care Equipment & Supplies	86,375,862
	Health Care Providers & Services (3.0%)
621,280	Healthsouth Corp.	15,066,040	*†
403,900	Triad Hospitals, Inc.	14,956,417	*
	Total Health Care Providers & Services	30,022,457
	Hotels, Restaurants, & Leisure (2.2%)
781,000	Cheesecake Factory, Inc. (The)	22,063,250	*†
	Household Durables (3.0%)
629,720	Leggett & Platt, Inc.	14,703,962
329,600	Stanley Works (The)	15,705,440
	Total Household Durables	30,409,402
	Industrial Conglomerates (1.5%)
233,541	Teleflex, Inc.	14,526,250
	Insurance (6.9%)
731,150	Arthur J. Gallagher & Co.	20,362,527	†
280,930	Assurant, Inc.	14,793,774	†
714,075	Old Republic International Corp.	16,088,110
478,500	Willis Group Holdings, Ltd.	18,197,355
	Total Insurance	69,441,766
	Life Science Tools & Services (4.5%)
609,700	Thermo Electron Corp.	26,137,839	*†
409,520	Varian, Inc.	19,202,393	*
	Total Life Science Tools & Services	45,340,232
	Machinery (4.9%)
375,545	Dover Corp.	17,838,388
359,700	Pentair, Inc.	11,848,518
333,600	SPX Corp.	19,188,672
	Total Machinery	48,875,578
	Multiline Retail (2.5%)
566,418	Federated Department Stores, Inc.	24,871,414	†
	Oil, Gas & Consumable Fuels (1.8%)
380,300	Murphy Oil Corp.	17,934,948	†
	Semiconductors & Semiconductor Equipment (20.0%)
907,000	Analog Devices, Inc.	28,860,740
731,900	ASML Holding N.V.	16,716,596	*
714,050	Cypress Semiconductor Corp.	11,988,900	*†
428,900	International Rectifier Corp.	15,427,533	*

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Semiconductors & Semiconductor Equipment (Continued)
419,500	KLA - Tencor Corp.	$20,626,815
2,093,500	LSI Logic Corp.	21,039,675	*†
1,340,800	Micron Technology, Inc.	19,374,560	*
676,480	National Semiconductor Corp.	16,431,699
916,500	Novellus Systems, Inc.	25,341,225	*
1,700,700	Teradyne, Inc.	23,843,814	*†
	Total Semiconductors & Semiconductor Equipment	199,651,557
	Software (2.9%)
924,881	Activision, Inc.	14,261,665	*†
491,615	McAfee, Inc.	14,222,422	*
	Total Software	28,484,087
	Specialty Retail (2.2%)
1,026,600	Gap, Inc. (The)	21,579,132	†
	Textiles, Apparel & Luxury Goods (1.8%)
550,885	Jones Apparel Group, Inc.	18,399,559
	Thrifts & Mortgage Finance (2.5%)
239,539	New York Community Bancorp, Inc.	3,916,463	†
522,187	People's Bank	21,253,011	†
	Total Thrifts & Mortgage Finance	25,169,474
	Total Common Stock (Cost: $845,764,350) (98.8%)	987,463,379
	Short-Term Investments
	Money Market Investments (0.2%)
2,290,876	Merrimac Cash Fund—Premium Class, 5.092%	2,290,876	**
Principal Amount
	Other Short-Term Investments (22.7%) ▲
$2,863,599	Abbey National PLC, 5.27%, due 11/16/06	2,863,599	**
5,727,189	Abbey National PLC, 5.28%, due 12/01/06	5,727,189	**
7,158,986	ABN Amro Bank NV, 5.305%, due 11/21/06	7,158,986	**
7,158,986	Banco Bilbao Vizcaya Argentaria, S.A., 5.31%, due 01/03/07	7,158,986	**
5,754,041	Banco Santander Central Hispano S.A., 5.275%, due 11/14/06	5,727,189	**
7,445,346	Bank of America, 5.27%, due 11/10/06	7,445,346	**
7,158,986	Bank of America, 5.3%, due 11/20/06	7,158,986	**
2,863,594	Bank of Montreal, 5.28%, due 12/04/06	2,863,594	**
7,158,986	Barclays Bank PLC, 5.3%, due 01/02/07	7,158,986	**
2,011,262	Barton Capital LLC, 5.268%, due 11/02/06	2,004,516	**
4,311,740	Barton Capital LLC, 5.27%, due 11/07/06	4,295,392	**
8,572,314	Barton Capital LLC, 5.277%, due 11/17/06	8,544,759	**
2,863,594	BNP Paribas, 5.28%, due 12/15/06	2,863,594	**
2,863,594	Canadian Imperial Bank of Commerce, 5.28%, due 11/29/06	2,863,594	**
2,887,690	Charta LLC, 5.314%, due 11/01/06	2,863,594	**
4,795,902	CIESCO, 5.29%, due 11/16/06	4,759,533	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Opportunities Fund

October 31, 2006

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$2,877,891	Commonwealth Bank of Australia, 5.286%, due 11/30/06	$2,863,594	**
2,888,069	Compass Securitization, 5.305%, due 12/15/06	2,863,594	**
2,887,264	CRC Funding LLC, 5.314%, due 12/19/06	2,863,594	**
5,727,189	Credit Suisse First Boston Corp., 5.31%, due 11/13/06	5,727,189	**
7,158,986	Credit Suisse First Boston Corp., 5.31%, due 11/14/06	7,158,986	**
2,872,829	Fairway Finance, 5.277%, due 11/17/06	2,863,594	**
2,789,408	Fairway Finance, 5.299%, due 11/15/06	2,771,458	**
4,540,242	Falcon Asset Securitization Corp., 5.292%, due 11/14/06	4,520,967	**
5,727,189	Fortis Bank, 5.3%, due 11/20/06	5,727,189	**
2,882,511	General Electric Capital Services, Inc., 5.285%, due 11/03/06	2,863,594	**
2,877,495	Greyhawk Funding, 5.296%, due 11/27/06	2,863,594	**
7,158,986	Harris Trust & Savings, 5.28%, due 11/22/06	7,158,986	**
5,727,189	HBOS Halifax Bank of Scotland, 5.3%, due 01/08/07	5,727,189	**
5,740,914	Investors Bank & Trust Depository Reserve, 3.65%	5,740,914
4,314,936	Jupiter Securitization Corp., 5.284%, due 11/06/06	4,295,392	**
2,877,891	Kitty Hawk Funding Corp., 5.286%, due 11/29/06	2,863,594	**
2,874,958	Lexington Parker Capital Co., 5.291%, due 11/09/06	2,863,594	**
4,314,936	Liberty Street, 5.284%, due 11/13/06	4,295,392	**
2,872,408	Old Line Funding LLC, 5.276%, due 11/15/06	2,863,594	**
4,314,973	Ranger Funding, 5.294%, due 11/16/06	4,295,392	**
4,316,878	Ranger Funding, 5.296%, due 11/29/06	4,295,392	**
10,022,581	Royal Bank of Canada, 5.3%, due 11/17/06	10,022,581	**
5,727,189	Royal Bank of Scotland, 5.31%, due 01/11/07	5,727,189	**
4,301,048	Sheffield Receivables Corp., 5.267%, due 11/02/06	4,295,392	**
5,727,189	Skandinaviska Enskilda Banken AB, 5.3%, due 11/20/06	5,727,189	**
3,193,509	Svenska Handlesbanken, 5.3%, due 11/01/06	3,193,509	**
2,877,469	Three Pillars Funding LLC, 5.285%, due 11/20/06	2,863,594	**
4,295,392	Toronto Dominion Bank, 5.3%, due 12/11/06	4,295,392	**
11,454,378	UBS AG, 5.3%, due 01/04/07	11,454,378	**
4,312,372	Variable Funding Capital Co., 5.271%, due 11/07/06	4,295,392	**
4,317,471	Variable Funding Capital Co., 5.287%, due 11/28/06	4,295,392	**
1,434,954	Yorktown Capital LLC, 5.292%, due 11/15/06	1,431,797	**
	Total Other Short-Term Investments	226,546,440
	Total Short-Term Investments (Cost: $228,837,316) (22.9%)	228,837,316
	Total Investments (Cost: $1,074,601,666) (121.7%)	1,216,300,695
	Liabilities in Excess of Other Assets (– 21.7%)	(217,060,976)
	Net Assets (100.0%)	$999,239,719

  Notes to the Schedule of Investments:

ETF  -  Exchange Traded Fund.

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

  ▲  Other Short-Term Investments consist of Certificate of Deposits, Commercial Papers, Discount Notes, and Time Deposits.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Value Opportunities Fund

Investments by Industry*	October 31, 2006

Industry	Percentage of Net Assets
Aerospace & Defense	1.7%
Beverages	1.3
Capital Markets	2.3
Chemicals	4.1
Commercial Banks	4.8
Commercial Services & Supplies	0.7
Communications Equipment	1.7
Computers & Peripherals	4.2
Diversified Consumer Services	2.3
Electronic Equipment & Instruments	3.7
Energy Equipment & Services	2.0
Exchange-Traded Fund	0.2
Food Products	1.5
Health Care Equipment & Supplies	8.6
Health Care Providers & Services	3.0
Hotels, Restaurants, & Leisure	2.2
Household Durables	3.0
Industrial Conglomerates	1.5
Insurance	6.9
Life Science Tools & Services	4.5
Machinery	4.9
Multiline Retail	2.5
Oil, Gas & Consumable Fuels	1.8
Semiconductors & Semiconductor Equipment	20.0
Software	2.9
Specialty Retail	2.2
Textiles, Apparel & Luxury Goods	1.8
Thrifts & Mortgage Finance	2.5
Short-Term Investments	22.9
Total	121.7%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2006

	TCW Balanced Fund		TCW Diversified Value Fund		TCW Dividend Focused Fund		TCW Equities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$9,370		$695,708	(3)	$1,553,169	(3)	$103,473	(3)
Receivables for Securities Sold	35		2,722		4,543		—
Receivables for Fund Shares Sold	—		3,432		4,018		29
Interest and Dividends Receivable	46		751		1,786		102
Receivable from Investment Advisor	8		—		—		—
Total Assets	9,459		702,613		1,563,516		103,604
LIABILITIES
Payables for Securities Purchased	21		7,646		2,578		—
Payables for Fund Shares Redeemed	—		1,348		677		—
Payables Upon Return of Securities Loaned	—		54,283		142,253		9,247
Accrued Directors' Fees and Expenses	2		7		7		7
Accrued Compliance Expense	—		1		4		—	(2)
Accrued Management Fees	—		390		876		41
Accrued Distribution Fees	—		17		259		1
Other Accrued Expenses	26		174		346		67
Total Liabilities	49		63,866		147,000		9,363
NET ASSETS	$9,410		$638,747		$1,416,516		$94,241
NET ASSETS CONSIST OF:
Paid-in Capital	$9,011		$562,011		$1,212,345		$68,786
Undistributed Net Realized Gain on Investments	17		3,055		22,691		5,991
Unrealized Appreciation of Investments	369		71,244		180,078		18,815
Undistributed Net Investment Income	13		2,437		1,402		649
NET ASSETS	$9,410		$638,747		$1,416,516		$94,241
NET ASSETS ATTRIBUTABLE TO:
I Class Share	$—	(2)	$553,622		$159,858		$87,202
N Class Share	$9,410		$85,125		$1,256,657		$7,039
K Class Share					$—	(2)	$—	(2)
CAPTIAL SHARES OUTSTANDING: (5)
I Class Share	10		34,084,672		12,094,132		5,041,911
N Class Share	901,107		5,261,778		95,205,730		408,077
K Class Share					9		10
NET ASSET VALUE PER SHARE: (4)
I Class Share	$10.46		$16.24		$13.22		$17.30
N Class Share	$10.44		$16.18		$13.20		$17.25
K Class Share					$13.36		$17.63

(1)  The identified cost for the TCW Balanced Fund, the TCW Diversified Value Fund, the TCW Dividend Focused Fund and the TCW Equities Fund at October 31, 2006 was $9,001, $624,464, $1,373,091, and $84,658, respectively.

(2)  Amount rounds to less than $1 (in thousands).

(3)  The market value of securities lent for the TCW Diversified Value Fund, the TCW Dividend Focused Fund and the TCW Equities Fund at October 31, 2006 was $50,522, $134,562, and $9,028, respectively.

(4)  Represents offering price and redemption price per share.

(5)  The number of authorized shares for the TCW Balanced Fund and the TCW Diversified Value Fund is 2,000,000,000 for each of the I Class and N Class shares, the TCW Dividend Focused Fund and the TCW Equities Fund is 2,000,000,000 for each of the I Class, N Class and K Class shares.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2006

	TCW Focused Equities Fund		TCW Growth Equities Fund		TCW Growth Insights Fund	TCW Large Cap Core Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$28,289		$33,996		$1,266	$19,851
Receivables for Securities Sold	—		433		—	—
Receivables for Fund Shares Sold	8		25		—	—
Interest and Dividends Receivable	38		1		—	14
Receivable from Investment Advisor	—		—		5	—
Total Assets	28,335		34,455		1,271	19,865
LIABILITIES
Payables for Securities Purchased	—	(2)	275		—	—
Accrued Directors' Fees and Expenses	7		12		7	7
Accrued Compliance Expense	—	(2)	—	(2)	—	—	(2)
Accrued Management Fees	8		22		—	9
Accrued Distribution Fees	5		1		—	1
Other Accrued Expenses	22		57		18	34
Total Liabilities	42		367		25	51
NET ASSETS	$28,293		$34,088		$1,246	$19,814
NET ASSETS CONSIST OF:
Paid-in Capital	$25,552		$52,980		$2,689	$16,929
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(71)		(24,772)		(1,575)	600
Unrealized Appreciation of Investments and Foreign Currency	2,758		5,880		132	2,241
Undistributed Net Investment Income	54		—		—	44
NET ASSETS	$28,293		$34,088		$1,246	$19,814
NET ASSETS ATTRIBUTABLE TO:
I Class Share	$4,689		$28,916			$15,683
N Class Share	$23,604		$5,172		$1,246	$4,131
CAPTIAL SHARES OUTSTANDING: (4)
I Class Share	326,926		2,376,685			1,240,441
N Class Share	1,649,397		424,940		180,411	327,694
NET ASSET VALUE PER SHARE: (3)
I Class Share	$14.34		$12.17			$12.64
N Class Share	$14.31		$12.17		$6.91	$12.61

(1)  The identified cost for the TCW Focused Equities Fund, the TCW Growth Equities Fund, the TCW Growth Insights Fund and the TCW Large Cap Core Fund at October 31, 2006 was $25,531, $28,116, $1,134 and $17,610, respectively.

(2)  Amount rounds to less than $1 (in thousands).

(3)  Represents offering price and redemption price per share.

(4)  The number of authorized shares for the TCW Focused Equities Fund and the TCW Large Cap Core Fund is 2,000,000,000 for each of the I Class and N Class shares, the TCW Growth Equities Fund is 4,000,000,000 for each of the I Class and N Class shares and the TCW Growth Insights Fund is 2,000,000,000 for the N Class shares.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2006

	TCW Large Cap Flexible Growth Fund	TCW Opportunity Fund		TCW Select Equities Fund	TCW Small Cap Growth Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)(2)	$3,904	$153,391		$3,983,236	$68,564
Receivables for Securities Sold	79	1,960		1,673	829
Receivables for Fund Shares Sold	5,021	167		2,781	73
Interest and Dividends Receivable	2	101		351	13
Receivable from Investment Advisor	4	—		—	—
Total Assets	9,010	155,619		3,988,041	69,479
LIABILITIES
Payables for Securities Purchased	57	248		4,577	40
Payables for Fund Shares Redeemed	—	273		9,237	23
Payables Upon Return of Securities Loaned	—	26,516		276,357	12,523
Accrued Directors' Fees and Expenses	7	7		7	7
Accrued Compliance Expense	—	—	(3)	9	—	(3)
Accrued Management Fees	—	98		2,339	56
Accrued Distribution Fees	—	20		208	6
Accrued Administration Service Fees	—	1		1	—
Other Accrued Expenses	28	85		938	60
Total Liabilities	92	27,248		293,673	12,715
NET ASSETS	$8,918	$128,371		$3,694,368	$56,764
NET ASSETS CONSIST OF:
Paid-in Capital	$8,847	$99,733		$3,100,724	$163,804
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(45)	7,943		28,593	(115,172)
Unrealized Appreciation of Investments and Foreign Currency	116	20,622		564,546	8,132
Undistributed Net Investment Income	—	73		505	—
NET ASSETS	$8,918	$128,371		$3,694,368	$56,764
NET ASSETS ATTRIBUTABLE TO:
I Class Share	$7,387	$34,008		$2,716,604	$27,454
N Class Share	$1,531	$91,085		$975,971	$29,310
K Class Share		$3,278		$1,793
CAPITAL SHARES OUTSTANDING: (5)
I Class Share	364,257	2,224,887		141,693,694	1,381,198
N Class Share	75,529	6,039,970		52,163,189	1,510,628
K Class Share		215,628		95,223
NET ASSET VALUE PER SHARE: (4)
I Class Share	$20.28	$15.29		$19.17	$19.88
N Class Share	$20.28	$15.08		$18.71	$19.40
K Class Share		$15.20		$18.83

(1)  The identified cost for the TCW Large Cap Flexible Growth Fund, the TCW Opportunity Fund, the TCW Select Equities Fund, and the TCW Small Cap Growth Fund at October 31, 2006 was $3,788, $132,768, $3,418,690 and $60,432 respectively.

(2)  The market value of securities lent for the TCW Opportunity Fund, the TCW Select Equities Fund and the TCW Small Cap Growth Fund at October 31, 2006 was $25,092, $267,682, and $11,905 respectively.

(3)  Amount rounds to less than $1 (in thousands).

(4)  Represents offering price and redemption price per share.

(5)  The number of authorized shares for the TCW Large Cap Flexible Growth Fund is 2,000,000,000 for each of the I Class and N Class shares, the TCW Opportunity Fund is 2,000,000,000 for each of the I Class, N Class and K Class shares, the TCW Select Equities Fund is 1,667,000,000, 1,667,000,000, and 2,000,000,000 for each of the I Class, N Class and K Class shares, respectively and the TCW Small Cap Growth Fund is 1,666,000,000, 1,666,000,000 and 2,000,000,000 for each of the I Class, N Class and K Class, respectively.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2006

	TCW Value Added Fund		TCW Value Opportunities Fund
	Dollar Amounts in Thousands
	(Except per Share Amounts)
ASSETS
Investments, at Value (1)(2)	$35,110		$1,216,301
Receivables for Securities Sold	122		17,447
Receivables for Fund Shares Sold	24		471
Interest and Dividends Receivable	9		291
Total Assets	35,265		1,234,510
LIABILITIES
Payables for Securities Purchased	183		10,032
Payables for Fund Shares Redeemed	24		1,118
Payables Upon Return of Securities Loaned	4,700		223,096
Accrued Directors' Fees and Expenses	7		7
Accrued Compliance Expense	—	(3)	3
Accrued Distribution Fees	—		42
Accrued Administration Service Fees	—		3
Accrued Management Fees	15		683
Other Accrued Expenses	64		286
Total Liabilities	4,993		235,270
NET ASSETS	$30,272		$999,240
NET ASSETS CONSIST OF:
Paid-in Capital	$23,604		$751,872
Undistributed Accumulated Net Realized Gain on Investments	2,960		104,032
Unrealized Appreciation of Investments and Foreign Currency	3,708		141,699
Undistributed Net Investment Income	—		1,637
NET ASSETS	$30,272		$999,240
NET ASSETS ATTRIBUTABLE TO:
I Class Share	$30,271		$800,060
N Class Share	$1		$191,179
K Class Share	$—	(3)	$8,001
CAPTIAL SHARES OUTSTANDING: (5)
I Class Share	2,101,114		32,967,950
N Class Share	75		8,016,290
K Class Share	12		334,769
NET ASSET VALUE PER SHARE:
I Class Share	$14.41		$24.27
N Class Share	$17.17		$23.85
K Class Share	$16.94		$23.90

(1)  The identified cost for the TCW Value Added Fund and the TCW Value Opportunities Fund at October 31, 2006 was $31,402, and $1,074,602, respectively.

(2)  Amounts round to less than $1 (in thousands).

(3)  The market value of securities lent for the TCW Value Added Fund and the TCW Value Opportunities Fund at October 31, 2006 was $4,445 and $210,843, respectively.

(4)  Represents offering price and redemption price per share.

(5)  The number of authorized shares for the TCW Value Added Fund and the TCW Value Opportunities Fund is 2,000,000,000 for each of the I Class, N Class and K Class shares.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2006

	TCW Balanced Fund (1)		TCW Diversified Value Fund		TCW Dividend Focused Fund		TCW Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$10		$5,143	(2)	$27,028	(2)	$1,642	(2)
Interest	33		1,273		1,950		50
Net Security Lending Income	—		119	(3)	704	(3)	5	(3)
Other	—		—		—		41
Total	43		6,535		29,682		1,738
Expenses:
Management Fees	9		2,876		8,320		524
Accounting Service Fees	—	(4)	59		167		19
Administration Fees	2		99		286		38
Transfer Agent Fees:
I Class	3		245		30		18
N Class	3		34		695		7
K Class	—		—		8		9
Custodian Fees	2		22		26		16
Professional Fees	19		34		41		30
Directors' Fees and Expenses	3		14		14		14
Registration Fees:
I Class	—	(4)	45		16		21
N Class	—	(4)	16		92		13
K Class	—		—		6		4
Distribution Fees:
N Class	4		123		2,472		15
Compliance Expense	—	(4)	11		31		2
Other	2		139		369		32
Total	47		3,717		12,573		762
Less Expenses Borne by Investment Advisor:
I Class	3		—		—		—
N Class	25		—		—		—
K Class	—		—		14		13
Net Expenses	19		3,717		12,559		749
Net Investment Income	24		2,818		17,123		989
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on Investments	17		3,777		22,233		11,188
Change in Unrealized Appreciation (Depreciation) on Investments	369		64,842		158,844		2,839
Net Realized and Unrealized Gain on Investments	386		68,619		181,077		14,027
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$410		$71,437		$198,200		$15,016

(1)  For the period from September 1, 2006 (commencement of operations) through October 31, 2006.

(2)  Net of foreign tax withheld. Amount withheld for the TCW Diversified Value Fund, the TCW Dividend Focused Fund, and the TCW Equities Fund was $4, $249, and $8, respectively.

(3)  Net of broker fees.

(4)  Amount rounds to less than $1 (in thousands).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2006

	TCW Focused Equities Fund		TCW Growth Equities Fund	TCW Growth Insights Fund	TCW Large Cap Core Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends (1)	$320		$63	$8	$258
Interest	28		14	1	4
Total	348		77	9	262
Expenses:
Management Fees	134		285	11	90
Accounting Service Fees	6		7	—	5
Administration Fees	12		19	3	18
Transfer Agent Fees:
I Class	8		9	—	9
N Class	9		9	8	8
Custodian Fees	14		24	7	17
Professional Fees	8		28	12	18
Directors' Fees and Expenses	14		14	14	14
Registration Fees:
I Class	20		16	—	4
N Class	29		10	4	—	(2)
Distribution Fees:
I Class	—		—	—	—
N Class	46		2	3	12
Compliance Expense	—	(2)	1	—	—
Other	10		28	2	10
Total	310		452	64	205
Less Expenses Borne by Investment Advisor and Distributor:
I Class	19		—	—	—
N Class	7		24	44	2
Net Expenses	284		428	20	203
Net Investment Income (Loss)	64		(351)	(11)	59
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	(70)		155	78	599
Change in Unrealized Appreciation (Depreciation) on Investments	2,413		2,299	(61)	1,405
Net Realized and Unrealized Gain on Investments	2,343		2,454	17	2,004
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,407		$2,103	$6	$2,063

(1)  Net of Foreign taxes withheld. Total amount withheld for the TCW Focused Equities Fund was $3. Total amount withheld for the TCW Growth Equities Fund, the TCW Growth Insights Fund and the TCW Large Cap Core Fund was less than $1 for each Fund.

(2)  Amount rounds to less than $1 (in thousands).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2006

	TCW Large Cap Flexible Growth Fund (1)		TCW Opportunity Fund		TCW Select Equities Fund	TCW Small Cap Growth Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$18		$754		$14,337	$84	(2)
Interest	3		251		3,510	16
Net Security Lending Income (3)	—		120	(3)	477 (3)	70	(3)
Other	—		—		—	267
Total	21		1,125		18,324	437
Expenses:
Management Fees	18		957		30,643	599
Accounting Service Fees	3		21		603	14
Administration Fees	6		41		1,039	29
Administrative Services Fees:
K Class	—	(4)	16		8	—	(4)
Transfer Agent Fees:
I Class	8		15		1,578	12
N Class	8		57		821	28
K Class	—		9		8	2
Custodian Fees	6		21		88	27
Professional Fees	19		31		65	30
Directors' Fees and Expenses	11		14		15	14
Registration Fees:
I Class	2		20		52	20
N Class	—	(4)	15		32	13
K Class	—	(4)(5)	11		15	1	(5)
Distribution Fees:
N Class	3		173		2,785	81
K Class	—		8		4	—
Compliance Expense	—	(4)	4		120	2
Other	12		47		1,640	51
Total	96		1,460		39,516	923
Less Expenses Borne by Investment Advisor and Distributor:
I Class	30		—		—	—
N Class	25		—		—	—
K Class	—		21		21	2
Net Expenses	41		1,439		39,495	921
Net Investment Income (Loss)	(20)		(314)		(21,171)	(484)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	(45)		8,794		388,521	12,641
Change in Unrealized Appreciation (Depreciation) on Investments	116		7,645		(431,128)	(2,348)
Net Realized and Unrealized Gain (Loss) on Investments	71		16,439		(42,607)	10,293
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$51		$16,125		$(63,778)	$9,809

(1)  For the period from February 6, 2006 (Commencement of Operations) through October 31, 2006.

(2)  Net of foreign taxes withheld. Total amount withheld was less than $1 (in thousands).

(3)  Net of broker fees.

(4)  Amount rounds to less than $1 (in thousands).

(5)  Allocation of operating activity to K Class shares was for the period ended January 24, 2006 (liquidation date of the K Class shares).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2006

	TCW Value Added Fund		TCW Value Opportunities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$213	(1)	$12,313
Interest	16		664
Net Security Lending Income (2)	14		216
Other	—		1,074
Total	243		14,267
Expenses:
Management Fees	292		8,761
Accounting Service Fees	10		166
Administration Fees	34		290
Administrative Services Fees:
K Class	—		29
Transfer Agent Fees:
I Class	20		482
N Class	8		165
K Class	8		8
Custodian Fees	69		42
Professional Fees	30		39
Directors' Fees and Expenses	14		14
Registration Fees:
I Class	18		31
N Class	—	(3)	14
K Class	2		11
Distribution Fees:
N Class	—	(3)	529
K Class	—		15
Compliance Expense	1		34
Other	17		381
Total	523		11,011
Less Expenses Born by Investment Advisor:
I Class	47		—
N Class	8		—
K Class	10		15
Net Expenses	458		10,996
Net Investment Income (Loss)	(215)		3,271
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on Investments	4,436		109,204
Change in Unrealized Appreciation (Depreciation) on Investments	1,446		76,790
Net Realized and Unrealized Gain on Investments	5,882		185,994
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,667		$189,265

(1)  Net of foreign taxes withheld. Total amount withheld for the TCW Value Added Fund was $3.

(2)  Net of broker fees.

(3)  Amount rounds to less than $1 (in thousands).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Balanced Fund	TCW Diversified Value Fund		TCW Dividend Focused Fund			TCW Equities Fund
	September 1, 2006 (Commencement of Operations) through	Year Ended October 31,		Year Ended October 31,			Year Ended October 31,
	October 31, 2006	2006	2005	2006		2005	2006	2005
OPERATIONS
Net Investment Income	$24	$2,818	$403	$17,123		$7,707	$989	$755
Net Realized Gain on Investments	17	3,777	3,896	22,233		5,698	11,188	17,197
Change in Unrealized Appreciation (Depreciation) on Investments	369	64,842	3,347	158,844		8,757	2,839	(5,747)
Increase in Net Assets Resulting from Operations	410	71,437	7,646	198,200		22,162	15,016	12,205
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	(639)	(106)	(2,001)		(512)	(828)	(857)
N Class	(11)	(5)	(33)	(12,466)		(8,773)	—	(30)
Distributions from Net Realized Gain:
I Class	—	(3,233)	(549)	(382)		(39)	—	—
N Class	—	(669)	(289)	(3,224)		(2,161)	—	—
Total Distributions to Shareholders	(11)	(4,546)	(977)	(18,073)		(11,485)	(828)	(887)
NET CAPITAL SHARE TRANSACTIONS
I Class	— (1)	376,186	84,678	88,805		51,624	(19,359)	(35,044)
N Class	9,011	41,103	19,398	268,832		601,958	(5,014)	3,327
K Class	—	—	—	—	(1)(2)	—	—	—
Increase (Decrease) in Net Assets Resulting from Net Capital Share Transactions	9,011	417,289	104,076	357,637		653,582	(24,373)	(31,717)
Increase (Decrease) in Net Assets	9,410	484,180	110,745	537,764		664,259	(10,185)	(20,399)
NET ASSETS
Beginning of Period	—	154,567	43,822	878,752		214,493	104,426	124,825
End of Period	$9,410	$638,747	$154,567	$1,416,516		$878,752	$94,241	$104,426
Undistributed Net Investment Income	$13	$2,437	$264	$1,402		$246	$649	$489

(1)  Amount rounds to less than $1 (in thousands).

(2)  For the period January 3, 2006 (commencement of offering of K Class shares) through October 31, 2006.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Focused Equities Fund			TCW Growth Equities Fund		TCW Growth Insights Fund		TCW Large Cap Core Fund
	Year Ended October 31,			Year Ended October 31,		Year Ended October 31,		Year Ended October 31,	November 1, 2004 (Commencement of Operations) through
	2006	2005		2006	2005	2006	2005	2006	October 31, 2005
OPERATIONS
Net Investment Income (Loss)	$64	$1		$(351)	$(215)	$(11)	$(15)	$59	$3
Net Realized Gain (Loss) on Investments	(70)	79		155	(238)	78	217	599	49
Change in Unrealized Appreciation (Depreciation) on Investments	2,413	156		2,299	3,811	(61)	(79)	1,405	836
Increase in Net Assets Resulting from Operations	2,407	236		2,103	3,358	6	123	2,063	888
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	—		—	—	—	—	(10)	(1)
N Class	(10)	—		—	—	—	—	(6)	(1)
Distributions from Net Realized Gain:
I Class	—	—		—	—	—	—	(28)	—
N Class	(14)	—		—	—	—	—	(21)	—
Total Distributions to Shareholders	(24)	—		—	—	—	—	(65)	(2)
NET CAPITAL SHARE TRANSACTIONS
I Class	4,533	1	(1)	2,103	10,000	—	—	8,879	5,001
N Class	19,126	62		4,957	—	5	(174)	(1,951)	5,001
Increase (Decrease) in Net Assets Resulting from Net Capital Share Transactions	23,659	63		7,060	10,000	5	(174)	6,928	10,002
Increase (Decrease) in Net Assets	26,042	299		9,163	13,358	11	(51)	8,926	10,888
NET ASSETS
Beginning of Period	2,251	1,952		24,925	11,567	1,235	1,286	10,888	—
End of Period	$28,293	$2,251		$34,088	$24,925	$1,246	$1,235	$19,814	$10,888
Undistributed Net Investment Income	$54	$1		$—	$—	$—	$—	$44	$1

(1)  For the period November 1, 2004 (commencement of offering of I Class shares) through October 31, 2005.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Large Cap Flexible Growth Fund	TCW Opportunity Fund		TCW Select Equities Fund		TCW Small Cap Growth Fund
	February 6, 2006 (Commencement of Operations) through	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	October 31, 2006	2006	2005	2006	2005	2006		2005
OPERATIONS
Net Investment Income (Loss)	$(20)	$(314)	$(336)	$(21,171)	$(27,652)	$(484)		$(1,069)
Net Realized Gain (Loss) on Investments	(45)	8,794	4,626	388,521	66,512	12,641		42,613
Change in Unrealized Appreciation (Depreciation) on Investments	116	7,645	2,226	(431,128)	305,122	(2,348)		(29,147)
Increase (Decrease) in Net Assets Resulting from Operations	51	16,125	6,516	(63,778)	343,982	9,809		12,397
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Realized Gain:
I Class	—	(1,395)	(1,982)	—	—	—		—
N Class	—	(2,515)	(2,594)	—	—	—		—
K Class	—	(110)	(17)	—	—	—		—
Total Distributions to Shareholders	—	(4,020)	(4,593)	—	—	—		—
NET CAPITAL SHARE TRANSACTIONS
I Class	7,356	(883)	2,098	(281,384)	273,843	(4,397)		(37,706)
N Class	1,511	29,851	15,564	(172,772)	(141,624)	(7,146)		(55,663)
K Class	—	843	2,099	635	1,064	—	(1)(2)	—
Increase (Decrease) in Net Assets Resulting from Net Capital Share Transactions	8,867	29,811	19,761	(453,521)	133,283	(11,543)		(93,369)
Increase (Decrease) in Net Assets	8,918	41,916	21,684	(517,299)	447,265	(1,734)		(80,972)
NET ASSETS
Beginning of Period	—	86,455	64,771	4,211,667	3,734,402	58,498		139,470
End of Period	$8,918	$128,371	$86,455	$3,694,368	$4,211,667	$56,764		$58,498
Undistributed Net Investment Income	$—	$73	$63	$505	$677	$—		$—

(1)  Amount rounds to less than $1 (in thousands).

(2)  For the period November 1, 2005 through January 24, 2006 (liquidation of the K class shares).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Value Added Fund		TCW Value Opportunities Fund
	Year Ended October 31,		Year Ended October 31,
	2006	2005	2006	2005
OPERATIONS
Net Investment Income (Loss)	$(215)	$(231)	$3,271	$(343)
Net Realized Gain on Investments	4,436	1,955	109,204	105,011
Change in Unrealized Appreciation (Depreciation) on Investments	1,446	(146)	76,790	(15,399)
Increase in Net Assets Resulting from Operations	5,667	1,578	189,265	89,269
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	—	(1,634)	—
Distributions from Net Realized Gain:
I Class	(1,903)	(3,709)	(67,136)	(11,940)
N Class	—	—	(15,759)	(4,227)
K Class	—	—	(294)	(9)
Total Distributions to Shareholders	(1,903)	(3,709)	(84,823)	(16,176)
NET CAPITAL SHARE TRANSACTIONS
I Class	(1,971)	(5,000)	(179,850)	411
N Class	1	—	(51,459)	(111,500)
K Class	—	—	4,940	2,220
Decrease in Net Assets Resulting from Net Capital Share Transactions	(1,970)	(5,000)	(226,369)	(108,869)
Increase (Decrease) in Net Assets	1,794	(7,131)	(121,927)	(35,776)
NET ASSETS
Beginning of Year	28,478	35,609	1,121,167	1,156,943
End of Year	$30,272	$28,478	$999,240	$1,121,167

Undistributed Net Investment Income	$—	$—	$1,637	$—

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2006

Note 1 — Organization

TCW Funds, Inc., (formerly TCW Galileo Funds, Inc.), a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940, (the "1940 Act"), as amended, that currently offers a selection of 23 no-load mutual funds (the "Funds"). TCW Investment Management Company (the "Advisor") is the investment advisor to the Funds and is registered under the Investment Advisors Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 14 U.S. Equity Funds that are covered in this report:

U.S. Equities

TCW Fund	Investment Objective
Balanced Fund

TCW Balanced Fund	Seeks total return through a combination of income and capital appreciation by investing in a blended portfolio of high-quality stocks and bonds.

Non-Diversified U.S. Equity Funds

TCW Equities Fund	Seeks long-term capital appreciation by investing in equity securities of large capitalization value companies.

TCW Focused Equities Fund	Seeks long-term capital appreciation by investing in equity securities of 20 to 50 large capitalization value companies.

TCW Growth Equities Fund	Seeks long-term capital appreciation by investing in equity securities of emerging growth companies.

TCW Growth Insights Fund	Seeks long-term capital appreciation by investing in equity securities issued by companies that are believed to have superior growth prospects.

TCW Large Cap Core Fund	Seeks long-term total return by investing in equity securities of large cap growth and value companies.

TCW Large Cap Flexible Growth Fund	Seeks long-term capital appreciation by investing in the equity securities of 35 to 50 large capitalization companies.

TCW Select Equities Fund	Seeks long-term capital appreciation by investing in common stocks of large capitalization companies.

TCW Small Cap Growth Fund	Seeks long-term capital appreciation by investing in equity securities issued by smaller capitalization growth companies.

TCW Value Added Fund	Seeks long-term capital appreciation by investing in equity securities issued by small capitalization value companies.

TCW Value Opportunities Fund	Seeks long-term capital appreciation by investing in equity securities issued by mid-cap value companies.

U.S. EQUITIES

TCW Funds, Inc.

Notes to Financial Statements (Continued)

TCW Fund	Investment Objective
Diversified U.S. Equity Funds

TCW Diversified Value Fund	Seeks capital appreciation by investing in equity securities of large capitalization companies.

TCW Dividend Focused Fund	Seeks high level of dividend income by investing in equity securities of issuers which pay dividends.

TCW Opportunity Fund	Seeks capital appreciation by investing in equity securities of small capitalization companies.

The TCW Dividend Focused Fund, the TCW Equities Fund, the TCW Opportunity Fund, the TCW Select Equities Fund, the TCW Value Added Fund, and the TCW Value Opportunities Fund offer three classes of shares: I Class, N Class and K Class shares. The TCW Balanced Fund, the TCW Diversified Value Fund, the TCW Focused Equities Fund, the TCW Growth Equities Fund, the TCW Large Cap Core Fund, the TCW Large Cap Flexible Growth Fund, and the TCW Small Cap Growth Fund offer two classes of shares: I Class and N Class shares. The TCW Growth Insights Fund only offers N Class shares. The Classes are substantially the same except that the N Class shares are subject to a distribution fee and the K Class shares are subject to a distribution fee and an administrative services fee. I Class shares are not subject to these fees.

The TCW Balanced Fund and the TCW Large Cap Flexible Growth Fund commenced operations on September 1, 2006 and February 6, 2006, respectively. Effective January 3, 2006, the TCW Dividend Focused Fund began offering K Class shares.

Effective August 31, 2006, the TCW Aggressive Growth Equities Fund merged into the TCW Growth Equities Fund (see Note 11). Effective January 24, 2006, the TCW Small Cap Growth Fund no longer offered the K Class shares, which were subsequently redeemed.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting: The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value: The Net Asset Value of each Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares on each business day as of 1:00 p.m. Pacific Standard/Daylight Time.

Security Valuations: Securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities, for which over-the-counter market quotations are readily available, are valued at the latest bid price.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors.

U.S. EQUITIES

TCW Funds, Inc.

October 31, 2006

Note 2 — Significant Accounting Policies (Continued)

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value of the 61st day prior to maturity.

Security Transactions and Related Investment Income: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Premiums and discounts on securities purchased including original issue discounts are amortized over the life of the respective securities using a constant yield to maturity method. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Taxes: The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Security Lending: The Funds may lend their securities to qualified brokers. The loans are collateralized at all times with cash or other money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. See Note 3.

Use of Estimates: The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Allocation of Operating Activity for Multiple Classes: Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution and administrative services fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income and therefore, the payment of different per share dividends by each class.

Distributions: Distributions to shareholders are recorded on the ex-dividend date. The TCW Balanced Fund and the TCW Dividend Focused Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other equity funds declare and pay, or reinvest, dividends from net investment income annually. Distribution of any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount

U.S. EQUITIES

TCW Funds, Inc.

Notes to Financial Statements (Continued)

and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Note 3 — Security Lending

The Funds listed below have outstanding securities on loan at October 31, 2006. The loans were collateralized with cash which was invested in short-term instruments. Income from these investments, net of broker fees, is shown on the Statement of Operations (amounts in thousands).

	Market Value of Loaned Securities	Collateral Value
TCW Diversified Value Fund	$50,522	$54,283
TCW Dividend Focused Fund	134,562	142,253
TCW Equities Fund	9,028	9,247
TCW Opportunity Fund	25,092	26,516
TCW Select Equities Fund	267,682	276,357
TCW Small Cap Growth Fund	11,905	12,523
TCW Value Added Fund	4,445	4,700
TCW Value Opportunities Fund	210,843	223,096

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the years ended October 31, 2006 and 2005, the following funds had net realized losses on a tax basis on security transactions (amounts in thousands):

	Net Realized Loss
	2006	2005
TCW Focused Equities Fund	$(67)	$—
TCW Growth Equities Fund	—	(91)
TCW Large Cap Flexible Growth Fund	(44)	—

At October 31, 2006 and 2005, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	TCW Balanced Fund		TCW Diversified Value Fund		TCW Dividend Focused Fund
	2006	2005	2006	2005	2006	2005
Undistributed Ordinary Income	$31	$—	$4,941	$2,337	$1,143	$325
Undistributed Long-Term Gain	—	—	3,038	2,227	25,473	4,434
Total Distributable Earnings	$31	$—	$7,979	$4,564	$26,616	$4,759

U.S. EQUITIES

TCW Funds, Inc.

October 31, 2006

Note 4 — Federal Income Taxes (Continued)

	TCW Equities Fund		TCW Focused Equities Fund		TCW Large Cap Core Fund
	2006	2005	2006	2005	2006	2005
Undistributed Ordinary Income	$649	$489	$54	$1	$586	$48
Undistributed Long-Term Gain	6,118	—	—	15	105	1
Total Distributable Earnings	$6,767	$489	$54	$16	$691	$49
	TCW Opportunity Fund		TCW Select Equities Fund		TCW Value Added Fund
	2006	2005	2006	2005	2006	2005
Undistributed Ordinary Income	$1,345	$—	$—	$—	$793	$281
Undistributed Long-Term Gain	7,147	4,859	32,084	—	3,258	1,760
Total Distributable Earnings	$8,492	$4,859	$32,084	$—	$4,051	$2,041
	TCW Value Opportunities Fund
	2006	2005
Undistributed Ordinary Income	$25,264	$41,122
Undistributed Long-Term Gain	84,720	64,433
Total Distributable Earnings	$109,984	$105,555

Permanent differences incurred during the year ended October 31, 2006, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
TCW Diversified Value Fund	$(1)	$(404)	$405
TCW Dividend Focused Fund	(1,499)	289	1,210
TCW Equities Fund	(1)	—	1
TCW Focused Equities Fund	(1)	(2)	3
TCW Growth Equities Fund	351	(24,426)	24,075
TCW Growth Insights Fund	11	—	(11)
TCW Large Cap Core Fund	—	1	(1)
TCW Large Cap Flexible Growth Fund	20	—	(20)
TCW Opportunity Fund	324	(1,164)	840
TCW Select Equities Fund	20,999	172	(21,171)
TCW Small Cap Growth Fund	484	1	(485)
TCW Value Added Fund	215	(390)	175
TCW Value Opportunities Fund	—	(22,780)	22,780

U.S. EQUITIES

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

During the years ended October 31, 2006 and 2005, the tax character of distributions paid was as follows (amounts in thousands):

	TCW		TCW Diversified Balanced Fund	TCW Dividend Value Fund	Focused Fund
	2006(1)	2006	2005	2006	2005
Distributions paid from:
Ordinary Income	$11	$2,526	$237	$14,724	$9,285
Long-Term Capital Gain	—	2,020	740	3,349	2,200
Total Distributions	$11	$4,546	$977	$18,073	$11,485

	TCW Equities Fund		TCW Focused Equities Fund		TCW Large Cap Core Fund
	2006	2005	2006	2005	2006	2005
Distributions paid from:
Ordinary Income	$828	$887	$10	$—	$63	$2
Long-Term Capital Gain	—	—	14	—	2	—
Total Distributions	$828	$887	$24	$—	$65	$2
	TCW Opportunity Fund		TCW Value Added Fund		TCW Value Opportunities Fund
	2006	2005	2006	2005	2006	2005
Distributions paid from:
Ordinary Income	$—	$266	$290	$1,279	$34,218	$—
Long-Term Capital Gain	4,020	4,327	1,613	2,430	50,605	16,176
Total Distributions	$4,020	$4,593	$1,903	$3,709	$84,823	$16,176

(1) For the period ended September 1, 2006 (commencement of operations) through October 31, 2006.

At October 31, 2006, net unrealized appreciation on investments for federal income tax purposes was as follows (amounts in thousands):

	TCW Balanced Fund	TCW Diversified Value Fund	TCW Dividend Focused Fund	TCW Equities Fund
Unrealized Appreciation	$431	$72,313	$189,546	$19,392
Unrealized (Depreciation)	(63)	(3,555)	(11,990)	(705)
Net Unrealized Appreciation	$368	$68,758	$177,556	$18,687
Cost of Investments for Federal Income Tax Purposes	$9,002	$626,950	$1,375,613	$84,785

U.S. EQUITIES

TCW Funds, Inc.

October 31, 2006

	TCW Focused Equities Fund	TCW Growth Equities Fund	TCW Growth Insights Fund	TCW Large Cap Core Fund
Unrealized Appreciation	$2,990	$6,350	$163	$2,602
Unrealized (Depreciation)	(236)	(652)	(31)	(408)
Net Unrealized Appreciation	$2,754	$5,698	$132	$2,194
Cost of Investments for Federal Income Tax Purposes	$25,535	$28,298	$1,134	$17,657
	TCW Large Cap Flexible Growth Fund	TCW Opportunity Fund	TCW Select Equities Fund	TCW Small Cap Growth Fund
Unrealized Appreciation	$319	$24,669	$606,159	$9,739
Unrealized (Depreciation)	(203)	(4,523)	(44,599)	(1,737)
Net Unrealized Appreciation	$116	$20,146	$561,560	$8,002
Cost of Investments for Federal Income Tax Purposes	$3,788	$133,245	$3,421,676	$60,562
	TCW Value Added Fund	TCW Value Opportunities Fund
Unrealized Appreciation	$3,443	$143,603
Unrealized (Depreciation)	(826)	(6,219)
Net Unrealized Appreciation	$2,617	$137,384
Cost of Investments for Federal Income Tax Purposes	$32,493	$1,078,917

At October 31, 2006, the following funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2009	2010		2011		2012		2013		2014
TCW Focused Equities Fund	$—	$—		$—		$—		$—		$67
TCW Growth Insights Fund	82	1,051		443		—		—		—
TCW Large Cap Flexible Growth Fund	—	—		—		—		—		44
TCW Small Cap Growth Fund	4,212	83,521		27,310		—		—		—
TCW Growth Equities Fund	—	18,259	*	5,984	*	256	*	91	*	—

*  Subject to limitation imposed by Internal Revenue Code Section 382.

U.S. EQUITIES

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Balanced Fund	0.60%
TCW Diversified Value Fund	0.75%
TCW Dividend Focused Fund	0.75%
TCW Equities Fund	0.55%
TCW Focused Equities Fund	0.65%
TCW Growth Equities Fund	1.00%
TCW Growth Insights Fund	0.90%
TCW Large Cap Core Fund	0.55%
TCW Large Cap Flexible Growth Fund	0.65%
TCW Opportunity Fund	0.90%
TCW Select Equities Fund	0.75%
TCW Small Cap Growth Fund	1.00%
TCW Value Added Fund	1.00%
TCW Value Opportunities Fund	0.80%

In addition to the management fees, the Funds reimburse, with approval by the Funds' Board of Directors, the Advisor costs associated in support of the Funds' Rule 38a-1 compliance obligations. These amounts are allocated to each Fund based on the net management fees paid and is included on the Statement of Operations.

The operating expenses for I and N Classes are limited to the average of the total expense ratios as reported by Lipper, Inc. ("Lipper Average") for each Fund's respective investment objective, which is subject to change on a monthly basis. The operating expenses for the K Class are limited to the Lipper Average plus 0.25% of the class net assets. This expense limitation is voluntary and is terminable on a six months notice. At October 31, 2006, the average expense ratios reported by Lipper, Inc. as they relate to each Fund were:

TCW Balanced Fund	1.21%
TCW Diversified Value Fund	1.35%
TCW Dividend Focused Fund	1.34%
TCW Equities Fund	1.36%
TCW Focused Equities Fund	1.36%
TCW Growth Equities Fund	1.56%
TCW Growth Insights Fund	1.61%
TCW Large Cap Core Fund	1.45%
TCW Large Cap Flexible Growth Fund	1.45%
TCW Opportunity Fund	1.51%
TCW Select Equities Fund	1.45%
TCW Small Cap Growth Fund	1.66%
TCW Value Added Fund	1.55%
TCW Value Opportunities Fund	1.45%

The amount borne by the Advisor when the operating expenses of a fund are in excess of the Lipper Average cannot be recaptured in the subsequent fiscal years. The Advisor can recapture expenses only within a given fiscal year for that year's operating expenses.

U.S. EQUITIES

TCW Funds, Inc.

October 31, 2006

Note 6 — Distribution Plan

TCW Brokerage Services ("Distributor"), an affiliate of the Advisor, serves as the non-exclusive distributor of each class of the Funds' shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class and K Class shares of each fund. Under the terms of the plan, each fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the fund attributable to its N Class and K Class shares for distribution and related services. For the N Class shares of the TCW Growth Insights Fund, the TCW Large Cap Core Fund, and the TCW Large Cap Flexible Growth Fund, the Distributor voluntarily agreed to waive the distribution fees so as to limit the overall expense ratio for the class. This waiver may be terminated at any time.

The K Class shares are also subject to an administrative services fee. The Distributor receives an administrative services fee at an annual rate of up to 0.50% of the average daily net assets of the class for procuring recordkeeping, subaccounting and other administrative services to investors of the class. The Distributor expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2006, were as follows (amounts in thousands):

	TCW Balanced Fund	TCW Diversified Value Fund	TCW Dividend Focused Fund	TCW Equities Fund
Purchases at Cost	$5,850	$463,197	$557,355	$28,948

Sales Proceeds	$407	$95,346	$263,731	$51,997

	TCW Focused Equities Fund	TCW Growth Equities Fund	TCW Growth Insights Fund	TCW Large Cap Core Fund
Purchases at Cost	$28,518	$38,444	$790	$13,519

Sales Proceeds	$7,276	$34,089	$869	$6,840

	TCW Large Cap Flexible Growth Fund	TCW Opportunity Fund	TCW Select Equities Fund	TCW Small Cap Growth Fund
Purchases at Cost	$4,566	$67,206	$1,531,590	$57,846

Sales Proceeds	$757	$48,746	$2,129,762	$72,668

	TCW Value Added Fund	TCW Value Opportunities Fund
Purchases at Cost	$21,786	$787,833

Sales Proceeds	$25,826	$1,103,696

There were purchases of U.S. Government securities in the amount of $3,103 for the TCW Balanced Fund during the year ended October 31, 2006. However, there were no sales of U.S. Government securities during the same period.

U.S. EQUITIES

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions

The Company's Articles of Incorporation permit the Board of Directors to issue one hundred seventy-two billion shares of capital stock with a par value of $0.001 per share. Transactions in each Fund's shares were as follows:

TCW Balanced Fund I Class	September 1, 2006 (Commencement of Operations) through October 31, 2006
	Shares	Amount (in thousands)
Shares Sold	10	$—	(1)
Net Increase	10	$—	(1)

(1)  Amount rounds to less than $1 (in thousands).

TCW Balanced Fund N Class	September 1, 2006 (Commencement of Operations) through October 31, 2006
	Shares	Amount (in thousands)
Shares Sold	900,000	$9,000
Shares Issued upon Reinvestment of Dividends	1,107	11
Net Increase	901,107	$9,011
TCW Diversified Value Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	27,524,796	$407,222	6,767,349	$93,093
Shares Issued upon Reinvestment of Dividends	271,273	3,801	45,624	601
Shares Redeemed	(2,329,286)	(34,837)	(660,325)	(9,016)
Net Increase	25,466,783	$376,186	6,152,648	$84,678
TCW Diversified Value Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,236,031	$63,586	2,025,614	$26,921
Shares Issued upon Reinvestment of Dividends	44,180	618	22,583	297
Shares Redeemed	(1,576,095)	(23,101)	(577,846)	(7,820)
Net Increase	2,704,116	$41,103	1,470,351	$19,398

U.S. EQUITIES

TCW Funds, Inc.

October 31, 2006

TCW Dividend Focused Fund I Class	Year Ended October 31, 2006			November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005
	Shares	Amount (in thousands)		Shares	Amount (in thousands)
Shares Sold	9,756,152	$115,732		4,930,542	$55,881
Shares Issued upon Reinvestment of Dividends	195,744	2,357		47,509	544
Shares Redeemed	(2,415,776)	(29,284)		(420,039)	(4,801)
Net Increase	7,536,120	$88,805		4,558,012	$51,624
TCW Dividend Focused Fund	Year Ended October 31, 2006			Year Ended October 31, 2005
N Class	Shares	Amount (in thousands)		Shares	Amount (in thousands)
Shares Sold	44,997,798	$545,712		63,873,945	$726,668
Shares Issued upon Reinvestment of Dividends	1,188,460	14,278		868,374	9,916
Shares Redeemed	(24,200,891)	(291,158)		(11,831,395)	(134,626)
Net Increase	21,985,367	$268,832		52,910,924	$601,958
TCW Dividend Focused Fund K Class	January 3, 2006 (Commencement of Offering of K class Shares) through October 31, 2006
	Shares	Amount (in thousands)
Shares Sold	9	$—	(1)
Shares Redeemed	(1)	—	(1)
Net Increase	8	$—	(1)

(1)  Amount rounds to less than $1 (in thousands).

TCW Equities Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	591,223	$9,552	1,903,030	$28,212
Shares Issued upon Reinvestment of Dividends	37,142	578	42,676	601
Shares Redeemed	(1,820,094)	(29,489)	(4,366,615)	(63,857)
Net Decrease	(1,191,729)	$(19,359)	(2,420,909)	$(35,044)

U.S. EQUITIES

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Equities Fund N Class	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	226,930	$3,690	359,062	$5,177
Shares Issued upon Reinvestment of Dividends	—	—	2,044	29
Shares Redeemed	(551,993)	(8,704)	(128,906)	(1,879)
Net Increase (Decrease)	(325,063)	$(5,014)	232,200	$3,327
TCW Focused Equities Fund I Class	Year Ended October 31, 2006		November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	338,952	$4,694	5,223	$64
Shares Redeemed	(12,035)	(161)	(5,214)	(63)
Net Increase	326,917	$4,533	9	$1
TCW Focused Equities Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,654,587	$21,715	5,241	$62
Shares Issued upon Reinvestment of Dividends	1,892	24	—	—
Shares Redeemed	(190,334)	(2,613)	—	—
Net Increase	1,466,145	$19,126	5,241	$62
TCW Growth Equities Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	447,917	$5,555	1,328,175	$13,192
Shares Issued upon Reorganization (Note 11)	999,608	11,685	—	—
Shares Redeemed	(1,246,196)	(15,137)	(312,045)	(3,192)
Net Increase	201,329	$2,103	1,016,130	$10,000
TCW Growth Equities Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,777	$34	—	$—
Shares Issues upon Reorganization (Note 11)	521,199	6,093	—	—
Shares Redeemed	(99,046)	(1,170)	—	—
Net Increase	424,930	$4,957	—	$—

U.S. EQUITIES

TCW Funds, Inc.

October 31, 2006

TCW Growth Insights Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	758	$5	1,004	$7
Shares Redeemed	—	—	(28,051)	(181)
Net Increase (Decrease)	758	$5	(27,047)	$(174)
TCW Large Cap Core Fund I Class	Year Ended October 31, 2006		November 1, 2004 Commencement of Operations) through October 31, 2005
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	789,814	$9,347	489,453	$5,000
Shares Issued upon Reinvestment of Dividends	3,274	38	122	1
Shares Redeemed	(42,222)	(506)	—	—
Net Increase	750,866	$8,879	489,575	$5,001
TCW Large Cap Core Fund N Class	Year Ended October 31, 2006		November 1, 2004 (Commencement of Operations) through October 31, 2005
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,809	$23	489,453	$5,000
Shares Issued upon Reinvestment of Dividends	2,285	26	122	1
Shares Redeemed	(165,975)	(2,000)	—	—
Net Increase (Decrease)	(161,881)	$(1,951)	489,575	$5,001
TCW Large Cap Flexible Growth Fund I Class	February 6, 2006 (Commencement of Operations) through October 31, 2006
	Shares	Amount (in thousands)
Shares Sold	377,014	$7,610
Shares Redeemed	(12,757)	(254)
Net Increase	364,257	$7,356
TCW Large Cap Flexible Growth Fund N Class	February 6, 2006 (Commencement of Operations) through October 31, 2006
	Shares	Amount (in thousands)
Shares Sold	75,529	$1,511
Net Increase	75,529	$1,511

U.S. EQUITIES

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Opportunity Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	593,592	$8,871	1,030,925	$14,265
Shares Issued upon Reinvestment of Dividends	88,263	1,232	136,077	1,840
Shares Redeemed	(744,917)	(10,986)	(1,008,286)	(14,007)
Net Increase (Decrease)	(63,062)	$(883)	158,716	$2,098
TCW Opportunity Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,892,450	$56,520	1,730,250	$22,987
Shares Issued upon Reinvestment of Dividends	163,002	2,249	172,204	2,311
Shares Redeemed	(1,950,680)	(28,918)	(723,866)	(9,734)
Net Increase	2,104,772	$29,851	1,178,588	$15,564
TCW Opportunity Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
K Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	193,644	$2,908	215,231	$2,926
Shares Issued upon Reinvestment of Dividends	7,846	109	1,234	17
Shares Redeemed	(146,601)	(2,174)	(61,721)	(844)
Net Increase	54,889	$843	154,744	$2,099
TCW Select Equities Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	31,989,616	$624,632	64,936,874	$1,199,212
Shares Redeemed	(46,968,969)	(906,016)	(49,885,216)	(925,369)
Net Increase (Decrease)	(14,979,353)	$(281,384)	15,051,658	$273,843
TCW Select Equities Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	22,684,927	$432,484	27,094,643	$491,097
Shares Redeemed	(32,022,397)	(605,256)	(35,183,920)	(632,721)
Net Decrease	(9,337,470)	$(172,772)	(8,089,277)	$(141,624)

U.S. EQUITIES

TCW Funds, Inc.

October 31, 2006

TCW Select Equities Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
K Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	127,934	$2,494	68,968	$1,242
Shares Redeemed	(95,079)	(1,859)	(9,678)	(178)
Net Increase	32,855	$635	59,290	$1,064
TCW Small Cap Growth Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	251,830	$4,824	505,355	$7,746
Shares Redeemed	(493,430)	(9,221)	(2,978,425)	(45,452)
Net Decrease	(241,600)	$(4,397)	(2,473,070)	$(37,706)
TCW Small Cap Growth Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	580,344	$11,055	685,692	$10,558
Shares Redeemed	(1,018,498)	(18,201)	(4,221,835)	(66,221)
Net Decrease	(438,154)	$(7,146)	(3,536,143)	$(55,663)
TCW Small Cap Growth Fund K Class	November 1, 2005 through January 24, 2006 (Liquidation of K Class Shares)		Year Ended October 31, 2005
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Redeemed	(10)	$— (1)	—	$—
Net Decrease	(10)	$— (1)	—	$—

(1) Amount rounds to less than $1 (in thousands).

TCW Value Added Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	278,006	$3,852	395,002	$5,181
Shares Issued upon Reinvestment of Dividends	147,944	1,876	265,221	3,615
Shares Redeemed	(561,894)	(7,699)	(1,042,469)	(13,796)
Net Decrease	(135,944)	$(1,971)	(382,246)	$(5,000)
TCW Value Added Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	68	$1	—	$—
Net Increase	68	$1	—	$—

U.S. EQUITIES

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Value Opportunities Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	6,292,759	$147,546	14,697,234	$328,858
Shares Issued upon Reinvestment of Dividends	2,857,899	62,902	499,367	10,967
Shares Redeemed	(16,642,386)	(390,298)	(15,232,562)	(339,414)
Net Increase (Decrease)	(7,491,728)	$(179,850)	(35,961)	$411
TCW Value Opportunities Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,149,064	$49,610	3,270,275	$71,848
Shares Issued upon Reinvestment of Dividends	708,930	15,370	190,580	4,135
Shares Redeemed	(5,035,316)	(116,439)	(8,532,120)	(187,483)
Net Decrease	(2,177,322)	$(51,459)	(5,071,265)	$(111,500)
TCW Value Opportunities Fund	Year Ended October 31, 2006		Year Ended October 31, 2005
K Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	247,551	$5,748	121,575	$2,717
Shares Issued upon Reinvestment of Dividends	13,464	294	401	9
Shares Redeemed	(47,885)	(1,102)	(22,960)	(506)
Net Increase	213,130	$4,940	99,016	$2,220

There were no capital share transactions in the TCW Equities Fund — K Class shares, and in the TCW Value Added Fund — K Class shares during the years ended October 31, 2006 and 2005, and there were no capital shares transactions in the TCW Growth Equities Fund — N Class shares, in the TCW Small Cap Growth Fund — K Class shares, and in the TCW Value Added Fund — N Class shares during the year ended October 31, 2005.

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There are no restricted securities (excluding 144A issues) at October 31, 2006.

Note 10 — Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a Fund's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax

U.S. EQUITIES

TCW Funds, Inc.

October 31, 2006

Note 10 – Recently Issued Accounting Pronouncements (Continued)

position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact, if any, of applying the various provisions of FIN 48 on the Funds' financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007 and will be disclosed accordingly in the future financial reports.

Note 11 – Reorganization

On July 7, 2006, the shareholders of the TCW Aggressive Growth Equities Fund approved the Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Fund in exchange for shares of the TCW Growth Equities Fund (the "Surviving Fund"). The plan was accounted for as a tax-free reorganization effective after the close of business on August 31, 2006.

The net assets of the TCW Aggressive Growth Equities Fund and the TCW Growth Equities Fund immediately before the merger was $17,778,580 and $23,647,942, respectively. The TCW Aggressive Growth Equities Fund had an unrealized depreciation of $628,192 at the time of the merger which was combined with the Surviving Fund. The total net assets the TCW Growth Equities Fund after the merger was $41,426,522.

917,424 shares the TCW Aggressive Growth Equities Fund — I Class were exchanged with 999,608 shares of the TCW Growth Equities Fund — I Class. 490,233 shares the TCW Aggressive Growth Equities Fund — N Class were exchanged with 521,199 shares of the TCW Growth Equities Fund — N Class.

TCW Balanced Fund

Financial Highlights — I Class

	September 1, 2006 (Commencement of Operations) through October 31, 2006
Net Asset Value per Share, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (1)	0.03
Net Realized and Unrealized Gain on Investments	0.43
Total from Investment Operations	0.46
Net Asset Value per Share, End of Period	$10.46
Total Return	4.60	% (2)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$—	(3)
Ratio of Expenses to Average Net Assets	1.22	% (4)
Ratio of Net Investment Income to Average Net Assets (5)	1.64	% (4)
Portfolio Turnover Rate	4.70	% (2)

(1)  Computed using average shares outstanding throughout the period.

(2)  For the period September 1, 2006 (Commencement of Operations) through October 31, 2006 and not indicative of a full year's operating results.

(3)  Amount rounds to less than $1 (in thousands).

(4)  Annualized.

(5)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 17,582.03% for the period September 1, 2006 (Commencement of Operations) through October 31, 2006.

See accompanying notes to financial statements.

TCW Balanced Fund

Financial Highlights — N Class

	September 1, 2006 (Commencement of Operations) through October 31, 2006
Net Asset Value per Share, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (1)	0.03
Net Realized and Unrealized Gain on Investments	0.42
Total from Investment Operations	0.45
Less Distributions:
Distributions from Net Investment Income	(0.01)
Net Asset Value per Share, End of Period	$10.44
Total Return	4.53	% (2)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,410
Ratio of Expenses to Average Net Assets (3)	1.22	% (4)
Ratio of Net Investment Income to Average Net Assets	1.59	% (4)
Portfolio Turnover Rate	4.70	% (2)

(1)  Computed using average shares outstanding throughout the period.

(2)  For the period September 1, 2006 (Commencement of Operations) through October 31, 2006 and not indicative of a full year's operating results.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 2.87% for the period September 1, 2006 (Commencement of Operations) through October 31, 2006.

(4)  Annualized.

See accompanying notes to financial statements.

TCW Diversified Value Fund

Financial Highlights — I Class

	Year Ended October 31,		January 2, 2004 (Commencement of Offering of I Class Shares) through
	2006	2005	October 31, 2004
Net Asset Value per Share, Beginning of Period	$13.85	$12.34	$11.27
Income from Investment Operations:
Net Investment Income (1)	0.11	0.09	0.01
Net Realized and Unrealized Gain on Investments	2.58	1.67	1.06
Total from Investment Operations	2.69	1.76	1.07
Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.04)	—
Distributions from Net Realized Gain	(0.25)	(0.21)	—
Total Distributions	(0.30)	(0.25)	—
Net Asset Value per Share, End of Period	$16.24	$13.85	$12.34
Total Return	19.79%	14.33%	9.49	% (2)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$553,622	$119,319	$30,426
Ratio of Expenses to Average Net Assets	0.94%	1.01%	1.24	% (3)
Ratio of Net Investment Income to Average Net Assets	0.77%	0.63%	0.08	% (3)
Portfolio Turnover Rate	27.44%	34.74%	59.75	% (4)

(1)  Computed using average shares outstanding throughout the period.

(2)  For the period January 2, 2004 (Commencement of Offering of Class I Class Shares) through October 31, 2004 and not indicative of full year's operating results.

(3)  Annualized

(4)  Represents the Fund's turnover for the year ended October 31, 2004.

See accompanying notes to financial statements.

TCW Diversified Value Fund

Financial Highlights — N Class

	Year Ended October 31,							December 1, 2001
								through		Year Ended
	2006	2005		2004		2003		October 31, 2002		November 30, 2001 (1)
Net Asset Value per Share, Beginning of Period	$13.78	$12.32		$10.61		$8.23		$10.16		$10.21
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.08 (2)	0.04	(2)	(0.01	) (2)	0.01	(2)	0.07	(2)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.57	1.65		1.73		2.44		(1.99)		(0.04)
Total from Investment Operations	2.65	1.69		1.72		2.45		(1.92)		(0.02)
Less Distributions:
Distributions from Net Investment Income	— (3)	(0.02)		(0.01)		(0.07)		(0.01)		(0.03)
Distributions from Net Realized Gain	(0.25)	(0.21)		—		—		—		—
Total Distributions	(0.25)	(0.23)		(0.01)		(0.07)		(0.01)		(0.03)
Net Asset Value per Share, End of Period	$16.18	$13.78		$12.32		$10.61		$8.23		$10.16
Total Return	19.56%	13.81%		16.25%		29.99%		(18.87	)% (4)	(0.29)%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$85,125	$35,248		$13,396		$7,729		$3,888		$5,098
Ratio of Expenses to Average Net Assets	1.20%	1.40	% (5)	1.45	% (5)	1.34	% (5)	0.67	% (5)(6)	1.22	% (5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.52%	0.27%		(0.06)%		0.14%		0.76	% (5)(6)	0.20%
Portfolio Turnover Rate	27.44%	34.74%		59.75%		38.33%		32.26	% (4)	34.00%

(1)  Reflects the A Class of the former SG Cowen Large Cap Value Fund adjusted for the exchange.

(2)  Computed using average shares outstanding throughout the period.

(3)  Amount rounds to less than $0.01 per share.

(4)  For the period December 1, 2001 through October 31, 2002 and not indicative of a full year's operating results.

(5)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. for the period beginning after January 1, 2003. For the period from December 17, 2001 (the merger date) through December 31, 2002, the operating expenses were limited to 0.67% of the Fund's average daily net assets as stipulated under the Merger Proxy Statement. For periods prior to December 17, 2001, the operating expenses were limited to 1.22% of the Fund's average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.41%, 1.80% and 2.43% for the years ended October 31, 2005, 2004 and 2003, respectively, 3.21% for the period December 1, 2001 through October 31, 2002 and 3.04% for the year ended November 30, 2001.

(6)  Annualized

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Financial Highlights — I Class

	Year Ended October 31, 2006	November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005
Net Asset Value per Share, Beginning of Period	$11.32	$10.00
Income from Investment Operations:
Net Investment Income (1)	0.22	0.16
Net Realized and Unrealized Gain on Investments	1.91	1.42
Total from Investment Operations	2.13	1.58
Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.18)
Distributions from Net Realized Gain	(0.04)	(0.08)
Total Distributions	(0.23)	(0.26)
Net Asset Value per Share, End of Period	$13.22	$11.32
Total Return	19.07%	9.73%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$159,858	$51,577
Ratio of Expenses to Average Net Assets	0.87%	1.02%
Ratio of Net Investment Income to Average Net Assets	1.81%	1.37%
Portfolio Turnover Rate	25.14%	31.50%

(1)  Computed using average shares outstanding for the period.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Financial Highlights — N Class

	Year Ended October 31,					December 1, 2001
						through		Year Ended
	2006	2005	2004	2003		October 31, 2002		November 30, 2001 (1)
Net Asset Value per Share, Beginning of Period	$11.30	$10.56	$10.12	$8.92		$10.63		$10.40
Income (Loss) from Investment Operations:
Net Investment Income	0.18 (2)	0.14 (2)	0.09 (2)	0.10	(2)	0.11	(2)	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.91	0.86	1.27	2.13		(1.27)		0.58
Total from Investment Operations	2.09	1.00	1.36	2.23		(1.16)		0.68
Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.18)	(0.10)	(0.12)		(0.11)		(0.12)
Distributions from Net Realized Gain	(0.04)	(0.08)	(0.82)	(0.91)		(0.44)		(0.33)
Total Distributions	(0.19)	(0.26)	(0.92)	(1.03)		(0.55)		(0.45)
Net Asset Value per Share, End of Period	$13.20	$11.30	$10.56	$10.12		$8.92		$10.63
Total Return	18.72%	9.48%	14.36%	27.59%		(11.48	)% (3)	6.72%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,256,657	$827,175	$214,493	$31,949		$26,718		$34,578
Ratio of Expenses to Average Net Assets	1.16%	1.25%	1.33%	1.39	% (4)	1.15	% (5)(4)	1.43%
Ratio of Net Investment Income to Average Net Assets	1.51%	1.27%	0.91%	1.13%		1.18	% (5)	0.98%
Portfolio Turnover Rate	25.14%	31.50%	44.05%	33.22%		60.23	% (3)	1.00%

(1)  Reflects the A Class of the former SG Cowen Income + Growth Fund adjusted for the exchange.

(2)  Computed using average shares outstanding throughout the period.

(3)  For the period December 1, 2001 through October 31, 2002 and not indicative of a full year's operating results.

(4)  For the period from December 17, 2001 (the merger date) through December 31, 2002, the Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed 1.15% of the Fund's average daily net assets as stipulated under the Merger Proxy Statement. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.52% for the year ended October 31, 2003, and 1.53% for the period December 1, 2001 through October 31, 2002.

(5)  Annualized.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Financial Highlights — K Class

	January 3, 2006 (Commencement of Offering of K Class Shares) through October 31, 2006
Net Asset Value per Share, Beginning of Period	$11.70
Income from Investment Operations:
Net Investment Income (5)	0.21
Net Realized and Unrealized Gain on Investments	1.45
Total from Investment Operations	1.66
Net Asset Value per Share, End of Period	$13.36
Total Return	15.07	% (1)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$—	(4)
Ratio of Expenses to Average Net Assets	1.60	% (2)(3)
Ratio of Net Investment Income to Average Net Assets	2.02	% (2)
Portfolio Turnover Rate	25.14	% (6)

(1)  For the period January 3, 2006 (Commencement of Offering of K Class Shares) through October 31, 2006 and not indicative of full year's operating results.

(2)  Annualized.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 15,665.05% for the period January 3, 2006 (Commencement of Offering of K Class Shares) through October 31, 2006.

(4)  Amount rounds to less than $1 (in thousands).

(5)  Computed using average shares outstanding throughout the period.

(6)  Represents the Fund's turnover for the year ended October 31, 2006.

See accompanying notes to financial statements.

TCW Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$15.00	$13.64	$12.09	$9.75	$10.99
Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.11	0.10	0.08	0.09
Net Realized and Unrealized Gain (Loss) on Investments	2.27	1.38	1.52	2.36	(1.25)
Total from Investment Operations	2.44	1.49	1.62	2.44	(1.16)
Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.13)	(0.07)	(0.10)	(0.08)
Net Asset Value per Share, End of Year	$17.30	$15.00	$13.64	$12.09	$9.75
Total Return	16.37%	10.99%	13.40%	25.26%	(10.68)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$87,202	$93,495	$118,025	$107,731	$112,716
Ratio of Expenses to Average Net Assets	0.75%	0.77%	0.74%	0.79%	0.72%
Ratio of Net Investment Income to Average Net Assets	1.06%	0.78%	0.77%	0.74%	0.80%
Portfolio Turnover Rate	30.87%	32.31%	49.31%	60.52%	57.35%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2006	2005		2004		2003		2002
Net Asset Value per Share, Beginning of Year	$14.91	$13.57		$12.05		$9.72		$10.95
Income (Loss) from Investment Operations:
Net Investment Income (1)	0.10	0.02		0.01		0.01		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.24	1.38		1.51		2.36		(1.24)
Total from Investment Operations	2.34	1.40		1.52		2.37		(1.23)
Less Distributions:
Distributions from Net Investment Income	—	(0.06)		—		(0.04)		—
Net Asset Value per Share, End of Year	$17.25	$14.91		$13.57		$12.05		$9.72
Total Return	15.69%	10.32%		12.62%		24.48%		(11.23)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,039	$10,931		$6,800		$3,916		$2,885
Ratio of Expenses to Average Net Assets	1.30%	1.42	% (2)	1.42	% (2)	1.40	% (2)	1.38	% (2)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.61%	0.12%		0.10%		0.07%		0.13%
Portfolio Turnover Rate	30.87%	32.31%		49.31%		60.52%		57.35%

(1)  Computed using average shares outstanding throughout the period.

(2)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.60%, 1.84%, 2.42%, and 2.32%, for the years ended October 31, 2005, 2004, 2003, and 2002, respectively.

See accompanying notes to financial statements.

TCW Equities Fund

Financial Highlights — K Class

	Year Ended October 31,			November 1, 2002 (Commencement of Offering of K Class Shares)
				through
	2006	2005	2004	October 31, 2003
Net Asset Value per Share, Beginning of Period	$15.19	$13.70	$12.09	$9.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.13	0.10	0.10	(0.03)
Net Realized and Unrealized Gain on Investments	2.31	1.39	1.51	2.37
Total from Investment Operations	2.44	1.49	1.61	2.34
Net Asset Value per Share, End of Period	$17.63	$15.19	$13.70	$12.09
Total Return	16.06%	10.79%	13.32%	24.00%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands) (2)	$—	$—	$—	$—
Ratio of Expenses to Average Net Assets (3)	1.63%	1.67%	1.42%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.78%	0.66%	0.76%	(0.24)%
Portfolio Turnover Rate	30.87%	32.31%	49.31%	60.52%

(1)  Computed using average shares outstanding throughout the period.

(2)  Amounts round to less than $1 (in thousands).

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 7,554.91%, 5,581.01%, and 2,294.74% for the years ended October 31, 2006, 2005 and 2004, respectively, and 2.19% for the period Novemeber 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003.

See accompanying notes to financial statements.

TCW Focused Equities Fund

Financial Highlights — I Class

	Year Ended October 31, 2006	November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005
Net Asset Value per Share, Beginning of Period	$12.28	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.02	(0.02)
Net Realized and Unrealized Gain on Investments	2.04	2.30
Total from Investment Operations	2.06	2.28
Net Asset Value per Share, End of Period	$14.34	$12.28
Total Return	16.78%	11.94%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,689	$— (2)
Ratio of Expenses to Average Net Assets (3)	1.38%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13%	(0.21)%
Portfolio Turnover Rate	37.47%	42.82%

(1)  Computed using average shares outstanding throughout the period.

(2)  Amount rounds to less than $1 (in thousands).

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 2.25% for the year ended October 31, 2006 and 416.31% for the period from November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005.

See accompanying notes to financial statements.

TCW Focused Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$12.28	$10.97	$9.51	$7.50	$8.80
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.04	0.01	(0.01)	— (2)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.01	1.30	1.47	2.03	(1.31)
Total from Investment Operations	2.05	1.31	1.46	2.03	(1.30)
Less Distributions:
Distributions from Net Investment Income	(0.01)	—	—	(0.02)	—
Distributions from Net Realized Gain	(0.01)	—	—	—	—
Total Distributions	(0.02)	—	—	(0.02)	—
Net Asset Value per Share, End of Year	$14.31	$12.28	$10.97	$9.51	$7.50
Total Return	16.75%	11.94%	15.35%	27.13%	(14.77)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$23,604	$2,251	$1,952	$996	$784
Ratio of Expenses to Average Net Assets (3)	1.38%	1.38%	1.41%	1.40%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.33%	0.05%	(0.06)%	0.04%	0.06%
Portfolio Turnover Rate	37.47%	42.82%	67.96%	68.28%	71.03%

(1)  Computed using average shares outstanding for the period.

(2)  Amount rounds to less than $0.01.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 1.42%, 3.43%, 3.56%, 7.37% and 6.93% for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Financial Highlights — I Class

	Year Ended October 31,		March 1, 2004 (Commencement of Operations) through
	2006	2005	October 31, 2004
Net Asset Value per Share, Beginning of Period	$11.46	$9.98	$10.00
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.15)	(0.13)	(0.10)
Net Realized and Unrealized Gain on Investments	0.86	1.61	0.08
Total from Investment Operations	0.71	1.48	(0.02)
Net Asset Value per Share, End of Period	$12.17	$11.46	$9.98
Total Return	6.20%	14.83%	(0.20	)% (2)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,916	$24,925	$11,567
Ratio of Expenses to Average Net Assets	1.50%	1.62%	1.71	% (3)(4)
Ratio of Net Investment (Loss) to Average Net Assets	(1.23)%	(1.20)%	(1.49	)% (4)
Portfolio Turnover Rate	123.31%	57.18%	19.21	% (2)

(1)  Computed using average shares outstanding for the period.

(2)  For the period March 1, 2004 (Commencement of Operations) through October 31, 2004 and not indicative of a full year's operating results.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.82% for the period March 1,2004 (Commencement of Operations) through October 31, 2004.

(4)  Annualized.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Financial Highlights — N Class

	Year Ended October 31,		March 1, 2004 (Commencement of Operations) through
	2006	2005	October 31, 2004
Net Asset Value per Share, Beginning of Period	$11.46	$9.98	$10.00
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.16)	(0.10)	(0.02)
Net Realized and Unrealized Gain on Investments	0.87	1.58	—
Total from Investment Operations	0.71	1.48	(0.02)
Net Asset Value per Share, End of Period	$12.17	$11.46	$9.98
Total Return	6.20%	14.83%	(0.20	)% (2)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,172	$— (3)	$—	(3)
Ratio of Expenses to Average Net Assets (4)	1.56%	1.67%	1.71	% (5)
Ratio of Net Investment (Loss) to Average Net Assets	(1.35)%	(0.95)%	(0.36	)% (5)
Portfolio Turnover Rate	123.31%	57.18%	19.21	% (2)

(1)  Computed using average shares outstanding for the period.

(2)  For the period March 1, 2004 (Commencement of Operations) through October 31, 2004 and not indicative of a full year's operating results.

(3)  Amount rounds to less than $1 (in thousands).

(4)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 4.17%, 5,104.46% for the years ended October 31, 2006 and 2005, respectively, and 76.18% for the period March 1, 2004 (Commencement of Operations) through October 31, 2004.

(5)  Annualized.

See accompanying notes to financial statements.

TCW Growth Insights Fund

Financial Highlights — N Class

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$6.88	$6.22	$6.21	$4.65	$6.36
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.06)	(0.08)	(0.08)	(0.07)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	0.09	0.74	0.09	1.63	(1.62)
Total from Investment Operations	0.03	0.66	0.01	1.56	(1.71)
Net Asset Value per Share, End of Year	$6.91	$6.88	$6.22	$6.21	$4.65
Total Return	0.44%	10.61%	0.16%	33.55%	(26.89)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,246	$1,235	$1,286	$1,804	$1,953
Ratio of Expenses to Average Net Assets (2)	1.63%	1.67%	1.72%	1.76%	1.66%
Ratio of Net Investment (Loss) to Average Net Assets	(0.86)%	(1.16)%	(1.33)%	(1.29)%	(1.39)%
Portfolio Turnover Rate	65.11%	82.43%	74.53%	41.99%	167.56%

(1)  Computed using average shares outstanding for the period.

(2)  The Investment Advisor paid the operating expenses of the Fund, including waiver of the distribution fees to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken operating expenses, as a percentage of the average net assets, would have been 5.18%, 4.83%, 3.50%, 4.02% and 2.83% for the years ended October 31, 2006, 2005, 2004, 2003, and 2002, respectively.

See accompanying notes to financial statements.

TCW Large Cap Core Fund

Financial Highlights — I Class

	Year Ended October 31, 2006	November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005
Net Asset Value per Share, Beginning of Period	$11.12	$10.00
Income from Investment Operations:
Net Investment Income (1)	0.05	0.01
Net Realized and Unrealized Gain on Investments	1.52	1.14
Total from Investment Operations	1.57	1.15
Less Distributions:
Distributions from Net Investment Income	(0.01)	(0.03)
Distributions from Net Realized Gain	(0.04)	—
Total Distributions	(0.05)	(0.03)
Net Asset Value per Share, End of Period	$12.64	$11.12
Total Return	14.22%	11.47%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,683	$5,444
Ratio of Expenses to Average Net Assets	1.16%	1.45	% (2)
Ratio of Net Investment Income to Average Net Assets	0.42%	0.05%
Portfolio Turnover Rate	41.96%	29.68%

(1)  Computed using average shares outstanding throughout the period.

(2)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 1.94% for the period November 1, 2004 (Commencement of Operations) through October 31, 2005.

See accompanying notes to financial statements.

TCW Large Cap Core Fund

Financial Highlights — N Class

	Year Ended October 31, 2006	November 1, 2004 (Commencement of Offering of N Class Shares) through October 31, 2005
Net Asset Value per Share, Beginning of Period	$11.12	$10.00
Income from Investment Operations:
Net Investment Income (1)	0.02	0.01
Net Realized and Unrealized Gain on Investments	1.52	1.14
Total from Investment Operations	1.54	1.15
Less Distributions:
Distributions from Net Investment Income	(0.01)	(0.03)
Distributions from Net Realized Gain	(0.04)	—
Total Distributions	(0.05)	(0.03)
Net Asset Value per Share, End of Period	$12.61	$11.12
Total Return	13.93%	11.47%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,131	$5,444
Ratio of Expenses to Average Net Assets	1.43%	1.45	% (2)
Ratio of Net Investment Income to Average Net Assets	0.21%	0.05%
Portfolio Turnover Rate	41.96%	29.68%

(1)  Computed using average shares outstanding throughout the period.

(2)  The Investment Advisor paid the operating expenses of the Fund, including waiver of the distribution fees to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 1.46% for the year ended October 31, 2006 and, 2.19% for the period November 1, 2004 (Commencement of Operations) through October 31, 2005.

See accompanying notes to financial statements.

TCW Large Cap Flexible Growth Fund

Financial Highlights — I Class

	February 6, 2006 (Commencement of Operations) through October 31, 2006
Net Asset Value per Share, Beginning of Period	$20.00
Income (Loss) from Investment Operations:
Net Investment (Loss) (2)	(0.10)
Net Realized and Unrealized Gain on Investments	0.38
Total from Investment Operations	0.28
Net Asset Value per Share, End of Period	$20.28
Total Return	1.40	% (3)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,387
Ratio of Expenses to Average Net Assets	1.45	% (1)(4)
Ratio of Net Investment (Loss) to Average Net Assets	(0.71	)% (4)
Portfolio Turnover Rate	20.40	% (3)

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months' notice. Had such action not been taken, total annualized operating expenses, as a percentage of net assets, would have been 3.23% for the period from February 6, 2006 (Commencement of Operations) through October 31, 2006.

(2)  Computed using average shares outstanding for the period.

(3)  For the period February 6, 2006 (Commencement of Operations) through October 31, 2006 and not indicative of a full year's results.

(4)  Annualized.

See accompanying notes to financial statements.

TCW Large Cap Flexible Growth Fund

Financial Highlights — N Class

	February 6, 2006 (Commencement of Operations) through October 31, 2006
Net Asset Value per Share, Beginning of Period	$20.00
Income (Loss) from Investment Operations:
Net Investment (Loss) (2)	(0.10)
Net Realized and Unrealized Gain on Investments	0.38
Total from Investment Operations	0.28
Net Asset Value per Share, End of Period	$20.28
Total Return	1.40	% (3)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,531
Ratio of Expenses to Average Net Assets	1.45	% (1)(4)
Ratio of Net Investment (Loss) to Average Net Assets	(0.71	)% (4)
Portfolio Turnover Rate	20.40	% (3)

(1)  The Investment Advisor paid the operating expenses of the Fund, including waiver of the distribution fees to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months' notice. Had such action not been taken, total annualized operating expenses, as a percentage of net assets, would have been 3.71% for the period from February 6, 2006 (Commencement of Operations) through October 31, 2006.

(2)  Computed using average shares outstanding for the period.

(3)  For the period February 6, 2006 (Commencement of Operations) through October 31, 2006 and not indicative of a full year's results.

(4)  Annualized.

See accompanying notes to financial statements.

TCW Opportunity Fund

Financial Highlights — I Class

	Year Ended October 31,								December 1, 2001
									through		Year Ended
	2006		2005		2004		2003		October 31, 2002		November 30, 2001 (1)
Net Asset Value per Share, Beginning of Period	$13.63		$13.29		$12.00		$8.70		$10.41		$9.30
Income (Loss) from Investment Operations:
Net Investment (Loss)	(0.01	) (2)	(0.03	) (2)	(0.06	) (2)	(0.04	) (2)	(0.03	) (2)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.30		1.29		1.43		3.34		(1.07)		1.43
Total from Investment Operations	2.29		1.26		1.37		3.30		(1.10)		1.40
Less Distributions:
Distributions from Net Realized Gain	(0.63)		(0.92)		(0.08)		—		(0.61)		(0.29)
Net Asset Value per Share, End of Period	$15.29		$13.63		$13.29		$12.00		$8.70		$10.41
Total Return	17.27%		9.54%		11.47%		37.93%		(11.36	)% (3)	15.38%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,008		$31,180		$28,299		$23,417		$15,150		$10,055
Ratio of Expenses to Average Net Assets	1.16%		1.24%		1.31%		1.40%		1.15	% (4)(5)	1.27%
Ratio of Net Investment (Loss) to Average Net Assets	(0.10)%		(0.22)%		(0.48)%		(0.41)%		(0.27	)% (4)	(0.35)%
Portfolio Turnover Rate	48.81%		44.61%		51.62%		55.68%		41.83	% (3)	111.00%

(1)  Reflects the I Class of the former SG Cowen Opportunity Fund adjusted for the exchange.

(2)  Computed using average shares outstanding throughout the period.

(3)  For the period December 1, 2001 through October 31, 2002 and not indicative of a full year's operating results.

(4)  Annualized.

(5)  For the period from December 17, 2001 (the merger date) through December 31, 2002, the Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed 1.17% of the Fund's average daily net assets as stipulated under the Merger Proxy Statement. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been, 1.31% for the period December 1, 2001 through October 31, 2002.

See accompanying notes to financial statements.

TCW Opportunity Fund

Financial Highlights — N Class

	Year Ended October 31,								December 1, 2001
									through		Year Ended
	2006		2005		2004		2003		October 31, 2002		November 30, 2001 (1)
Net Asset Value per Share, Beginning of Period	$13.49		$13.20		$11.96		$8.69		$10.43		$9.38
Income (Loss) from Investment Operations:
Net Investment (Loss)	(0.05	) (2)	(0.07	) (2)	(0.11	) (2)	(0.05	) (2)	(0.04	) (2)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.27		1.28		1.43		3.32		(1.09)		1.43
Total from Investment Operations	2.22		1.21		1.32		3.27		(1.13)		1.35
Less Distributions:
Distributions from Net Realized Gain	(0.63)		(0.92)		(0.08)		—		(0.61)		(0.30)
Net Asset Value per Share, End of Period	$15.08		$13.49		$13.20		$11.96		$8.69		$10.43
Total Return	16.92%		9.21%		11.09%		37.63%		(11.46	)% (3)	14.75%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$91,085		$53,083		$36,392		$24,042		$19,551	(4)	$20,428
Ratio of Expenses to Average Net Assets	1.43%		1.57%		1.65	% (5)	1.50	% (5)	1.31	% (4)(5)	1.59%
Ratio of Net Investment (Loss) to Average Net Assets	(0.37)%		(0.54)%		(0.82)%		(0.51)%		(0.43	)% (4)	(0.68)%
Portfolio Turnover Rate	48.81%		44.61%		51.62%		55.68%		41.83	% (3)	111.00%

(1)  Reflects the A Class of the former SG Cowen Opportunity Fund adjusted for the exchange.

(2)  Computed using average shares outstanding throughout the period.

(3)  For the period December 1, 2001 through October 31, 2002 and not indicative of full years operating results.

(4)  Annualized.

(5)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. for the period beginning after January 1, 2003. The expense limitation is voluntary and is terminable on six months notice. For the period from December 17, 2001 (the merger date) through December 31, 2002, the operating expenses were limited to 1.32% of the Fund's average daily net assets as stipulated under the Merger Proxy Statement. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been, 1.69% and 1.79% for the years ended October 31, 2004 and 2003, respectively, and 1.78% for the period December 1, 2001 through October 31, 2002.

See accompanying notes to financial statements.

TCW Opportunity Fund

Financial Highlights — K Class

	Year Ended October 31,			November 1, 2002 (Commencement of Offering of K Class Shares)
				through
	2006	2005	2004	October 31, 2003
Net Asset Value per Share, Beginning of Period	$13.64	$13.37	$12.00	$8.70
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.10)	(0.11)	(0.02)	(0.04)
Net Realized and Unrealized Gain on Investments	2.29	1.30	1.39	3.34
Total from Investment Operations	2.19	1.19	1.37	3.30
Less Distributions:
Distributions from Net Realized Gain	(0.63)	(0.92)	—	—
Net Asset Value per Share, End of Period	$15.20	$13.64	$13.37	$12.00
Total Return	16.58%	8.85%	11.42%	37.93%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,278	$2,192	$80	$— (2)
Ratio of Expenses to Average Net Assets (3)	1.77%	1.89%	1.90%	1.35%
Ratio of Net Investment (Loss) to Average Net Assets	(0.67)%	(0.84)%	(0.18)%	(0.45)%
Portfolio Turnover Rate	48.81%	$44.61%	51.62%	55.68%

(1)  Computed using average shares outstanding throughout the period.

(2)  Amount rounds to less than $1 (in thousands).

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been, 2.42%, 3.24% and 1,300.23% for the years ended October 31, 2006, 2005 and 2004, respectively, and 1.86% for the period November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003.

See accompanying notes to financial statements.

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$19.42	$17.79	$17.00	$11.73	$14.45
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.09)	(0.11)	(0.10)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	1.74	0.89	5.35	(2.64)
Total from Investment Operations	(0.25)	1.63	0.79	5.27	(2.72)
Net Asset Value per Share, End of Year	$19.17	$19.42	$17.79	$17.00	$11.73
Total Return	(1.29)%	9.16%	4.65%	44.93%	(18.82)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,716,604	$3,041,961	$2,519,200	$1,946,180	$983,646
Ratio of Expenses to Average Net Assets	0.89%	0.90%	0.86%	0.89%	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.44)%	(0.59)%	(0.55)%	(0.56)%	(0.56)%
Portfolio Turnover Rate	38.65%	16.32%	14.41%	22.16%	3.31%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$19.00	$17.46	$16.75	$11.59	$14.32
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.14)	(0.16)	(0.15)	(0.13)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	1.70	0.86	5.29	(2.61)
Total from Investment Operations	(0.29)	1.54	0.71	5.16	(2.73)
Net Asset Value per Share, End of Year	$18.71	$19.00	$17.46	$16.75	$11.59
Total Return	(1.53)%	8.82%	4.24%	44.52%	(19.06)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$975,971	$1,168,507	$1,215,148	$754,060	$281,539
Ratio of Expenses to Average Net Assets	1.17%	1.21%	1.20%	1.25%	1.18%
Ratio of Net Investment (Loss) to Average Net Assets	(0.71)%	(0.90)%	(0.89)%	(0.93)%	(0.88)%
Portfolio Turnover Rate	38.65%	16.32%	14.41%	22.16%	3.31%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Select Equities Fund

Financial Highlights — K Class

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$19.23	$17.76	$17.01	$11.73	$14.45
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.24)	(0.27)	(0.24)	(0.05)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	1.74	0.99	5.33	(2.65)
Total from Investment Operations	(0.40)	1.47	0.75	5.28	(2.72)
Net Asset Value per Share, End of Year	$18.83	$19.23	$17.76	$17.01	$11.73
Total Return	(2.08)%	8.28%	4.41%	45.01%	(18.82)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,793	$1,199	$54	$— (2)	$— (2)
Ratio of Expenses to Average Net Assets (3)	1.71%	1.75%	1.82%	1.62%	1.53%
Ratio of Net Investment (Loss) to Average Net Assets	(1.27)%	(1.45)%	(1.35)%	(0.38)%	(0.47)%
Portfolio Turnover Rate	38.65%	16.32%	14.41%	22.16%	3.31%

(1)  Computed using average shares outstanding throughout the period.

(2)  Amounts round to less than $1 (in thousands).

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months' notice had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.98%, 4.70%, 602.14%, 11,965.87% and 9,126.31% for the years ended October 31, 2006, 2005, 2004, 2003, and 2002, respectively.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$16.56	$14.71	$14.74	$10.23	$15.28
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.13)	(0.17)	(0.10)	(0.13)	(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	3.45	2.02	0.07	4.64	(4.89)
Total from Investment Operations	3.32	1.85	(0.03)	4.51	(5.05)
Net Asset Value per Share, End of Year	$19.88	$16.56	$14.71	$14.74	$10.23
Total Return	19.98%	12.64%	(0.20)%	44.08%	(33.05)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$27,454	$26,881	$60,251	$97,783	$71,362
Ratio of Expenses to Average Net Assets	1.40%	1.40%	1.20%	1.26%	1.19%
Ratio of Net Investment (Loss) to Average Net Assets	(0.68)%	(1.10)%	(0.67)%	(1.13)%	(1.09)%
Portfolio Turnover Rate	96.93%	76.33%	42.56%	84.70%	29.01%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$16.22	$14.44	$14.53	$10.13	$15.16
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.17)	(0.22)	(0.15)	(0.18)	(0.19)
Net Realized and Unrealized Gain (Loss) on Investments	3.35	2.00	0.06	4.58	(4.84)
Total from Investment Operations	3.18	1.78	(0.09)	4.40	(5.03)
Net Asset Value per Share, End of Year	$19.40	$16.22	$14.44	$14.53	$10.13
Total Return	19.61%	12.33%	(0.62)%	43.43%	(33.22)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$29,310	$31,617	$79,219	$81,834	$52,656
Ratio of Expenses to Average Net Assets	1.66%	1.75%	1.60%	1.68%	1.47%
Ratio of Net Investment (Loss) to Average Net Assets	(0.92)%	(1.44)%	(1.00)%	(1.55)%	(1.37)%
Portfolio Turnover Rate	96.93%	76.33%	42.56%	84.70%	29.01%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Value Added Fund

Financial Highlights — I Class

	Year Ended October 31,
	2006		2005		2004	2003		2002
Net Asset Value per Share, Beginning of Year	$12.73		$13.59		$13.80	$8.43		$10.99
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.10)		(0.09)		(0.13)	(0.12)		(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	2.74		0.69		0.04	5.49		(2.40)
Total from Investment Operations	2.64		0.60		(0.09)	5.37		(2.53)
Less Distributions:
Distributions from Net Realized Gain	(0.96)		(1.46)		(0.12)	—		(0.03)
Net Asset Value per Share, End of Year	$14.41		$12.73		$13.59	$13.80		$8.43
Total Return	21.73%		3.60%		(0.64)%	63.70%		(23.12)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$30,271		$28,478		$35,609	$34,924		$11,688
Ratio of Expenses to Average Net Assets	1.57	% (2)	1.62	% (2)	1.50%	1.61	% (2)	1.56	% (2)
Ratio of Net Investment (Loss) to Average Net Assets	(0.74)%		(0.68)%		(0.91)%	(1.16)%		(1.14)%
Portfolio Turnover Rate	74.91%		62.76%		71.97%	67.67%		72.35%

(1)  Computed using average shares outstanding throughout the period.

(2)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.73%, 1.72%, 1.64%, and 1.89% for the years ended October 31, 2006, 2005, 2003, and 2002, respectively.

See accompanying notes to financial statements.

TCW Value Added Fund

Financial Highlights — N Class

	Year Ended October 31,				May 1, 2002 (Commencement of Offering of N Class Shares)
					through
	2006	2005	2004	2003	October 31, 2002
Net Asset Value per Share, Beginning of Period	$14.33	$13.71	$13.80	$8.43	$14.11
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.12)	—	(0.11)	(0.14)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.96	0.62	0.02	5.51	(5.63)
Total from Investment Operations	2.84	0.62	(0.09)	5.37	(5.68)
Net Asset Value per Share, End of Period	$17.17	$14.33	$13.71	$13.80	$8.43
Total Return	19.82%	4.45%	(0.65)%	63.70%	(40.26	)% (2)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1	$— (3)	$— (3)	$— (3)	$—	(3)
Ratio of Expenses to Average Net Assets (4)	1.56%	1.62%	1.67%	1.64%	1.48	% (5)
Ratio of Net Investment (Loss) to Average Net Assets	(0.73)%	—	(0.76)%	(1.34)%	(0.89	)% (5)
Portfolio Turnover Rate	74.91%	62.76%	71.97%	67.67%	72.35	% (6)

(1)  Computed using average shares outstanding throughout the period.

(2)  For the period May 1, 2002 (Commencement of Offering of N Class Shares) through October 31, 2002 and not indicative of a full year's operating results.

(3)  Amounts round to less than $1 (in thousands).

(4)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 4,180.98%, 7,697.12%, 6,789.72% and 11,978.69% for the years ended October 31, 2006, 2005, 2004 and 2003, respectively, and 10,222.16% for the period May 1, 2002 (Commencement of Offering of N Class Shares) through October 31, 2002.

(5)  Annualized.

(6)  Represents the Fund's turnover for the year ended October 31, 2002.

See accompanying notes to financial statements.

TCW Value Added Fund

Financial Highlights — K Class

	Year Ended October 31,			November 1, 2002 (Commencement of Offering of K Class Shares)
				through
	2006	2005	2004	October 31, 2003
Net Asset Value per Share, Beginning of Period	$14.33	$13.71	$13.80	$8.43
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.61)	—	(0.12)	(0.12)
Net Realized and Unrealized Gain on Investments	3.22	0.62	0.03	5.49
Total from Investment Operations	2.61	0.62	(0.09)	5.37
Net Asset Value per Share, End of Period	$16.94	$14.33	$13.71	$13.80
Total Return	18.07%	4.52%	(0.65)%	63.70%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands) (2)	$—	$—	$—	$—
Ratio of Expenses to Average Net Assets (3)	1.81%	1.87%	1.67%	1.64%
Ratio of Net Investment (Loss) to Average Net Assets	(3.77)%	—	(0.80)%	(1.19)%
Portfolio Turnover Rate	74.91%	62.76%	71.97%	67.67%

(1)  Computed using average shares outstanding throughout the period.

(2)  Amounts round to less than $1 (in thousands).

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 5,363.32%, 4,166.09% and 1,816.03% for the years ended October 31, 2006, 2005 and 2004, respectively, and 2.59% for the period November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$22.15	$20.81	$19.27	$13.05	$15.94
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.08	0.01	(0.03)	(0.04)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	3.77	1.63	1.57	6.26	(2.67)
Total from Investment Operations	3.85	1.64	1.54	6.22	(2.73)
Less Distributions:
Distributions from Net Investment Income	(0.04)	—	—	—	—
Distributions from Net Realized Gain	(1.69)	(0.30)	—	—	(0.16)
Total Distributions	(1.73)	(0.30)	—	—	(0.16)
Net Asset Value per Share, End of Year	$24.27	$22.15	$20.81	$19.27	$13.05
Total Return	18.16%	7.88%	7.99%	47.66%	(17.39)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$800,060	$896,154	$842,560	$546,620	$274,297
Ratio of Expenses to Average Net Assets	0.95%	0.92%	0.93%	0.98%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36%	(0.06)%	(0.14)%	(0.24)%	(0.34)%
Portfolio Turnover Rate	73.48%	59.48%	46.33%	53.78%	84.85%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$21.81	$20.56	$19.11	$12.99	$15.91
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.02	(0.07)	(0.10)	(0.09)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	3.71	1.62	1.55	6.21	(2.66)
Total from Investment Operations	3.73	1.55	1.45	6.12	(2.76)
Less Distributions:
Distributions from Net Investment Income	—	—	—	—	—
Distributions from Net Realized Gain	(1.69)	(0.30)	—	—	(0.16)
Total Distributions	(1.69)	(0.30)	—	—	(0.16)
Net Asset Value per Share, End of Year	$23.85	$21.81	$20.56	$19.11	$12.99
Total Return	17.85%	7.53%	7.59%	47.11%	(17.61)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$191,179	$222,342	$313,913	$137,795	$82,884
Ratio of Expenses to Average Net Assets	1.22%	1.27%	1.25%	1.33%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%	(0.32)%	(0.47)%	(0.58)%	(0.62)%
Portfolio Turnover Rate	73.48%	59.48%	46.33%	53.78%	84.85%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Financial Highlights — K Class

	Year Ended October 31,			November 1, 2002 (Commencement of Offering of K Class Shares)
				through
	2006	2005	2004	October 31, 2003
Net Asset Value per Share, Beginning of Period	$21.96	$20.79	$19.27	$13.05
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.09)	(0.13)	(0.17)	(0.02)
Net Realized and Unrealized Gain on Investments	3.72	1.60	1.69	6.24
Total from Investment Operations	3.63	1.47	1.52	6.22
Less Distributions:
Distributions from Net Realized Gain	(1.69)	(0.30)	—	—
Net Asset Value per Share, End of Period	$23.90	$21.96	$20.79	$19.27
Total Return	17.30%	7.01%	7.89%	47.66%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,001	$2,671	$470	$— (2)
Ratio of Expenses to Average Net Assets (3)	1.71%	1.75%	1.79%	1.54%
Ratio of Net Investment (Loss) to Average Net Assets	(0.41)%	(0.60)%	(0.85)%	(0.14)%
Portfolio Turnover Rate	73.48%	59.48%	46.33%	53.78%

(1)  Computed using average shares outstanding throughout the period.

(2)  Amount rounds to less than $1 (in thousands).

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses fo the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 1.97%, 3.29% and 27.33% for the years ended 2006, 2005 and 2004, respectively, and 2.05% for the period November 1, 2002 (Commencement of Offering K Class Shares) through October 31, 2003.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the
TCW Funds, Inc. (formerly TCW Galileo Funds, Inc.):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Balanced Fund, TCW Diversified Value Fund (formerly TCW Galileo Diversified Value Fund), TCW Dividend Focused Fund (formerly TCW Galileo Dividend Focused Fund), TCW Equities Fund (formerly TCW Galileo Equities Fund), TCW Focused Equities Fund (formerly TCW Galileo Focused Equities Fund), TCW Growth Equities Fund (formerly TCW Galileo Growth Equities Fund), TCW Growth Insights Fund (formerly TCW Galileo Growth Insights Fund), TCW Large Cap Core Fund (formerly TCW Galileo Large Cap Core Fund), TCW Large Cap Flexible Growth Fund, TCW Opportunity Fund (formerly TCW Galileo Opportunity Fund), TCW Select Equities Fund (formerly TCW Galileo Select Equities Fund), TCW Small Cap Growth Fund (formerly TCW Galileo Small Cap Growth Fund), TCW Value Added Fund (formerly TCW Galileo Value Added Fund), and TCW Value Opportunities Fund (formerly TCW Galileo Value Opportunities Fund), (the "TCW U.S. Equities Funds" (formerly the "TCW Galileo U.S. Equities Funds")) (fourteen of twenty-three funds comprising the TCW Funds, Inc.) as of October 31, 2006, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods ended October 31, 2006 and October 31, 2005, and the financial highlights for each of the respective periods in the period ended October 31, 2006. These financial statements and financial highlights are the responsibility of the TCW U.S. Equities Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended November 30, 2001 of TCW Diversified Value Fund, TCW Dividend Focused Fund and TCW Opportunity Fund (formerly the SG Cowen Large Cap Value Fund, SG Cowen Income + Growth Fund and SG Cowen Opportunity Fund, respectively, and collectively referred to as the "Cowen Funds") were audited by other auditors whose report, dated January 18, 2002, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW U.S. Equities Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW U.S. Equities Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW U.S. Equities Funds as of October 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

December 22, 2006
Los Angeles, California

U.S. EQUITIES

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a TCW Fund, you incur ongoing operational costs of a fund, including management fees and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

Actual Expenses The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2006 to October 31, 2006)
TCW Balanced Fund
I Class Shares
Actual	$1,000.00	$1,046.01	1.22%	$2.09
Hypothetical (5% return before expenses)	1,000.00	1,006.30	1.22%	2.05
N Class Shares
Actual	$1,000.00	$1,045.26	1.22%	$2.09
Hypothetical (5% return before expenses)	1,000.00	1,006.30	1.22%	2.05
TCW Diversified Value Fund
I Class Shares
Actual	$1,000.00	$1,070.55	0.98%	$5.17
Hypothetical (5% return before expenses)	1,000.00	1,020.50	0.98%	5.05
N Class Shares
Actual	$1,000.00	$1,070.11	1.20%	$6.33
Hypothetical (5% return before expenses)	1,000.00	1,019.40	1.20%	6.17
TCW Dividend Focused Fund
I Class Shares
Actual	$1,000.00	$1,074.32	0.88%	$4.65
Hypothetical (5% return before expenses)	1,000.00	1,021.00	0.88%	4.53
N Class Shares
Actual	$1,000.00	$1,072.27	1.17%	$6.18
Hypothetical (5% return before expenses)	1,000.00	1,019.50	1.17%	6.02
K Class Shares
Actual	$1,000.00	$1,073.95	1.60%	$8.45
Hypothetical (5% return before expenses)	1,000.00	1,017.30	1.60%	8.22

U.S. EQUITIES

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2006 to October 31, 2006)
TCW Equities Fund
I Class Shares
Actual	$1,000.00	$1,005.81	0.77%	$3.94
Hypothetical (5% return before expenses)	1,000.00	1,021.60	0.77%	3.97
N Class Shares
Actual	$1,000.00	$1,003.49	1.24%	$6.33
Hypothetical (5% return before expenses)	1,000.00	1,019.20	1.24%	6.38
K Class Shares
Actual	$1,000.00	$1,005.12	1.63%	$8.33
Hypothetical (5% return before expenses)	1,000.00	1,017.20	1.63%	8.38
TCW Focused Equities Fund
I Class Shares
Actual	$1,000.00	$1,005.63	1.36%	$6.95
Hypothetical (5% return before expenses)	1,000.00	1,018.50	1.36%	6.99
N Class Shares
Actual	$1,000.00	$1,006.33	1.38%	$7.05
Hypothetical (5% return before expenses)	1,000.00	1,018.40	1.38%	7.10
TCW Growth Equities Fund
I Class Shares
Actual	$1,000.00	$944.14	1.62%	$8.02
Hypothetical (5% return before expenses)	1,000.00	1,017.20	1.62%	8.33
N Class Shares
Actual	$1,000.00	$944.14	1.55%	$7.68
Hypothetical (5% return before expenses)	1,000.00	1,017.60	1.55%	7.97
TCW Growth Insights Fund
N Class Shares
Actual	$1,000.00	$957.06	1.62%	$8.08
Hypothetical (5% return before expenses)	1,000.00	1,017.20	1.62%	8.33
TCW Large Cap Core Fund
I Class Shares
Actual	$1,000.00	$1,026.81	1.20%	$6.20
Hypothetical (5% return before expenses)	1,000.00	1,019.40	1.20%	6.17
N Class Shares
Actual	$1,000.00	$1,025.20	1.57%	$8.10
Hypothetical (5% return before expenses)	1,000.00	1,017.50	1.57%	8.07
TCW Large Cap Flexible Growth Fund
I Class Shares
Actual	$1,000.00	$985.42	1.45%	$7.34
Hypothetical (5% return before expenses)	1,000.00	1,018.10	1.45%	7.46
N Class Shares
Actual	$1,000.00	$985.41	1.45%	$7.34
Hypothetical (5% return before expenses)	1,000.00	1,018.10	1.45%	7.46

U.S. EQUITIES

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2006 to October 31, 2006)
TCW Opportunity Fund
I Class Shares
Actual	$1,000.00	$964.07	1.16%	$5.81
Hypothetical (5% return before expenses)	1,000.00	1,019.60	1.16%	5.97
N Class Shares
Actual	$1,000.00	$962.96	1.42%	$7.10
Hypothetical (5% return before expenses)	1,000.00	1,018.20	1.42%	7.30
K Class Shares
Actual	$1,000.00	$961.42	1.76%	$8.80
Hypothetical (5% return before expenses)	1,000.00	1,016.50	1.76%	9.04
TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$960.42	0.92%	$4.60
Hypothetical (5% return before expenses)	1,000.00	1,020.80	0.92%	4.74
N Class Shares
Actual	$1,000.00	$958.99	1.17%	$5.84
Hypothetical (5% return before expenses)	1,000.00	1,019.50	1.17%	6.02
K Class Shares
Actual	$1,000.00	$956.32	1.71%	$8.52
Hypothetical (5% return before expenses)	1,000.00	1,016.80	1.71%	8.79
TCW Small Cap Growth Fund
I Class Shares
Actual	$1,000.00	$977.39	1.40%	$7.05
Hypothetical (5% return before expenses)	1,000.00	1,018.30	1.40%	7.20
N Class Shares
Actual	$1,000.00	$975.86	1.64%	$8.26
Hypothetical (5% return before expenses)	1,000.00	1,017.10	1.64%	8.43
TCW Value Added Fund
I Class Shares
Actual	$1,000.00	$987.66	1.56%	$7.90
Hypothetical (5% return before expenses)	1,000.00	1,017.50	1.56%	8.02
N Class Shares
Actual	$1,000.00	$1,001.75	1.56%	$7.96
Hypothetical (5% return before expenses)	1,000.00	1,017.50	1.56%	8.02
K Class Shares
Actual	$1,000.00	$987.74	1.81%	$9.17
Hypothetical (5% return before expenses)	1,000.00	1,016.30	1.81%	9.30
TCW Value Opportunities Fund
I Class Shares
Actual	$1,000.00	$991.02	0.99%	$5.02
Hypothetical (5% return before expenses)	1,000.00	1,020.40	0.99%	5.10

U.S. EQUITIES

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2006 to October 31, 2006)
N Class Shares
Actual	$1,000.00	$990.03	1.19%	$6.03
Hypothetical (5% return before expenses)	1,000.00	1,019.40	1.19%	6.12
K Class Shares
Actual	$1,000.00	$987.61	1.70%	$8.61
Hypothetical (5% return before expenses)	1,000.00	1,016.80	1.70%	8.74

U.S. EQUITIES

TCW Funds, Inc.

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company's proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.  By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor's proxy voting guidelines, it will deliver the description that is disclosed in the Company's Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Company's proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company's proxy voting record for the most recent twelve-month period ended June 30 is available:

1.  By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company's proxy voting record, it will send the information disclosed in the Company's most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company's Form N-Q:

1.  By going to the SEC website at http://www.sec.gov.; or

2.  By visiting the SEC's Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

US EQUITIES

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement and Sub-Advisory Agreements

TCW Funds, Inc. (the "Company") and TCW Investment Management Company (the "Advisor") are parties to an Investment Management and Advisory Agreement ("Advisory Agreement"), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a "Fund") of the Company. The Advisor has entered into agreements ("Sub-Advisory Agreements") with Société Générale Asset Management International Limited to act as a sub-advisor to the TCW Emerging Markets Equities Fund and the TCW Global Equities Fund (previously named TCW Select International Growth Equities Fund), and with SG Asset Management (Singapore) Ltd. (collectively with Société Générale Asset Management International Limited, the "Sub-Advisors") to act as sub-advisor to the TCW Asia Pacific Equities Fund. At a meeting held on May 2, 2006, the Board of Directors of the Company re-approved the Advisory Agreement with respect to each Fund and the Sub-Advisory Agreements with respect to the TCW Asia Pacific Equities Fund, TCW Emerging Markets Equities Fund, and the TCW Global Equities Fund. Further, the Board approved the Advisory Agreement with respect to the newly organized TCW LifePlan Funds (consisting of four separate series of the Company which invest substantially all of their assets in the other Funds) on February 23, 2006, and the Advisory Agreement with respect to the newly organized series of the Company called the TCW Balanced Fund on August 22, 2006. The TCW LifePlan Funds and the TCW Balanced Fund are referred to herein as the "New Funds". The TCW LifePlan Funds had not commenced investment operations as of October 31, 2006. The Advisor and the Sub-Advisors provided materials to the Board for its evaluation, and the Independent Directors were advised by independent legal counsel with respect to these and other relevant matters. Discussed below are the factors considered by the Board in approving the Advisory Agreement and the Sub-Advisory Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The determinations were made on the basis of each Director's business judgment after consideration of all the information taken as a whole. Individual Director may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Approval of Advisory and Sub-Advisory Agreements

In evaluating the Advisory and Sub-Advisory Agreements, the Board including the Independent Directors, considered the following factors, among others:

Nature, Extent and Quality of Services. The Board considered the benefits to shareholders of continuing to retain the Advisor and the Sub-Advisors (and of initially retaining the Advisor with respect to the New Funds), particularly in light of the nature, extent, and quality of services provided or expected to be provided by the Advisor and the Sub-Advisors. The Board considered the ability of the Advisor and the Sub-Advisors to provide appropriate levels of support and resources to the Company, as applicable, and whether the Advisor and the Sub-Advisors have sufficiently qualified personnel. The Board noted the background and experience of the senior management and portfolio management personnel of the Advisor and the Sub-Advisors, and that the expertise and amounts of attention expected to be given to the Company by the Advisor and Sub-Advisors, as applicable, are substantial. The Board considered the ability of the Advisor and the Sub-Advisors to attract and retain qualified business professionals. The Board noted that the Sub-Advisors were chosen based on their expertise in certain foreign securities markets, and that such expertise is integral to the investment strategy of the sub-advised funds. The Board also considered the breadth of the compliance programs of the Advisor and the Sub-Advisors, as well as the compliance operations of the Advisor and the Sub-Advisors with respect to the Funds. In this regard, the Board noted the significant efforts of the Advisor's compliance staff in administering the Company's compliance program, and it took into consideration the assessment by the Company's Chief Compliance Officer of each Sub-Advisor's compliance program. The Board concluded that they were satisfied with the

US EQUITIES

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement and Sub-Advisory Agreements (Continued)

nature, extent and quality of the investment management services anticipated to be provided by the Advisor and the Sub-Advisors under the Advisory Agreement and Sub-Advisory Agreements, as applicable.

Investment Performance. The Board considered information about each Fund's historical performance, including the Morningstar 15(c) Report (the "Report"), as well as certain expense information regarding the funds. The Board noted that, with certain exceptions, the performance of the funds determined over one, three, five, and ten year periods, as applicable, was at times above average for their category grouping (as determined in the Report) and was at times below average for their category grouping. The Diversified Value, Equities, Focused Equities, Large Cap Core, and Total Return Bond Funds performed above their respective category averages for the periods presented. The Aggressive Growth Equities, Emerging Markets Equities, High Yield Bond, Select International Growth Equities (now named Global Equities), and Value Added Funds performed below their respective category averages for the periods presented. The Board also noted, however, the performance analysis provided by the Advisor with respect to certain of these Funds. Based on this information, and in consideration of the steps management has taken to address underperformance of certain Funds relative to category averages, the Board concluded that the Advisor and the Sub-Advisors should continue to provide investment management services to the Funds, as applicable, consistent with the objectives and strategies of the Funds. The Board noted that it would continue to monitor Fund investment performance on a regular basis and discuss with the Advisor from time to time any long-term underperformance as determined to be appropriate by the Board.

With respect to the New Funds, no actual performance information was considered by the Board because these Funds had not yet commenced investment operations, although the Board considered certain hypothetical performance information with respect to the TCW LifePlan Funds assuming various asset allocation strategies. The Board will receive quarterly performance information for the New Funds (as is the case for all of the Funds) once the New Funds commence investment operations.

Reasonableness of Advisory Fees and Profitability. The Board considered information in the Report and in the materials prepared by the Advisor regarding the advisory fees charged under other investment advisory contracts with the Advisor and other investment Advisors for other registered investment companies or other types of clients, as well as the total expenses of each of the Funds. The Independent Directors noted that the advisory fee charged to many of the Funds is higher than the advisory fee charged to certain separate accounts with similar strategies managed by the Advisor, but that, except for the Aggressive Growth Equities Fund (which was merged into the Growth Equities Fund), each Fund's advisory fee does not exceed the range of advisory fees charged to the other mutual funds contained in each Fund's respective peer groupings, based on information presented to the Board. The Board noted that the Aggressive Growth Equities Fund is in the process of merging with the Growth Equities Fund. The Board took into consideration that the Advisor agreed to reduce its investment advisory fee or pay the operating expenses of each Fund pursuant to certain expense limitation agreements. The Board also considered the cost of services to be provided and profits to be realized by the Advisor and Sub-Advisors and their affiliates from the relationship with the Company, including the overall financial soundness of the Advisor and Sub-Advisors.

The Board noted that the Advisor will not charge an investment management fee with respect the TCW LifePlan Funds, which will invest in shares of other Funds. However, the LifePlan Funds will bear a proportionate share of the expenses, including investment management fees, charged to the Funds in which they invest.

Based on their evaluation of this information, the Board concluded that the contractual management fees of the Funds under the Advisory Agreement and Sub-Advisory Agreements are fair and bear a reasonable

US EQUITIES

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement and Sub-Advisory Agreements (Continued)

relationship to the services rendered. In connection with its consideration of the Sub-Advisory Agreements, the Board noted that the Sub-Advisors' fees are paid by the Advisor out of the fee the Advisor charges under the Advisory Agreement and are not paid directly by the Funds.

Economies of Scale. The Board considered the potential of the Advisor to experience economies of scale as the funds grow in size. The Independent Directors noted that the Advisor has agreed to certain expense limitation arrangements, which are designed to maintain the overall expense ratios of the funds at a competitive level. The Board concluded that in light of the information presented, the current fee structures reflected in the Advisory Agreement and each Sub-Advisory Agreement are appropriate.

Ancillary Benefits. The Board considered ancillary benefits to be received by the Advisor, the Sub-Advisors, and their affiliates as a result of the relationship of the Advisor and the Sub-Advisors with the Company, including soft dollar arrangements and compensation for certain compliance support services. The Board noted that, in addition to the fees the Advisor and the Sub-Advisors receive under the Advisory and Sub-Advisory Agreements, the Advisor and the Sub-Advisors could receive additional benefits from the Funds in the form of reports, research and other services obtainable from brokers and their affiliates in return for brokerage commissions paid to such brokers. With respect to the TCW LifePlan Funds, the Board noted that the growth of those Funds will result in the growth of the other Fund in which the LifePlan Funds invest, which would result in increased investment management fee revenue to the Advisor and other potential benefits associated with the growth of the Funds. The Board concluded that any potential benefits to be derived by the Advisor and the Sub-Advisors from their relationships with the funds are consistent with the services provided by the Advisor and the Sub-Advisors to the Funds.

Based upon these considerations, the Board of Directors, including the Independent Directors, approved the Advisory Agreement and each Sub-Advisory Agreement with respect to the Funds as proposed.

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2006, the following funds paid a capital gain distribution within the meaning of Section 852(b)(3)(c) of the Internal Revenue Code ("Code"). Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amount per Share
TCW Diversified Value Fund	$0.08
TCW Dividend Focused Fund	$0.24
TCW Equities Fund	$1.12
TCW Large Cap Core Fund	$0.07
TCW Opportunity Fund	$0.84
TCW Select Equities Fund	$0.17
TCW Value Added Fund	$1.55
TCW Value Opportunities Fund	$2.05

Under Section 854(b)(2) of the Code, the following funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2006:

Fund	Qualified Dividend Income
TCW Balanced Fund	$10,094
TCW Diversified Value Fund	$4,976,205
TCW Dividend Focused Fund	$26,009,869
TCW Equities Fund	$1,618,084
TCW Focused Equities Fund	$318,890
TCW Large Cap Core Fund	$250,310
TCW Opportunity Fund	$664,325
TCW Value Opportunities Fund	$8,412,268

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. For income tax preparation, please refer to the calendar year end tax information you will receive from the Funds' transfer agent in January 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of eight directors is responsible for overseeing the operations of the 23 TCW Funds. The directors of the Funds, and their business addresses and their principal occupations for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (70) c/o Paul Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit organization). Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young LLP for the Pacific Southwest Area.	Point 360 (audio visual services), Broadway National Bank (banking), TCW Strategic Income Fund, Inc. (closed-end fund).

Richard W. Call (82) 496 Prospect Terrace Pasadena, CA 91103	Mr. Call has served as a director of TCW Funds, Inc. since February 1994.	Private Investor. Former President of The Seaver Institute (a private foundation).	TCW Strategic Income Fund, Inc. (closed-end fund).

Matthew K. Fong (52) Strategic Advisory Group 556 S. Fair Oaks Avenue Pasadena, CA 91105	Mr. Fong has served as a director of TCW Funds, Inc. since April 1999.	President, Strategic Advisory Group, Of Counsel Sheppard, Mullin, Richter & Hamilton (law firm) since 1999. From 1995 to 1998, Mr. Fong served as Treasurer of the State of California.	Seismic Warning Systems, Inc., and TCW Strategic Income Fund, Inc. (closed-end fund).

John A. Gavin (75) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Gavin has served as a director of TCW Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital Management Trust (mutual fund), TCW Strategic Income Fund, Inc. (closed-end fund), and Hotchkis and Wiley Funds (mutual funds).

Patrick C. Haden (53) 10900 Wilshire Boulevard Los Angeles, CA 90024 Chairman	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	General Partner, Riordan, Lewis & Haden (private equity firm).	Indy Mac Mortgage Holdings (mortgage banking), Tetra Tech, Inc. (environmental consulting), and TCW Strategic Income Fund, Inc. (closed-end fund).

Charles A. Parker (72) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Parker has served as a director of TCW Funds, Inc. since April 2003.	Private Investor.	Horace Mann Educators Corp., trustee of the Burridge Center for Research in Security Prices (University of Colorado), and TCW Strategic Income Fund, Inc. (closed-end fund).

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Interested Directors

Each of these directors are "interested persons" of TCW Funds, Inc. ("Company") as defined in the 1940 Act because they are directors and officers of the Advisor, and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (62) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company, and Trust Company of the West.	Qualcomm Incorporated (wireless communications).

Thomas E. Larkin, Jr. (67) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Larkin has served as a director since inception of TCW Funds, Inc., in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company and Trust Company of the West.	None

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Alvin R. Albe, Jr. (53)*	President and Chief Executive Officer	President, Chief Executive Officer and Director, the Advisor, Executive Vice President and Director of TCW Asset Management Company and Trust Company of the West; Executive Vice President, The TCW Group, Inc., and President, Chief Executive Officer and Director, TCW Strategic Income Fund, Inc.

Michael E. Cahill (55)*	Senior Vice President, General Counsel and Assistant Secretary	Group Managing Director, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company and General Counsel, TCW Strategic Income Fund, Inc.

Charles W. Baldiswieler (48)*	Senior Vice President	Group Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company.

Hilary G.D. Lord (50)*	Senior Vice President and Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Strategic Income Fund, Inc.

TCW Funds, Inc.

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Ronald R. Redell (35)*	Senior Vice President	Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company.

Philip K. Holl (56)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Strategic Income Fund, Inc.

David S. DeVito (43)*	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc.

George N. Winn (38)*	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West and TCW Asset Management Company.

  (1)  Positions with The TCW Group, Inc. and its affiliates may have changed over time.

  *  Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

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Investment Advisor

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, California 90017

(800) FUND-TCW

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

Independent Auditors

Deloitte & Touche, LLP

350 South Grand Avenue

Los Angeles, California 90071

Custodian & Administrator

Investors Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Distributor

TCW Brokerage Services

865 South Figueroa Street

Los Angeles, California 90017

Directors

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

Richard W. Call

Director

Matthew K. Fong

Director

John A. Gavin

Director

Thomas E. Larkin, Jr.

Director

Charles A. Parker

Director

Marc I. Stern

Director

Officers

Alvin R. Albe, Jr.

President and Chief Executive Officer

Charles W. Baldiswieler

Senior Vice President

Michael E. Cahill

Senior Vice President,

General Counsel and Assistant Secretary

David S. DeVito

Treasurer and Chief Financial Officer

Philip K. Holl

Secretary and Associate General Counsel

Hilary G.D. Lord

Senior Vice President and Chief

Compliance Officer

Ronald R. Redell

Senior Vice President

George N. Winn
Assistant Treasurer

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

1-800-FUND-TCW

(800-386-3829)

www.tcw.com

FUNDarEQ1206

Item 2.                    Code of Ethics.  The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.  The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.                    Audit Committee Financial Expert.  The registrant has two audit committee financial experts, Samuel P. Bell and Charles A. Parker, who are independent of management serving on its audit committee.

Item 4.                    Principal Accountant Fees and Services.

(a) Audit Fees Paid by Registrant

2005	2006

$487,350	$503,360

(b) Audit-Related Fees Paid by Registrant

2005	2006

0	$0

(c) Tax Fees Paid by Registrant

2005	2006

$124,118	$88,192

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

2005	2006

$61,696	$17,213

Fees in 2005 were principally for a review of registrant’s anti-money laundering policy.  Fees in 2006 were principally for review of the tax treatment of REMIC Securities.

(e) (1)      The registrant’s audit committee approves each specific service the auditor will perform for the registrant.  Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None.

(f) Not applicable.

(g) None.

(h) Not applicable.

Item 5.                    Audit of Committee of Listed Registrants.  Not applicable.

Item 6.                    Schedule of Investments.  Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases. Not applicable.

Item 10.                 Submission of Matters to a Vote of Security Holders.

No material changes have been made to registrant’s procedures by which shareholders may recommend nominees to registrant’s Board of Directors.

Item 11.                 Controls and Procedures.

(a)    The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.                 Exhibits.

(a)      EX-99.CODE – Code of Ethics

(b)      EX-99.CERT – Section 302 Certifications (filed herewith).

EX-99.906CERT – Section 906 Certification (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)
/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
Chief Executive Officer

Date	January 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
Chief Executive Officer

Date	January 4, 2007

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date	January 4, 2007